UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund:	BlackRock Funds IV
BlackRock Systematic Multi-Strategy Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 12/31/2020

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2020

2020 Annual Report

BlackRock Funds V

• BlackRock Emerging Markets Bond Fund

BlackRock Funds IV

• BlackRock Systematic Multi-Strategy Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	22.16%	18.40%
U.S. small cap equities (Russell 2000® Index)	37.85	19.96
International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82
Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

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Fund Summary as of December 31, 2020	BlackRock Emerging Markets Bond Fund

Investment Objective

BlackRock Emerging Markets Bond Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2020, the Fund outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index.

What factors influenced performance?

Emerging market bonds performed well in 2020. After suffering a large sell-off in the first quarter of 2020 due to the emergence of COVID-19, the asset class recovered over the remainder of the year. Emerging market debt benefited from aggressive monetary and fiscal stimulus from world governments, together with the rapid economic rebound in China and other Asian nations. Later in the year, the approval of a vaccine for COVID-19 provided an additional tailwind and helped the index finish December 2020 near its pre-virus high.

Despite this challenging backdrop, the Fund outpaced its benchmark in 2020. The portfolio was positioned to capitalize on the market’s recovery in the second half of the period through overweight positions in higher-yielding countries such as Mexico, Ukraine and Egypt. Separately, a position in quasi-sovereign corporate issues made a sizable contribution. Holdings in select emerging market currencies and tactical overweights in oil-related countries, such as Angola and Nigeria, further aided results.

An overweight position in Venezuela, which was negatively affected by U.S. sanctions and lower oil prices, was the largest detractor. An overweight in Argentina also weighed on performance, as did underweights in countries that outperformed in the second-half rally, including Turkey, Saudi Arabia and the Philippines.

Describe recent portfolio activity.

During the first quarter of 2020, the investment adviser anticipated a global growth slowdown as the coronavirus developed into a pandemic. The Fund quickly adopted a defensive stance by removing its small positions in emerging market currencies, lengthening duration and employing strategies to manage the risk of widening yield spreads. (Duration is a measure of interest rate sensitivity.) The investment adviser also decreased the portfolio’s allocation to the high yield category through reductions in Ecuador, Nigeria, Turkey and Egypt. The Fund subsequently added to its weighting in oil-related issues, including Bahrain and Qatar, at attractive valuations that emerged in the wake of the sell-off.

During the second half of the reporting period, the Fund marginally rotated its exposure among high-yield countries in favor of those with greater visibility with respect to fundamentals. The Fund also added to Sub-Saharan Africa, including Angola, while partially reducing its weighting in Argentina and Ecuador. Later in the period, the investment adviser increased cash to prepare for new issuance and have the flexibility to capitalize on any volatility resulting from headline risk.

Describe portfolio positioning at period end.

Ukraine, Egypt and Mexico were the Fund’s largest overweights, while Philippines, Saudi Arabia and Malaysia were its most significant underweights. The Fund’s beta (risk profile) was higher than the benchmark, and its duration was approximately 1.35 years below the index. The investment adviser continues to emphasize careful selection given the varying impact COVID-19 is having on different countries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The	Fund commenced operations on July 27, 2017.
(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)

The Fund invests primarily in a portfolio of fixed-income securities of issuers located in or tied economically to emerging market countries that are predominantly denominated in U.S. dollars and derivatives with similar economic characteristics. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Emerging Markets Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

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Fund Summary as of December 31, 2020 (continued)	BlackRock Emerging Markets Bond Fund

(c)	An unmanaged index that tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

Performance Summary for the Period Ended December 31, 2020

				Average Annual Total Returns(a)(b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	1 Year	Since Inception	(c)
Institutional	3.56%	2.47%	11.14%	7.20%	4.62%
Class K	3.69	2.66	11.07	7.18	4.67
J.P. Morgan EMBI Global Diversified Index	—	—	8.25	5.26	5.30

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Emerging Markets Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on July 27, 2017.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,111.40	$3.61		$1,000.00	$1,021.72	$3.46		0.68%
Class K	1,000.00	1,110.70	3.13		1,000.00	1,022.17	3.00		0.59

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type(a)	Percent of Total Investments
Foreign Agency Obligations	85%
Corporate Bonds	15

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments
AA/Aa	4%
A	12
BBB/Baa	27
BB/Ba	17
B	34
CCC/Caa	6
C(c)	—
N/R(c)	—

(a)	Excludes short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 1% of long-term investments.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Investment Objective

BlackRock Systematic Multi-Strategy Fund’s (the “Fund”) investment objective is to seek total return comprised of current income and capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2020, the Fund outperformed the benchmark ICE BofA 3-Month U.S. Treasury Bill Index, but underperformed its other benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Fund Strategies

Core allocation across fixed-income and equity markets to balance interest rate and credit exposures. Strategies in the core portfolio may include mortgages, duration and curve, investment grade corporates, emerging markets, securitized credit, dividend equities and high yield.

Long/short alpha strategies seek equity securities and equity derivatives, primarily total return swaps, within a global opportunity set. These strategies seek to identify opportunities through a systematic approach by evaluating predicted returns relative to risk for each security. These strategies seek to provide an uncorrelated source of defensive returns.

Long/short macro strategies seek to capture returns through tactical trades to fixed income and equity markets. These strategies seek to tactically allocate and time directional exposures across several asset classes, such as credit default swaps, U.S. Treasures, U.K. Gilts and index futures.

What factors influenced performance?

The largest contributor to the Fund’s relative performance was the Directional Asset Allocation (“DAA”) strategy. The DAA strategy’s outperformance was driven by its exposure to mortgage-backed securities, as well as investment grade, high yield, and securitized credit. Rate exposure within this strategy also contributed, as rates rallied throughout the period. The strategy was successful in providing upside participation during the period. The macro strategy also contributed slightly to Fund returns.

In contrast, the defensive equity long/short strategy detracted slightly from relative performance. This strategy fulfilled its role in providing ballast to the Fund during the market downturn in the first quarter of 2020, as it tends to perform best in down markets, as increased equity market dispersion leads investors to focus more on credit fundamentals and balance sheet metrics. However, the risk-on market rally during the final nine months of 2020 did not provide the best environment for the strategy, as investors grew optimistic over global economic reopening, COVID-19 vaccine efficacy, and fiscal and monetary support.

Describe recent portfolio activity.

The Fund continued to apply its systematic investment approach, which combines asset allocation, defensive equity long/short alpha, and macro strategies across diversified asset classes. The Fund seeks to provide diversified alpha sources for balanced, consistent returns over time through various market conditions.

The Fund largely achieved its objective of upside participation and downside protection. The DAA’s regime indicator signaled elevated valuations and prompted a defensive positioning for the Fund coming into the period, which provided protection during the first quarter selloff. The Fund also participated in the upside from the ensuing market rally, as the regime indicator moved into an expansion phase. As economic data firmed and trended more positively, the Fund increased exposure to spread assets such as investment grade credit, dividend equities, and high yield.

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the investment adviser to obtain exposure to and/or take outright views on interest rates. Standalone performance impact from derivatives used to manage risk can be taken out of context and may not necessarily portray the total performance impact of the affected position. The Fund’s use of derivatives had a negative impact on performance for the period.

The Fund continued to use leveraged strategies, which involve holding cash in order to back investments in to-be-announced mortgage derivative securities. Despite having a reported cash position exceeding 5%, the Fund’s investable cash position is negative due to unsettled forward transactions on derivatives, which had a positive impact on performance during the period.

Describe portfolio positioning at period end.

The Fund remained diversified across fixed-income sectors within the DAA strategy in order to participate in potential market upside while maintaining protection against future selloffs. The DAA strategy was in its expansion phase and strategically increased risk to spread assets accordingly. The macro and defensive equity strategies continued to provide ballast and uncorrelated returns, helping the Fund provide strong risk-adjusted returns across market environments as equity market dispersion remained elevated and could increase in the future.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2020 (continued)	BlackRock Systematic Multi-Strategy Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on May 19, 2015.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund invests in a range of global asset classes, with a focus on fixed and floating rate debt securities and equity securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)	ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks 3-month U.S. Treasury securities.
(d)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		Since Inception(c)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(0.64)%	3.57%	N/A	5.89%	N/A	4.55%	N/A
Investor A	(0.71)	3.34	(0.79)%	5.64	4.78%	4.31	3.55%
Investor C	(1.19)	2.55	1.55	4.84	4.84	3.50	3.50
Class K	(0.62)	3.59	N/A	5.89	N/A	4.55	N/A
ICE BofA 3-Month U.S. Treasury Bill Index	0.07	0.67	N/A	1.20	N/A	1.08	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.29	7.51	N/A	4.44	N/A	3.99	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)	The Fund commenced operations on May 19, 2015.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$993.60	$4.76		$1,000.00	$1,020.36	$4.82		0.95%
Investor A	1,000.00	992.90	6.01		1,000.00	1,019.10	6.09		1.20
Investor C	1,000.00	988.10	9.74		1,000.00	1,015.33	9.88		1.95
Class K(c)	1,000.00	993.80	2.30		1,000.00	1,010.53	2.32		0.90

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown).

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2020 (continued)	BlackRock Systematic Multi-Strategy Fund

Expense Example (continued)

(c)

For Class K of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 94/366 (to reflect the period since inception date of September 29, 2020).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Net Assets
U.S. Government Sponsored Agency Securities	54%
Corporate Bonds	42
Money Market Funds	9
Common Stocks	8
Non-Agency Mortgage-Backed Securities	7
Investment Companies	5
Asset-Backed Securities	4
U.S. Treasury Obligations	1
Capital Trusts	— (b)
Warrants	— (b)
TBA Sale Commitments	(3)
Liabilities in Excess of Other Assets	(27)

INDUSTRY ALLOCATION

	Percent of Total Investments(c)
Industry	Long	Short	Total
Consumer Discretionary	7%	4%	11%
Financials	9	2	11
Industrials	5	3	8
Health Care	4	2	6
Communication Services	3	2	5
Energy	3	2	5
Information Technology	4	2	6
Materials	3	1	4
Consumer Staples	3	1	4
Utilities	3	1	4
Real Estate	1	1	2
Other(d)	34	—	34
	79%	21%	100%

(a)	Excludes underlying investment in total return swaps.
(b)	Rounds to less than 1% of net assets.
(c)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities and TBA sale commitments.
(d)	Consist of Asset-Backed Securities (2%), Investment Companies (2%), Non-Agency Mortgaged-Backed Securities (3%), U.S. Government Sponsored Agency Obligations (26%) and U.S Treasury Obligations (1%).

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About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Systematic Multi-Strategy Fund’s Class K Shares performance shown prior to the Class K Shares inception date of September 29, 2020 is that of Institutional Shares. The performance of BlackRock Systematic Multi-Strategy Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares for BlackRock Systematic Multi-Strategy Fund would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares (available only in BlackRock Systematic Multi-Strategy Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares (available only in BlackRock Systematic Multi-Strategy Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020, except with respect to BlackRock Systematic Multi-Strategy Fund’s Class K Shares which are based on a hypothetical investment of $1,000 on September 29, 2020 (commencement of operations) and held through December 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E OF E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	9

Derivative Financial Instruments (continued)

assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments December 31, 2020	BlackRock Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Azerbaijan — 1.1%
Southern Gas Corridor CJSC, 6.88%, 03/24/26	USD 224	$269,920

Brazil — 0.5%
Suzano Austria GmbH, 3.75%, 01/15/31	105	111,300

Chile — 0.9%
Corp. Nacional del Cobre de Chile, 3.00%, 09/30/29	200	216,687

China — 2.0%
CNAC HK Finbridge Co. Ltd., 4.63%, 03/14/23	200	206,813
Sinopec Group Overseas Development Ltd., 2.75%, 09/29/26	263	279,355

		486,168

Kazakhstan — 1.2%
KazMunayGas National Co. JSC, 6.38%, 10/24/48	200	288,062

Malaysia — 1.8%
Petronas Capital Ltd.
3.50%, 03/18/25	200	221,625
3.50%, 04/21/30	200	230,453

		452,078

Mexico — 3.7%
Petroleos Mexicanos
4.50%, 01/23/26	68	67,966
6.50%, 03/13/27	110	116,236
6.84%, 01/23/30	304	316,464
5.63%, 01/23/46	50	42,766
6.75%, 09/21/47	120	112,500
6.35%, 02/12/48	64	57,500
6.95%, 01/28/60	207	194,300

		907,732

Netherlands — 0.9%
MDGH - GMTN BV, 2.88%, 05/21/30	200	215,813

Turkey — 0.8%
Turkiye Vakiflar Bankasi TAO, 6.50%, 01/08/26	200	204,750

United Arab Emirates — 0.9%
DP World Crescent Ltd., 3.75%, 01/30/30	200	217,500

Venezuela(a)(b) — 0.4%
Petroleos de Venezuela SA
9.00%, 11/17/21	435	13,931
12.75%, 02/17/22	441	14,128
6.00%, 05/16/24	945	30,238
6.00%, 11/15/26	213	6,917
9.75%, 05/17/35	746	22,376

		87,590

Total Corporate Bonds — 14.2% (Cost: $4,051,983)		3,457,600

Foreign Agency Obligations

Angola — 1.6%
Angolan Government International Bond
8.25%, 05/09/28	200	191,938
9.38%, 05/08/48	210	198,253

		390,191

Security	Par (000)	Value

Argentina — 1.5%
Argentine Republic Government International Bond
1.00%, 07/09/29	USD 84	$36,759
0.13%, 07/09/30	182	74,080
0.13%, 07/09/35	398	145,601
0.13%, 01/09/38	94	38,352
0.13%, 07/09/46	222	81,217

		376,009

Bahrain — 1.8%
Bahrain Government International Bond
6.75%, 09/20/29	200	229,375
5.63%, 09/30/31	200	211,500

		440,875

Brazil — 3.7%
Brazil Notas do Tesouro Nacional, Serie F, 10.00%, 01/01/27	BRL 561	127,489

Brazilian Government International Bond
4.63%, 01/13/28	USD 200	224,250
3.88%, 06/12/30	310	327,050
5.00%, 01/27/45	200	222,187

		900,976

Chile — 1.8%
Chile Government International Bond, 2.55%, 01/27/32	400	429,500

China — 0.9%
China Government Bond, 2.64%, 08/13/22	CNY 100	15,346
Export-Import Bank of China, 2.63%, 03/14/22	USD 200	204,548

		219,894

Colombia — 3.9%
Colombia Government International Bond
2.63%, 03/15/23	200	206,938
4.50%, 01/28/26	200	226,812
5.63%, 02/26/44	400	518,625

		952,375

Costa Rica — 0.8%
Costa Rica Government International Bond, 7.16%, 03/12/45	200	184,938

Dominican Republic — 2.6%
Dominican Republic International Bond
4.50%, 01/30/30	150	162,328
6.85%, 01/27/45	250	304,140
6.50%, 02/15/48	150	176,766

		643,234

Ecuador(c) — 1.2%
Ecuador Government International Bond
0.50%, 07/31/30	135	86,770
0.50%, 07/31/35	282	152,955
0.50%, 07/31/40	115	58,107

		297,832

Egypt — 6.4%
Egypt Government Bond
14.05%, 07/21/22	EGP 2,180	139,454
13.56%, 01/14/30	1,650	101,156
14.66%, 10/06/30	1,680	108,242
Egypt Government International Bond
6.13%, 01/31/22	USD 200	208,438
5.25%, 10/06/25	200	212,500
7.63%, 05/29/32	200	226,187

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (continued) December 31, 2020	BlackRock Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Egypt (continued)
Egypt Government International Bond (continued)
7.90%, 02/21/48	USD 200	$217,375
8.88%, 05/29/50	300	351,656

		1,565,008

El Salvador — 1.0%
El Salvador Government International Bond
5.88%, 01/30/25	78	73,466
6.38%, 01/18/27	53	50,085
7.65%, 06/15/35	140	131,775

		255,326

Gabon — 1.8%
Gabon Government International Bond, 6.95%, 06/16/25	400	429,125

Ghana — 3.0%
Ghana Government International Bond
7.63%, 05/16/29	405	429,427
7.88%, 02/11/35	200	205,375
Republic of Ghana Government Bonds, 20.75%, 01/16/23 .	GHS 580	101,138

		735,940

Guatemala — 0.9%
Guatemala Government Bond, 4.50%, 05/03/26	USD 200	221,188

Hungary — 0.3%
Hungary Government International Bond, 7.63%, 03/29/41	40	70,684

Indonesia — 3.7%
Indonesia Government International Bond
2.85%, 02/14/30	600	646,875
4.75%, 07/18/47	200	250,187

		897,062

Ivory Coast — 0.4%
Ivory Coast Government International Bond, 5.75%, 12/31/32	91	91,899

Jamaica — 1.0%
Jamaica Government International Bond, 6.75%, 04/28/28	200	243,313

Jordan — 2.0%
Jordan Government International Bond, 5.85%, 07/07/30	450	496,125

Kenya — 0.9%
Kenya Government International Bond, 7.25%, 02/28/28	200	224,375

Lebanon(a)(b) — 0.3%
Lebanon Government International Bond
6.00%, 01/27/23	60	7,200
6.65%, 04/22/24	150	18,000
6.20%, 02/26/25	140	16,800
6.60%, 11/27/26	130	15,600
6.65%, 02/26/30	80	9,600

		67,200

Mexico — 2.2%
Mexico Government International Bond
4.75%, 04/27/32	200	240,375
5.00%, 04/27/51	240	299,220

		539,595

Security	Par (000)	Value

Mongolia — 0.9%
Mongolia Government International Bond, 5.13%, 04/07/26	USD 200	$214,500

Nigeria — 3.6%
Nigeria Government International Bond
7.63%, 11/21/25	200	229,562
6.50%, 11/28/27	200	215,438
7.14%, 02/23/30	200	215,313
7.88%, 02/16/32	200	220,187

		880,500

Oman — 3.4%
Oman Government International Bond
5.63%, 01/17/28	400	407,580
6.00%, 08/01/29	220	226,806
6.50%, 03/08/47	200	195,875

		830,261

Panama — 2.0%
Panama Government International Bond
3.88%, 03/17/28	200	229,563
4.50%, 04/01/56	200	258,000

		487,563

Peru — 1.1%
Peruvian Government International Bond
5.63%, 11/18/50	102	159,834
3.23%, 07/28/21	102	101,949

		261,783

Philippines — 1.6%
Philippine Government International Bond, 3.00%, 02/01/28	363	401,195

Poland — 0.7%
Republic of Poland Government International Bond, 3.25%, 04/06/26	150	169,063

Qatar — 2.2%
Qatar Government International Bond
3.75%, 04/16/30	220	258,294
4.82%, 03/14/49	200	272,375

		530,669

Romania — 1.1%
Romanian Government International Bond
3.00%, 02/14/31	126	134,859
2.63%, 12/02/40	EUR 100	129,953

		264,812

Russia — 2.1%
Russian Foreign Bond - Eurobond
4.25%, 06/23/27	USD 200	228,500
5.25%, 06/23/47	200	276,000

		504,500

Saudi Arabia — 2.7%
Saudi Government International Bond
4.38%, 04/16/29	200	237,000
2.75%, 02/03/32	400	422,000

		659,000

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Senegal — 1.4%
Senegal Government International Bond, 6.25%, 05/23/33.	USD 300	$336,375

South Africa — 2.6%
Republic of South Africa Government International Bond
4.30%, 10/12/28	400	416,000
5.88%, 06/22/30	200	226,063

		642,063

Sri Lanka — 0.9%
Sri Lanka Government International Bond
6.13%, 06/03/25	200	118,250
6.20%, 05/11/27	200	113,063

		231,313

Turkey — 1.9%
Turkey Government International Bond
5.95%, 01/15/31	260	271,050
5.75%, 05/11/47	200	190,000

		461,050

Ukraine — 5.7%
Ukraine Government International Bond
7.75%, 09/01/24	100	110,906
7.75%, 09/01/25	430	480,659
7.75%, 09/01/27	200	227,000
7.25%, 03/15/33	200	218,000
0.00%, 05/31/40(d)	359	368,985

		1,405,550

United Arab Emirates — 1.0%
Abu Dhabi Government International Bond, 3.88%, 04/16/50	200	242,938

Uruguay — 1.7%
Uruguay Government International Bond
4.38%, 10/27/27	120	141,862
4.13%, 11/20/45	26	32,642

Security	Par (000)	Value

Uruguay (continued)
Uruguay Government International Bond (continued)
5.10%, 06/18/50	USD 160	$223,900
4.98%, 04/20/55	21	28,833

		427,237

Total Foreign Agency Obligations — 80.3% (Cost: $18,093,632)		19,623,036

Total Long-Term Investments — 94.5% (Cost: $22,145,615)		23,080,636

	Shares

Short-Term Securities

Money Market Funds — 4.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(e)(f)	1,056,253	1,056,253

Total Short-Term Securities — 4.3% (Cost: $1,056,253)		1,056,253

Total Investments — 98.8% (Cost: $23,201,868)		24,136,889

Other Assets Less Liabilities — 1.2%		295,893

Net Assets — 100.0%		$24,432,782

(a)	Issuer filed for bankruptcy and/or is in default.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (“1940 Act”), as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,259,331	$—	$(203,078	)(a)	$—	$—	$1,056,253	1,056,253	$3,183	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2020	BlackRock Emerging Markets Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro Bund Futures	5	03/08/21	$1,085	$(2,461)
Long U.S. Treasury Bond	8	03/22/21	1,386	10,362

				$7,901

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	110,000	USD	133,491	Barclays Bank PLC	01/21/21	$946
MXN	16,502,334	USD	817,898	Morgan Stanley & Co. International PLC	01/21/21	9,853
ZAR	11,106,929	USD	731,908	Morgan Stanley & Co. International PLC	01/21/21	22,107
TRY	783,942	USD	102,414	Bank of America N.A.	01/29/21	2,172
TRY	808,383	USD	104,739	Bank of America N.A.	01/29/21	3,108
TRY	152,317	USD	19,733	UBS AG	01/29/21	587
TRY	183,958	USD	24,029	UBS AG	01/29/21	513
TRY	997,188	USD	132,445	UBS AG	01/29/21	591

						39,877

BRL	1,794,603	USD	354,918	Goldman Sachs International	01/21/21	(9,430)
RUB	27,104,088	USD	368,969	Barclays Bank PLC	01/21/21	(2,889)
USD	16,787	CNH	110,000	Morgan Stanley & Co. International PLC	01/21/21	(111)
USD	248,745	EUR	205,000	Natwest Markets PLC	01/21/21	(1,795)
USD	24,430	TRY	195,591	Bank of America N.A.	01/29/21	(1,664)
USD	239,759	TRY	1,920,000	Natwest Markets PLC	01/29/21	(16,389)
USD	102,064	TRY	817,309	UBS AG	01/29/21	(6,974)
UAH	1,081,900	USD	37,256	BNP Paribas S.A.	05/11/21	(121)
UAH	1,081,900	USD	37,255	BNP Paribas S.A.	05/11/21	(121)

						(39,494)

						$383

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Colombia	1.00%	Quarterly	Bank of America N.A.	12/20/25	USD	282	$(1,731)	$5,143	$(6,874)
Republic of Saudi Arabia	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	USD	288	(4,757)	(695)	(4,062)
Republic of Turkey	1.00	Quarterly	Goldman Sachs International	12/20/25	USD	344	31,652	60,880	(29,228)

							$25,164	$65,328	$(40,164)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$66,023	$(695)	$—	$(40,164)

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Emerging Markets Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$10,362	$—	$10,362
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	39,877	—	—	39,877
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	66,023	—	—	—	—	66,023

	$—	$66,023	$—	$39,877	$10,362	$—	$116,262

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,461	$—	$2,461
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	39,494	—	—	39,494
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	40,859	—	—	—	—	40,859

	$—	$40,859	$—	$39,494	$2,461	$—	$82,814

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(30,750)	$—	$(30,750)
Forward foreign currency exchange contracts	—	—	—	273,606	—	—	273,606
Options purchased(a)	—	—	—	—	(20,562)	—	(20,562)
Swaps	—	60,931	—	—	—	—	60,931

	$—	$60,931	$—	$273,606	$(51,312)	$—	$283,225

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(25,815)	$—	$(25,815)
Forward foreign currency exchange contracts	—	—	—	(32,794)	—	—	(32,794)
Swaps	—	(10,343)	—	—	—	—	(10,343)

	$—	$(10,343)	$—	$(32,794)	$(25,815)	$—	$(68,952)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2020	BlackRock Emerging Markets Bond Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$1,524,862
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$2,110,273
Average amounts sold — in USD	$2,663,267
Options
Average value of option contracts purchased	$1,699
Credit default swaps
Average notional value — buy protection	$1,044,213
Average notional value — sell protection	$196,250

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$2,757
Forward foreign currency exchange contracts	39,877	39,494
Swaps — OTC(a)	66,023	40,859

Total derivative assets and liabilities in the Statements of Assets and Liabilities	105,900	83,110

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,757)

Total derivative assets and liabilities subject to an MNA	$105,900	$80,353

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Bank of America N.A.	$10,423	$(8,538)	$—	$—	$1,885
Barclays Bank PLC	946	(946)	—	—	—
Goldman Sachs International	60,880	(38,658)	—	—	22,222
Morgan Stanley & Co. International PLC	31,960	(4,868)	—	—	27,092
UBS AG	1,691	(1,691)	—	—	—

	$105,900	$(54,701)	$—	$—	$51,199

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Emerging Markets Bond Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)
Bank of America N.A.	$8,538	$(8,538)	$—	$—	$—
Barclays Bank PLC	2,889	(946)	—	—	1,943
BNP Paribas S.A	242	—	—	—	242
Goldman Sachs International	38,658	(38,658)	—	—	—
Morgan Stanley & Co. International PLC	4,868	(4,868)	—	—	—
Natwest Markets PLC	18,184	—	—	—	18,184
UBS AG	6,974	(1,691)	—	—	5,283

	$80,353	$(54,701)	$—	$—	$25,652

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$3,457,600	$—	$3,457,600
Foreign Agency Obligations	—	19,623,036	—	19,623,036
Short-Term Securities
Money Market Funds	1,056,253	—	—	1,056,253

	$1,056,253	$23,080,636	$—	$24,136,889

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$39,877	$—	$39,877
Interest Rate Contracts	10,362	—	—	10,362
Liabilities
Credit Contracts	—	(40,164)	—	(40,164)
Foreign Currency Exchange Contracts	—	(39,494)	—	(39,494)
Interest Rate Contracts	(2,461)	—	—	(2,461)

	$7,901	$(39,781)	$—	$(31,880)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Credit Acceptance Receivables Trust,
Series 2017-1, Class D, 3.54%, 03/13/23(a)	$518	$518,906
AmeriCredit Automobile Receivables Trust
Series 2016-3, Class D, 2.71%, 09/08/22	1,200	1,205,462
Series 2017-3, Class D, 3.18%, 07/18/23	150	154,555
Avant Loans Funding Trust, Series 2019-B, Class A, 2.72%, 10/15/26(a)	348	348,993
Avid Automobile Receivables Trust, Series 2019-1, Class A, 2.62%, 02/15/24(a)	402	405,859
Conn’s Receivables Funding LLC(a)
Series 2019-A, Class A, 3.40%, 10/16/23	26	26,093
Series 2019-B, Class A, 2.66%, 06/17/24	273	273,081
Series 2020-A, Class A, 1.71%, 06/16/25	9,728	9,737,127
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Series 2019-HP1, Class A, 2.59%, 12/15/26	2,700	2,730,227
Series 2019-P2, Class A, 2.47%, 10/15/26	852	857,013
Series 2020-P1, Class A, 2.26%, 03/15/28	3,167	3,190,072
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P1, Class B, 4.07%, 07/15/25	1,145	1,147,525
Series 2018-P2, Class A, 3.47%, 10/15/25	1	774
Series 2019-P1, Class A, 2.94%, 07/15/26	225	226,085
CPS Auto Receivables Trust, Series 2020-B, Class A, 1.15%, 07/17/23(a)	2,470	2,477,539
Drive Auto Receivables Trust
Series 2017-1, Class D, 3.84%, 03/15/23	57	57,292
Series 2017-2, Class D, 3.49%, 09/15/23	43	43,284
Series 2017-3, Class D, 3.53%, 12/15/23(a)	127	128,887
Series 2017-BA, Class D, 3.72%, 10/17/22(a)	8	8,338
Series 2019-1, Class B, 3.41%, 06/15/23	42	41,736
Series 2019-1, Class D, 4.09%, 06/15/26	13,120	13,742,780
Series 2019-2, Class B, 3.17%, 11/15/23	189	190,556
Series 2020-2, Class A2A, 0.85%, 07/17/23	1,171	1,173,202
Series 2020-2, Class A3, 0.83%, 05/15/24	1,150	1,155,737
Series 2020-2, Class D, 3.05%, 05/15/28	4,110	4,336,200
DT Auto Owner Trust, Series 2020-2A, Class A, 1.14%, 01/16/24(a)	3,940	3,958,023
Enva LLC, Series 2018-A, Class B, 7.37%, 05/20/26(a)	6,116	6,229,728
ENVA LLC, Series 2019-A, Class A, 3.96%, 06/22/26(a)	355	355,826
Exeter Automobile Receivables Trust
Series 2019-1A, Class B, 3.45%, 02/15/23(a)	27	26,781
Series 2020-1A, Class B, 2.26%, 04/15/24(a)	3,070	3,112,317
Series 2020-2A, Class A, 1.13%, 08/15/23(a)	5,204	5,218,512
Series 2020-3A, Class B, 0.79%, 09/16/24	7,140	7,155,502
Marlette Funding Trust(a)
Series 2017-3A, Class C, 4.01%, 12/15/24	188	188,278
Series 2018-3A, Class B, 3.86%, 09/15/28	96	96,383
Series 2018-4A, Class A, 3.71%, 12/15/28	1,128	1,132,247
Series 2019-1A, Class A, 3.44%, 04/16/29	28	28,292
Series 2019-2A, Class A, 3.13%, 07/16/29	103	103,738
Series 2019-3A, Class A, 2.69%, 09/17/29	277	278,781
Series 2019-4A, Class A, 2.39%, 12/17/29	622	626,346
Series 2020-1A, Class A, 2.24%, 03/15/30	826	830,983
Series 2020-2A, Class A, 1.02%, 09/16/30	7,875	7,887,998
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(a)	500	539,939

Security	Par (000)	Value

Asset-Backed Securities (continued)
Prosper Marketplace Issuance Trust(a)
Series 2019-3A, Class A, 3.19%, 07/15/25	$2,776	$2,785,484
Series 2019-4A, Class A, 2.48%, 02/17/26	243	243,806
Santander Drive Auto Receivables Trust
Series 2016-3, Class D, 2.80%, 08/15/22	66	66,435
Series 2017-2, Class D, 3.49%, 07/17/23	184	185,736
Series 2018-2, Class D, 3.88%, 02/15/24	750	774,505
Series 2018-4, Class C, 3.56%, 07/15/24	945	957,797
Series 2018-5, Class D, 4.19%, 12/16/24	50	52,043
Series 2019-1, Class C, 3.42%, 04/15/25	4,670	4,751,921
Series 2019-1, Class D, 3.65%, 04/15/25	3,300	3,441,926
Series 2019-3, Class B, 2.28%, 09/15/23	970	977,613
Series 2020-2, Class B, 0.96%, 11/15/24	1,860	1,871,466
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 2.51%, 01/26/32(a)	650	691,007
SoFi Consumer Loan Program LLC, Series 2017-3,
Class A, 2.77%, 05/25/26(a)	3	3,288
SoFi Consumer Loan Program Trust, Series 2018-1,
Class A2, 3.14%, 02/25/27(a)	14	13,997
Upgrade Receivables Trust, Series 2019-2A,
Class A, 2.77%, 10/15/25(a)	120	120,528
Upstart Securitization Trust(a)
Series 2019-3, Class A, 2.68%, 01/21/30	9,436	9,520,122
Series 2020-1, Class A, 2.32%, 04/22/30	7,717	7,777,824
Westlake Automobile Receivables Trust(a)
Series 2018-1A, Class D, 3.41%, 05/15/23	135	136,218
Series 2018-3A, Class B, 3.32%, 10/16/23	6	6,484
Series 2018-3A, Class C, 3.61%, 10/16/23	4,000	4,038,672
Series 2018-3A, Class D, 4.00%, 10/16/23	100	103,021
Series 2019-1A, Class B, 3.26%, 10/17/22	5,000	5,029,591
Series 2019-2A, Class B, 2.62%, 07/15/24	1,250	1,265,618
Series 2020-2A, Class B, 1.32%, 07/15/25	5,240	5,303,856
Series 2020-3A, Class B, 0.78%, 11/17/25	12,840	12,867,458
Series 2020-3A, Class C, 1.24%, 11/17/25	2,410	2,423,384

Total Asset-Backed Securities — 4.5%
(Cost: $146,502,114)		147,356,797

	Shares

Common Stocks

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.	55,093	5,171,580
United Parcel Service, Inc., Class B	31,217	5,256,943

		10,428,523

Biotechnology — 0.5%
AbbVie, Inc.	48,962	5,246,278
Amgen, Inc.	22,688	5,216,425
Gilead Sciences, Inc.	84,913	4,947,032

		15,409,735

Building Products — 0.0%
AO Smith Corp.	23,151	1,269,138

Capital Markets — 0.4%
Cboe Global Markets, Inc.	35,192	3,277,079

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Houlihan Lokey, Inc.	74,930	$5,037,544
Virtu Financial, Inc., Class A	218,793	5,507,020

		13,821,643

Communications Equipment — 0.3%
Cisco Systems, Inc.	117,064	5,238,614
Juniper Networks, Inc.	227,050	5,110,895

		10,349,509

Containers & Packaging — 0.2%
Packaging Corp. of America	33,923	4,678,321
Sonoco Products Co.	21,365	1,265,876

		5,944,197

Diversified Telecommunication Services — 0.1%
Verizon Communications, Inc.	84,526	4,965,902

Electric Utilities — 0.8%
Alliant Energy Corp.	89,179	4,595,394
American Electric Power Co., Inc.	62,213	5,180,477
Avangrid, Inc.	78,609	3,572,779
Duke Energy Corp.	21,774	1,993,627
Eversource Energy	34,925	3,021,362
IDACORP, Inc.	14,179	1,361,609
Xcel Energy, Inc.	78,651	5,243,662

		24,968,910

Equity Real Estate Investment Trusts (REITs) — 0.2%
Public Storage	23,410	5,406,071

Food & Staples Retailing — 0.2%
Kroger Co.	165,947	5,270,477

Food Products — 0.8%
Campbell Soup Co.	104,518	5,053,445
Conagra Brands, Inc.	53,497	1,939,801
Flowers Foods, Inc.	230,953	5,226,467
General Mills, Inc.	85,996	5,056,565
J.M. Smucker Co.	38,038	4,397,193
Kellogg Co.	75,783	4,715,976

		26,389,447

Gas Utilities — 0.1%
Atmos Energy Corp.	38,389	3,663,462

Health Care Providers & Services — 0.1%
CVS Health Corp.	67,867	4,635,316

Household Durables — 0.1%
Garmin Ltd.	22,595	2,703,718

Household Products — 0.6%
Clorox Co.	25,602	5,169,556
Colgate-Palmolive Co.	60,986	5,214,913
Kimberly-Clark Corp.	33,769	4,553,074
Procter & Gamble Co.	37,625	5,235,142

		20,172,685

Independent Power and Renewable Electricity Producers — 0.1%
Atlantica Sustainable Infrastructure PLC	68,713	2,609,720

Industrial Conglomerates — 0.2%
3M Co.	30,118	5,264,325

IT Services — 0.5%
Amdocs Ltd.	77,179	5,474,306

Security	Shares	Value

IT Services (continued)
Automatic Data Processing, Inc.	29,761	$5,243,888
Paychex, Inc.	13,913	1,296,413
Western Union Co.	206,208	4,524,204

		16,538,811

Media — 0.2%
Comcast Corp., Class A	101,179	5,301,780

Metals & Mining — 0.3%
Newmont Corp.	84,444	5,057,351
Southern Copper Corp.	86,124	5,608,395

		10,665,746

Multi-Utilities — 0.6%
Ameren Corp.	67,229	5,247,896
CMS Energy Corp.	86,281	5,264,004
Consolidated Edison, Inc.	69,664	5,034,617
WEC Energy Group, Inc.	55,594	5,116,316

		20,662,833

Pharmaceuticals — 0.6%
Eli Lilly & Co.	34,790	5,873,944
Johnson & Johnson	34,273	5,393,885
Merck & Co., Inc.	62,445	5,108,001
Pfizer, Inc.	123,530	4,547,139

		20,922,969

Road & Rail — 0.1%
Union Pacific Corp.	10,870	2,263,351

Semiconductors & Semiconductor Equipment — 0.3%
Intel Corp.	98,607	4,912,601
Texas Instruments, Inc.	31,162	5,114,619

		10,027,220

Specialty Retail — 0.1%
Home Depot, Inc.	12,945	3,438,451

Technology Hardware, Storage & Peripherals — 0.2%
Seagate Technology PLC	83,572	5,194,835

Trading Companies & Distributors — 0.0%
MSC Industrial Direct Co., Inc., Class A	19,697	1,662,230

Total Common Stocks — 7.9%
(Cost: $245,032,088)		259,951,004

	Par (000)

Corporate Bonds

Advertising Agencies — 0.0%
MDC Partners, Inc., 7.50%, 05/01/24(a)(b)	$100	101,375

Aerospace & Defense — 0.5%
3M Co.
2.25%, 03/15/23	425	443,861
2.65%, 04/15/25	680	738,557
Boeing Co.
4.51%, 05/01/23	1,260	1,361,849
4.88%, 05/01/25	2,080	2,371,008
Bombardier, Inc.(a)
6.00%, 10/15/22	100	98,165
6.13%, 01/15/23	50	48,875

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Bombardier, Inc.(a) (continued)
7.88%, 04/15/27	$425	$390,762
General Dynamics Corp., 3.25%, 04/01/25	350	386,465
General Electric Co., 3.63%, 05/01/30	185	211,434
Howmet Aerospace, Inc., 5.90%, 02/01/27	2,025	2,390,776
Lockheed Martin Corp., 1.85%, 06/15/30	70	73,440
Moog, Inc., 4.25%, 12/15/27(a)	400	415,000
Raytheon Technologies Corp., 3.15%, 12/15/24	1,153	1,252,520
Rolls-Royce PLC, 5.75%, 10/15/27(a)	805	891,537
Signature Aviation US Holdings, Inc.(a)
5.38%, 05/01/26	10	10,250
4.00%, 03/01/28	125	125,831
Spirit AeroSystems, Inc.(a)
5.50%, 01/15/25	125	131,862
7.50%, 04/15/25	700	750,750
SSL Robotics LLC, 9.75%, 12/31/23(a)	1,150	1,299,500
TransDigm, Inc.
8.00%, 12/15/25(a)	115	127,110
6.25%, 03/15/26(a)	2,000	2,130,000
6.38%, 06/15/26	100	103,500
7.50%, 03/15/27	50	53,375
5.50%, 11/15/27	1,050	1,103,865
Triumph Group Inc., 7.75%, 08/15/25	40	36,550
Triumph Group, Inc., 8.88%, 06/01/24(a)	656	719,960
United Technologies Corp., 3.95%, 08/16/25	130	149,099

		17,815,901

Air Freight & Logistics(a) — 0.1%
Kenan Advantage Group, Inc., 7.88%, 07/31/23	15	15,000
XPO Logistics, Inc.
6.50%, 06/15/22	7	7,023
6.25%, 05/01/25	1,590	1,711,062

		1,733,085

Airlines — 0.2%
American Airlines Group, Inc., 3.75%, 03/01/25(a)	455	351,842
American Airlines, Inc., 11.75%, 07/15/25(a)	750	864,938
Delta Air Line, Inc., 7.38%, 01/15/26	3,125	3,569,697
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(a)	1,188	1,276,890
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(a)	405	453,600
United Continental Holdings Inc., 4.88%, 01/15/25	500	492,025

		7,008,992

Auto Components — 0.3%
Adient Global Holdings Ltd., 4.88%, 08/15/26(a)	2,000	2,055,000
Adient US LLC(a)
9.00%, 04/15/25	355	395,825
7.00%, 05/15/26	50	54,386
Aptiv Corp., 4.15%, 03/15/24	1,700	1,870,623
Clarios Global LP/Clarios US Finance Co.(a)
6.25%, 05/15/26	565	605,962
8.50%, 05/15/27	510	554,069
Cooper-Standard Automotive Inc.(a)
13.00%, 06/01/24	100	117,000
5.63%, 11/15/26	360	332,125
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(a)	140	147,410
Goodyear Tire & Rubber Co.
9.50%, 05/31/25	100	113,030
4.88%, 03/15/27	250	255,625

Security	Par (000)	Value

Auto Components (continued)
Meritor, Inc.(a)
6.25%, 06/01/25	$325	$351,000
4.50%, 12/15/28	1,850	1,896,250
Tenneco, Inc.
5.00%, 07/15/26	659	606,280
7.88%, 01/15/29(a)	285	319,987
ZF North America Capital, Inc., 4.75%, 04/29/25(a)	150	161,642

		9,836,214
Automobiles — 1.5%
Allison Transmission, Inc.(a)
5.88%, 06/01/29	310	342,550
3.75%, 01/30/31	970	992,431
American Honda Finance Corp., 1.20%, 07/08/25	1,395	1,427,577
Asbury Automotive Group, Inc., 4.75%, 03/01/30	495	530,887
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25(a)	1,000	1,098,930
Carvana Co., 5.88%, 10/01/28(a)	500	519,375
Cummins, Inc., 0.75%, 09/01/25	4,550	4,582,924
Ford Motor Co.
8.50%, 04/21/23	750	844,132
9.00%, 04/22/25	185	226,812
4.35%, 12/08/26	200	213,000
9.63%, 04/22/30	240	338,700
4.75%, 01/15/43	250	255,000
5.29%, 12/08/46	1,500	1,567,500
Ford Motor Credit Co. LLC
4.25%, 09/20/22	250	258,040
4.38%, 08/06/23	1,000	1,037,500
5.58%, 03/18/24	400	431,460
5.13%, 06/16/25	1,350	1,467,855
4.13%, 08/04/25	1,000	1,048,750
3.38%, 11/13/25	1,230	1,263,653
4.39%, 01/08/26	1,650	1,731,972
4.00%, 11/13/30	1,320	1,386,000
General Motors Co.
5.40%, 10/02/23	160	179,158
6.13%, 10/01/25	600	727,781
General Motors Financial Co., Inc.
4.20%, 03/01/21	50	50,123
3.20%, 07/06/21	550	555,916
4.20%, 11/06/21	65	66,997
3.45%, 04/10/22	50	51,416
3.55%, 07/08/22	690	719,646
3.25%, 01/05/23	50	52,430
4.15%, 06/19/23	195	209,785
1.70%, 08/18/23	5,460	5,600,614
5.10%, 01/17/24	375	419,643
4.00%, 01/15/25	1,000	1,100,703
2.75%, 06/20/25	1,815	1,940,787
Group 1 Automotive, Inc., 4.00%, 08/15/28(a)	2,220	2,288,332
Jaguar Land Rover Automotive PLC(a)
7.75%, 10/15/25	1,050	1,131,375
4.50%, 10/01/27	400	372,000
5.88%, 01/15/28	240	241,824
Lithia Motors, Inc., 4.38%, 01/15/31(a)	155	166,238
Navistar International Corp.(a)
9.50%, 05/01/25	755	847,487
6.63%, 11/01/25	525	550,016
PACCAR Financial Corp., 1.90%, 02/07/23	325	335,625
PM General Purchaser LLC, 9.50%, 10/01/28(a)	900	996,750

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Automobiles (continued)
Tesla, Inc., 5.30%, 08/15/25(a)	$1,625	$1,694,062
Toyota Motor Credit Corp.
0.35%, 10/14/22	3,580	3,589,706
0.50%, 08/14/23	3,560	3,578,188

		49,031,650
Banks — 1.7%
Bank of America NA, (3 mo. LIBOR US + 0.65%), 3.34%, 01/25/23(c)	500	516,241
Bank of Montreal
0.45%, 12/08/23	3,565	3,575,466
1.85%, 05/01/25	2,440	2,561,576
Canadian Imperial Bank of Commerce
0.95%, 06/23/23	3,330	3,374,031
2.25%, 01/28/25	480	509,864
0.95%, 10/23/25	1,870	1,896,595
CIT Group, Inc.
5.00%, 08/15/22	500	530,000
5.00%, 08/01/23	420	458,850
6.13%, 03/09/28	25	30,438
Citibank NA, 3.65%, 01/23/24	400	437,256
Credit Suisse AG, New York
2.80%, 04/08/22	2,110	2,178,262
1.00%, 05/05/23	1,000	1,015,127
Fifth Third Bank NA, 1.80%, 01/30/23	585	601,633
First Republic Bank, (Secured Overnight Financing Rate + 0.62%), 1.91%, 02/12/24(c)	1,085	1,116,494
Freedom Mortgage Corp., 7.63%, 05/01/26(a)	1,685	1,782,224
HSBC USA, Inc., 3.50%, 06/23/24	400	437,777
Huntington National Bank, 1.80%, 02/03/23	570	585,652
ING Groep NV, 4.10%, 10/02/23	3,570	3,922,079
Intesa Sanpaolo SpA(a)
5.02%, 06/26/24	200	218,816
5.71%, 01/15/26	1,650	1,888,577
KeyCorp., 2.25%, 04/06/27	335	357,392
MUFG Union Bank NA, 3.15%, 04/01/22	250	258,141
National Australia Bank Ltd., 1.88%, 12/13/22	250	257,951
National Bank of Canada
2.10%, 02/01/23	1,550	1,602,530
(1 year CMT + 0.40%), 0.55%, 11/15/24(c)	3,405	3,414,557
Royal Bank of Canada
1.60%, 04/17/23	460	473,041
1.15%, 06/10/25	2,500	2,554,684
Santander Holdings USA, Inc., 3.45%, 06/02/25	1,250	1,365,131
Santander UK Group Holdings PLC, (1 year CMT + 1.25%), 1.53%, 08/21/26(c)	3,000	3,045,229
Santander UK PLC, 2.10%, 01/13/23	335	346,150
Standard Chartered PLC, (3 mo. LIBOR US + 1.46%), 7.01%(a)(c)(d)	500	648,750
Toronto-Dominion Bank
1.90%, 12/01/22	785	809,415
0.45%, 09/11/23	5,955	5,972,109
2.65%, 06/12/24	200	214,304
Truist Financial Corp.
3.05%, 06/20/22	93	96,525
1.20%, 08/05/25	3,520	3,613,061
Wells Fargo & Co.
4.60%, 04/01/21	500	505,281

Security	Par (000)	Value

Banks (continued)
Wells Fargo & Co. (continued)
(3 mo. LIBOR US + 0.83%), 2.41%, 10/30/25(c)	$640	$676,717
Wells Fargo Bank NA(c)
(3 mo. LIBOR US + 0.61%), 2.90%, 05/27/22	300	303,046
(3 mo. LIBOR US + 0.65%), 2.08%, 09/09/22	1,890	1,911,605

		56,062,577
Beverages — 0.5%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(a)(e)	1,350	1,441,125
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)
5.25%, 04/30/25	820	865,100
4.13%, 08/15/26	250	261,250
5.25%, 08/15/27	650	682,376
Ball Corp.
4.00%, 11/15/23	15	15,975
5.25%, 07/01/25	50	57,062
4.88%, 03/15/26	200	225,900
2.88%, 08/15/30	910	907,725
Coca-Cola Co.
1.75%, 09/06/24	400	418,986
1.65%, 06/01/30	1,040	1,068,221
Constellation Brands, Inc.
4.40%, 11/15/25	1,070	1,242,417
2.88%, 05/01/30	310	339,692
Diageo Capital PLC
2.13%, 10/24/24	560	591,057
2.38%, 10/24/29	405	435,996
2.00%, 04/29/30	2,710	2,826,014
Greif, Inc., 6.50%, 03/01/27(a)	10	10,575
Keurig Dr. Pepper, Inc., 4.06%, 05/25/23	1,320	1,434,200
Mauser Packaging Solutions Holding Co.(a)
5.50%, 04/15/24	25	25,493
7.25%, 04/15/25	300	303,000
Owens-Brockway Glass Container, Inc.(a)
5.88%, 08/15/23	200	214,250
6.63%, 05/13/27	250	270,625
PepsiCo, Inc.
2.25%, 03/19/25	850	907,959
2.63%, 03/19/27	535	588,629
2.75%, 03/19/30	65	72,780
1.63%, 05/01/30	940	964,761
Silgan Holdings, Inc., 4.13%, 02/01/28	207	215,021

		16,386,189
Biotechnology — 0.1%
Emergent BioSolutions, Inc., 3.88%, 08/15/28(a)	1,310	1,356,505
Gilead Sciences, Inc., 0.75%, 09/29/23	485	486,474
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30	305	300,345
Royalty Pharma PLC(a)
0.75%, 09/02/23	165	165,789
1.20%, 09/02/25	60	61,003

		2,370,116
Building Materials — 0.5%
Allegion US Holding Co., Inc., 3.20%, 10/01/24	1,900	2,029,314
Boise Cascade Co., 4.88%, 07/01/30(a)	540	584,550

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Builders FirstSource, Inc.(a)
6.75%, 06/01/27	$160	$173,554
5.00%, 03/01/30	370	400,754
Carrier Global Corp.
1.92%, 02/15/23	2,055	2,116,999
2.24%, 02/15/25	1,055	1,116,362
2.49%, 02/15/27	1,200	1,294,846
Griffon Corp., 5.75%, 03/01/28	270	285,525
James Hardie International Finance DAC, 5.00%, 01/15/28(a)	1,200	1,274,604
Masonite International Corp., 5.38%, 02/01/28(a)	1,650	1,771,687
Norbord, Inc., 5.75%, 07/15/27(a)	1,215	1,306,149
Pisces Midco, Inc., 8.00%, 04/15/26(a)	250	263,125
Standard Industries, Inc.(a)
4.75%, 01/15/28	25	26,313
4.38%, 07/15/30	1,250	1,337,163
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(a)	305	320,250
US Concrete, Inc., 5.13%, 03/01/29(a)	465	478,950

		14,780,145

Building Products — 0.1%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(a)	355	372,885
Home Depot, Inc., 2.50%, 04/15/27	150	164,607
LBM Acquisition LLC, 6.25%, 01/15/29(a)	475	490,438
Lowe’s Cos., Inc., 4.00%, 04/15/25	1,930	2,192,885
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(a)	145	153,662
White Cap Buyer LLC, 6.88%, 10/15/28(a)	380	405,175

		3,779,652

Capital Markets — 1.1%
AG Issuer LLC, 6.25%, 03/01/28(a)	520	525,850
Ameriprise Financial, Inc., 3.00%, 04/02/25	860	936,254
Ares Capital Corp.
3.63%, 01/19/22	1,180	1,213,746
3.50%, 02/10/23	1,300	1,369,454
4.20%, 06/10/24	880	949,904
4.25%, 03/01/25	50	54,200
3.25%, 07/15/25	850	900,826
3.88%, 01/15/26	2,545	2,757,718
Bank of New York Mellon Corp., 1.85%, 01/27/23	315	324,844
Brookfield Asset Management, Inc., 4.00%, 01/15/25	1,000	1,115,053
Brookfield Finance, Inc.
4.00%, 04/01/24	300	329,306
3.90%, 01/25/28	55	63,108
FS KKR Capital Corp.
4.63%, 07/15/24	750	790,180
4.13%, 02/01/25	105	109,298
Goldman Sachs BDC, Inc., 2.88%, 01/15/26	5,445	5,555,942
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.38%, 12/15/25	1,100	1,137,950
6.25%, 05/15/26	610	645,929
5.25%, 05/15/27	300	321,600
LPL Holdings, Inc.(a)
5.75%, 09/15/25	50	51,721
4.63%, 11/15/27	90	93,150
NFP Corp., 6.88%, 08/15/28(a)	2,665	2,845,367

Security	Par (000)	Value

Capital Markets (continued)
Nomura Holdings, Inc.
2.65%, 01/16/25	$1,620	$1,730,110
1.85%, 07/16/25	4,520	4,697,529
Owl Rock Capital Corp.
4.00%, 03/30/25	1,000	1,044,155
3.40%, 07/15/26	1,990	2,018,494
RP Escrow Issuer LLC, 5.25%, 12/15/25(a)	325	339,645
StoneX Group, Inc., 8.63%, 06/15/25(a)	3,424	3,723,600

		35,644,933

Chemicals — 1.2%
Air Products and Chemicals, Inc.
1.85%, 05/15/27	2,380	2,519,249
2.05%, 05/15/30	1,125	1,200,092
Ashland LLC, 4.75%, 08/15/22	4	4,190
Axalta Coating Systems LLC, 3.38%, 02/15/29(a)	1,080	1,080,000
Blue Cube Spinco LLC, 9.75%, 10/15/23	42	43,155
Celanese US Holdings LLC, 3.50%, 05/08/24	2,045	2,214,567
CF Industries, Inc.
4.95%, 06/01/43	325	398,938
5.38%, 03/15/44	650	822,741
Chemours Co.
5.75%, 11/15/28(a)	2,170	2,213,400
163851AE8, 5.38%, 05/15/27	939	1,000,035
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23(a)	25	25,026
DuPont de Nemours, Inc., 2.17%, 05/01/23	890	901,792
Element Solutions, Inc., 3.88%, 09/01/28(a)	1,290	1,327,087
FMC Corp., 3.20%, 10/01/26	1,707	1,901,115
Huntsman International LLC, 5.13%, 11/15/22	5,716	6,110,517
Ingevity Corp., 3.88%, 11/01/28(a)	1,770	1,783,275
International Flavors & Fragrances, Inc., 4.45%, 09/26/28	40	47,352
Methanex Corp.
5.13%, 10/15/27	585	635,825
5.25%, 12/15/29	1,200	1,300,464
5.65%, 12/01/44	300	321,750
Minerals Technologies, Inc., 5.00%, 07/01/28(a)	1,250	1,308,000
Olin Corp.
9.50%, 06/01/25(a)	350	437,343
5.13%, 09/15/27	50	52,307
5.63%, 08/01/29	500	543,125
Rayonier AM Products, Inc., 7.63%, 01/15/26(a)	2,325	2,424,394
Sherwin-Williams Co.
3.13%, 06/01/24	2,590	2,809,378
3.45%, 06/01/27	640	723,033
2.95%, 08/15/29	1,640	1,804,551
Tronox Inc.(a)
6.50%, 05/01/25	205	219,350
6.50%, 04/15/26	500	520,625
Valvoline, Inc.
4.38%, 08/15/25	170	175,571
3.63%, 06/15/31(a)(f)	470	482,337
WESCO Distribution, Inc.(a)
7.13%, 06/15/25	405	445,431
7.25%, 06/15/28	770	875,713

		38,671,728

Commercial Services & Supplies — 0.4%
AMN Healthcare, Inc., 4.63%, 10/01/27(a)	590	618,066
APX Group, Inc., 6.75%, 02/15/27(a)	670	720,250

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services & Supplies (continued)
ASGN, Inc., 4.63%, 05/15/28(a)	$555	$577,200
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(a)
10.50%, 05/15/25	400	471,000
5.75%, 07/15/27	400	406,000
Cimpress PLC, 7.00%, 06/15/26(a)	1,490	1,566,362
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/01/25(a)	1,525	1,593,793
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27(a)	2,345	2,687,956
Herc Holdings, Inc., 5.50%, 07/15/27(a)	400	424,000
Prime Security Services Borrower LLC/Prime Finance, Inc.(a)
5.25%, 04/15/24	100	106,750
5.75%, 04/15/26	800	876,000
3.38%, 08/31/27	290	287,825
6.25%, 01/15/28	185	198,614
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)	2,100	2,161,425
United Rentals North America, Inc.
5.50%, 05/15/27	500	535,000
4.88%, 01/15/28	50	53,250
5.25%, 01/15/30	50	55,500
4.00%, 07/15/30	155	163,138
3.88%, 02/15/31	1,115	1,169,691

		14,671,820
Communications Equipment — 0.2%
Avaya, Inc., 6.13%, 09/15/28(a)	480	512,765
CommScope Technologies LLC, 6.00%, 06/15/25(a)	21	21,473
CommScope, Inc.(a)
6.00%, 03/01/26	2,000	2,107,200
8.25%, 03/01/27	50	53,375
Motorola Solutions, Inc.
4.00%, 09/01/24	54	60,334
4.60%, 02/23/28	50	60,321
4.60%, 05/23/29	600	718,809
2.30%, 11/15/30	200	203,867
Nokia OYJ, 6.63%, 05/15/39	300	383,192
ViaSat, Inc.(a)
5.63%, 09/15/25	100	102,280
5.63%, 04/15/27	400	420,000
6.50%, 07/15/28	1,035	1,120,087

		5,763,703
Construction & Engineering — 0.2%
AECOM
5.88%, 10/15/24	50	55,764
5.13%, 03/15/27	700	778,981
Fluor Corp., 4.25%, 09/15/28	1,400	1,396,542
TopBuild Corp., 5.63%, 05/01/26(a)	3,000	3,108,750
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28(a)	225	235,125

		5,575,162
Construction Materials — 0.2%
Avient Corp.
5.25%, 03/15/23	35	37,538
5.75%, 05/15/25(a)	2,450	2,603,125
G-III Apparel Group Ltd., 7.88%, 08/15/25(a)	1,750	1,907,500
H&E Equipment Services, Inc., 3.88%, 12/15/28(a)	1,555	1,571,638
Performance Food Group, Inc., 5.50%, 10/15/27(a)	280	295,400

Security	Par (000)	Value

Construction Materials (continued)
Picasso Finance Sub, Inc., 6.13%, 06/15/25(a)	$260	$278,200
Williams Scotsman International, Inc., 4.63%, 08/15/28(a)	235	243,225
Winnebago Industries, Inc., 6.25%, 07/15/28(a)	140	150,500

		7,087,126
Consumer Discretionary(a) — 0.3%
Carnival Corp.
11.50%, 04/01/23	1,900	2,197,768
7.63%, 03/01/26	310	337,742
9.88%, 08/01/27	510	586,500
NCL Corp. Ltd.
10.25%, 02/01/26	500	585,000
5.88%, 03/15/26	685	720,497
Nielsen Finance LLC/Nielsen Finance Co., 5.88%, 10/01/30	400	452,500
Royal Caribbean Cruises Ltd.
10.88%, 06/01/23	50	56,894
9.13%, 06/15/23	90	97,650
11.50%, 06/01/25	2,180	2,548,529
Viking Cruises Ltd., 13.00%, 05/15/25	1,000	1,195,000

		8,778,080
Consumer Finance — 0.9%
American Express Co.
3.70%, 11/05/21	500	512,773
2.75%, 05/20/22	100	103,165
2.50%, 08/01/22	50	51,588
3.40%, 02/27/23	50	53,178
2.50%, 07/30/24	290	309,373
Capital One Financial Corp.
3.45%, 04/30/21	26	26,193
3.20%, 01/30/23	660	695,377
Curo Group Holdings Corp., 8.25%, 09/01/25(a)	50	47,500
Enova International, Inc., 8.50%, 09/15/25(a)	850	826,625
Equifax, Inc.
2.60%, 12/15/25	105	113,336
3.10%, 05/15/30	205	228,031
Global Payments, Inc.
4.00%, 06/01/23	3,550	3,839,245
2.90%, 05/15/30	350	381,106
goeasy Ltd., 5.38%, 12/01/24(a)	555	577,200
IHS Markit Ltd.
4.13%, 08/01/23	2,035	2,212,655
3.63%, 05/01/24	80	87,262
4.25%, 05/01/29	150	182,229
Mastercard, Inc.
2.95%, 11/21/26	380	424,733
3.30%, 03/26/27	210	239,586
3.50%, 02/26/28	30	34,587
2.95%, 06/01/29	260	291,815
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(a)	1,530	1,503,684
Navient Corp.
6.63%, 07/26/21	25	25,531
7.25%, 09/25/23	1,100	1,205,578
6.13%, 03/25/24	50	53,375
5.88%, 10/25/24	25	26,563
6.75%, 06/25/25	200	217,500
6.75%, 06/15/26	150	162,938
5.00%, 03/15/27	450	453,937

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance (continued)
Navient Corp. (continued)
5.63%, 08/01/33	$250	$240,000
OneMain Finance Corp.
6.13%, 05/15/22	50	53,000
6.88%, 03/15/25	250	290,313
8.88%, 06/01/25	710	803,187
7.13%, 03/15/26	490	579,425
6.63%, 01/15/28	100	118,750
5.38%, 11/15/29	995	1,119,375
PayPal Holdings, Inc.
2.20%, 09/26/22	3,055	3,156,556
1.35%, 06/01/23	900	921,523
2.40%, 10/01/24	170	181,667
2.65%, 10/01/26	205	225,336
2.85%, 10/01/29	350	388,781
2.30%, 06/01/30	695	744,221
Refinitiv US Holdings, Inc.(a)
6.25%, 05/15/26	15	16,013
8.25%, 11/15/26	20	21,825
S&P Global, Inc.
2.50%, 12/01/29	115	125,430
1.25%, 08/15/30	1,905	1,878,016
Sabre GLBL, Inc., 7.38%, 09/01/25(a)	600	651,000
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(a)	150	156,000
SLM Corp., 4.20%, 10/29/25	1,275	1,346,719
Springleaf Finance Corp., 6.13%, 03/15/24	1,100	1,201,750
Verscend Escrow Corp., 9.75%, 08/15/26(a)	15	16,256
Visa, Inc.
1.90%, 04/15/27	300	319,295
2.05%, 04/15/30	1,210	1,294,119

		30,735,220

Containers & Packaging — 0.3%
Berry Global, Inc.
5.13%, 07/15/23	29	29,363
4.88%, 07/15/26(a)	150	161,128
Cascades, Inc./Cascades USA, Inc.(a)
5.13%, 01/15/26	200	211,250
5.38%, 01/15/28	1,495	1,588,905
Clearwater Paper Corp.(a)
5.38%, 02/01/25	35	37,931
4.75%, 08/15/28	625	646,875
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26	1,000	1,037,500
Graham Packaging Co., Inc., 7.13%, 08/15/28(a)	300	331,500
Graphic Packaging International LLC(a)
3.50%, 03/15/28	250	259,062
3.50%, 03/01/29	450	460,125
Intelligent Packaging Ltd. Finco, Inc./Intelligent
Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28(a)	1,710	1,757,025
LABL Escrow Issuer LLC, 6.75%, 07/15/26(a)	500	541,485
Plastipak Holdings, Inc., 6.25%, 10/15/25(a)	200	206,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(a)
5.13%, 07/15/23	2	2,025
4.00%, 10/15/27	500	512,500

Security	Par (000)	Value

Containers & Packaging (continued)
Sealed Air Corp.(a)
5.50%, 09/15/25	$25	$27,969
4.00%, 12/01/27	200	213,500
6.88%, 07/15/33	500	660,000

		8,684,143

Diversified Consumer Services — 0.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(a)	20	21,326
Carriage Services, Inc., 6.63%, 06/01/26(a)	400	427,500
Graham Holdings Co., 5.75%, 06/01/26(a)	540	567,000
Service Corp. International
4.63%, 12/15/27	50	53,250
5.13%, 06/01/29	55	60,913
3.38%, 08/15/30	305	317,264

		1,447,253

Diversified Financial Services — 7.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.50%, 09/15/23	1,760	1,908,232
6.50%, 07/15/25	985	1,177,518
Air Lease Corp.
3.50%, 01/15/22	1,030	1,059,983
2.25%, 01/15/23	2,000	2,053,438
3.38%, 07/01/25	715	768,910
2.88%, 01/15/26	1,415	1,497,260
Ally Financial, Inc.
3.05%, 06/05/23	220	231,968
1.45%, 10/02/23	2,370	2,419,341
5.13%, 09/30/24	25	28,821
5.75%, 11/20/25	150	174,636
Banco Santander SA
3.85%, 04/12/23	2,000	2,148,238
2.75%, 05/28/25	800	854,020
3.49%, 05/28/30	1,000	1,120,785
2.75%, 12/03/30	200	206,145
Bank of America Corp.
3.30%, 01/11/23	2,000	2,120,420
4.00%, 01/22/25	2,180	2,449,626
3.88%, 08/01/25	1,000	1,139,795
(3 mo. LIBOR US + 0.79%), 3.00%, 12/20/23(c)	3,253	3,423,815
(3 mo. LIBOR US + 0.87%), 2.46%, 10/22/25(c)	2,000	2,132,058
(3 mo. LIBOR US + 0.94%), 3.86%, 07/23/24(c)	2,410	2,612,926
(3 mo. LIBOR US + 0.97%), 3.46%, 03/15/25(c)	200	217,758
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(c)	50	51,596
(3 mo. LIBOR US + 1.06%), 3.56%, 04/23/27(c)	1,500	1,693,663
(3 mo. LIBOR US + 1.16%), 3.12%, 01/20/23(c)	3,200	3,291,869
(3 mo. LIBOR US + 1.31%), 4.27%, 07/23/29(c)	305	363,178
(Secured Overnight Financing Rate + 0.74%), 0.81%, 10/24/24(c)	3,715	3,749,714
(Secured Overnight Financing Rate + 0.91%), 0.98%, 09/25/25(c)	1,010	1,020,988
(Secured Overnight Financing Rate + 1.15%), 1.32%, 06/19/26(c)	8,520	8,701,740
Barclays PLC
5.20%, 05/12/26	400	465,088
(1 year CMT + 0.80%), 1.01%, 12/10/24(c)	2,690	2,709,072
(3 mo. LIBOR US + 2.45%), 2.85%, 05/07/26(c)	1,150	1,235,032

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Barclays PLC (continued)
(3 mo. LIBOR US + 3.05%), 5.09%, 06/20/30(c)	$200	$239,917
Citigroup, Inc.
2.90%, 12/08/21	500	510,806
4.50%, 01/14/22	50	52,134
2.75%, 04/25/22	1,100	1,132,876
3.75%, 06/16/24	2,500	2,765,364
4.45%, 09/29/27	240	283,713
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(c)	2,725	2,962,554
(3 mo. LIBOR US + 0.95%), 2.88%, 07/24/23(c)	1,385	1,438,714
(3 mo. LIBOR US + 1.02%), 4.04%, 06/01/24(c)	50	54,377
(3 mo. LIBOR US + 1.15%), 3.52%, 10/27/28(c)	1,140	1,288,832
(Secured Overnight Financing Rate + 0.69%), 0.78%, 10/30/24(c)	13,120	13,205,112
(Secured Overnight Financing Rate + 0.87%), 2.31%, 11/04/22(c)	500	507,989
(Secured Overnight Financing Rate + 1.42%), 2.98%, 11/05/30(c)	2,950	3,248,874
(Secured Overnight Financing Rate + 1.67%), 1.68%, 05/15/24(c)	1,960	2,019,018
(Secured Overnight Financing Rate + 2.75%), 3.11%, 04/08/26(c)	3,135	3,425,182
Credit Acceptance Corp., 6.63%, 03/15/26	360	383,400
Deutsche Bank AG
4.50%, 04/01/25	1,400	1,518,755
(5 year USD Swap + 2.25%), 4.30%, 05/24/28(c)	2,650	2,730,568
Deutsche Bank AG, New York(c)
(5 year USD ICE Swap + 2.55%), 4.88%, 12/01/32	900	941,760
(Secured Overnight Financing Rate + 1.87%), 2.13%, 11/24/26	2,175	2,225,978
(Secured Overnight Financing Rate + 2.16%), 2.22%, 09/18/24	2,005	2,062,621
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(a)(e)	52	46,242
Goldman Sachs Group, Inc.
5.25%, 07/27/21	150	154,212
5.75%, 01/24/22	500	528,498
3.20%, 02/23/23	1,500	1,584,928
3.63%, 02/20/24	3,590	3,907,052
4.00%, 03/03/24	1,000	1,104,972
3.50%, 01/23/25	1,060	1,169,879
3.50%, 04/01/25	2,895	3,216,315
3.75%, 05/22/25	75	84,206
4.25%, 10/21/25	530	607,805
3.75%, 02/25/26	75	85,196
3.50%, 11/16/26	35	39,293
2.60%, 02/07/30	3,090	3,323,764
(3 mo. LIBOR US + 1.05%), 2.91%, 06/05/23(c)	790	818,085
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(c)	3,015	3,489,622
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(c)	125	136,928
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(c)	250	296,591
Series VAR, (Secured Overnight Financing Rate + 0.54%), 0.63%, 11/17/23(c)	5,680	5,702,983
Series VAR, (Secured Overnight Financing Rate + 0.79%), 1.09%, 12/09/26(c)	6,100	6,167,052
Horizon Pharma USA, Inc., 5.50%, 08/01/27(a)	2,450	2,630,859
HSBC Holdings PLC
3.60%, 05/25/23	1,500	1,613,418
(3 mo. LIBOR US + 1.06%), 3.26%, 03/13/23(c)	1,200	1,239,535
(3 mo. LIBOR US + 1.61%), 3.97%, 05/22/30(c)	2,760	3,187,110

Security	Par (000)	Value

Diversified Financial Services (continued)
HSBC Holdings PLC (continued)
(Secured Overnight Financing Rate + 1.29%), 1.59%, 05/24/27(c)	$11,120	$11,308,119
(Secured Overnight Financing Rate + 1.54%), 1.65%, 04/18/26(c)	1,225	1,252,883
Intercontinental Exchange, Inc.
0.70%, 06/15/23	2,090	2,104,475
3.75%, 12/01/25	2,105	2,384,521
2.10%, 06/15/30	640	664,307
Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.25%, 06/03/26(a)	200	207,063
John Deere Capital Corp., 2.60%, 03/07/24	40	42,826
JPMorgan Chase & Co.
3.25%, 09/23/22	1,000	1,051,710
2.97%, 01/15/23	600	616,341
3.88%, 09/10/24	25	27,995
3.13%, 01/23/25	50	54,763
3.30%, 04/01/26	650	727,492
(3 mo. LIBOR US + 0.70%), 3.21%, 04/01/23(c)	2,700	2,798,045
(3 mo. LIBOR US + 0.94%), 2.78%, 04/25/23(c)	790	815,544
(3 mo. LIBOR US + 0.95%), 3.51%, 01/23/29(c)	750	852,964
(3 mo. LIBOR US + 1.00%), 4.02%, 12/05/24(c)	3,150	3,470,129
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(c)	50	53,916
(3 mo. LIBOR US + 1.16%), 3.70%, 05/06/30(c)	955	1,107,833
(3 mo. LIBOR US + 1.25%), 3.96%, 01/29/27(c)	1,300	1,493,814
(3 mo. LIBOR US + 1.26%), 4.20%, 07/23/29(c)	35	41,846
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(c)	300	344,810
(Secured Overnight Financing Rate + 0.60%), 0.65%, 09/16/24(c)	3,970	3,991,024
(Secured Overnight Financing Rate + 0.80%), 1.05%, 11/19/26(c)	8,505	8,601,107
(Secured Overnight Financing Rate + 1.16%), 2.30%, 10/15/25(c)	4,160	4,415,948
(Secured Overnight Financing Rate + 1.51%), 2.74%, 10/15/30(c)	1,000	1,087,333
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/27(a)	230	225,975
Mitsubishi UFJ Financial Group, Inc., 2.05%, 07/17/30	1,760	1,838,954
Mizuho Financial Group, Inc.(c)
(3 mo. LIBOR US + 0.61%), 0.85%, 09/08/24	3,330	3,350,286
(3 mo. LIBOR US + 0.99%), 1.24%, 07/10/24	2,490	2,531,316
(3 mo. LIBOR US + 1.00%), 3.92%, 09/11/24	2,823	3,069,479
Morgan Stanley
5.75%, 01/25/21	1,060	1,063,163
3.70%, 10/23/24	25	27,820
(3 mo. LIBOR US + 0.85%), 3.74%, 04/24/24(c)	3,130	3,367,747
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28(c)	325	371,051
(Secured Overnight Financing Rate + 0.72%), 0.99%, 12/10/26(c)	12,180	12,270,646
(Secured Overnight Financing Rate + 1.14%), 2.70%, 01/22/31(c)	2,090	2,275,494
(Secured Overnight Financing Rate + 1.99%), 2.19%, 04/28/26(c)	1,310	1,383,677
Series I, (Secured Overnight Financing Rate + 0.75%), 0.86%, 10/21/25(c)	3,590	3,619,506
Natwest Group PLC, (1 year CMT + 2.15%), 2.36%, 05/22/24(c)	470	489,054
ORIX Corp., 2.90%, 07/18/22	25	25,910
Spectrum Brands, Inc., 5.00%, 10/01/29(a)	20	21,478
Starwood Property Trust Inc., 5.50%, 11/01/23(a)	730	762,850

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Stena International SA, 6.13%, 02/01/25(a)	$200	$197,500
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25	360	381,996
1.47%, 07/08/25	8,572	8,778,927
2.13%, 07/08/30	1,830	1,907,407
UniCredit SPA, (5 year CMT + 4.75%), 5.46%, 06/30/35(a)(c)	3,625	3,988,724

		238,626,490

Diversified Telecommunication Services — 0.8%
AT&T, Inc., 1.65%, 02/01/28	2,075	2,117,109
CenturyLink, Inc.
5.13%, 12/15/26(a)	495	522,700
4.00%, 02/15/27(a)	285	294,263
4.50%, 01/15/29(a)	1,415	1,439,762
Series G, 6.88%, 01/15/28	50	57,906
Series P, 7.60%, 09/15/39	50	60,750
Series W, 6.75%, 12/01/23	100	111,375
Series Y, 7.50%, 04/01/24	25	28,313
Consolidated Communications, Inc., 6.50%, 10/01/28(a)	250	267,500
Frontier Communications Corp.(a)
5.88%, 10/15/27	85	91,906
5.00%, 05/01/28	2,275	2,371,687
6.75%, 05/01/29	165	176,550
Level 3 Financing, Inc.
5.38%, 01/15/24	100	100,780
5.25%, 03/15/26	25	25,833
4.63%, 09/15/27(a)	95	99,221
3.63%, 01/15/29(a)	1,700	1,695,750
Sprint Capital Corp.
6.88%, 11/15/28	1,071	1,412,092
8.75%, 03/15/32	3,120	4,940,130
Switch Ltd., 3.75%, 09/15/28(a)	1,200	1,218,000
Telecom Italia Capital SA
6.38%, 11/15/33	900	1,107,000
6.00%, 09/30/34	850	1,035,376
7.20%, 07/18/36	200	269,834
7.72%, 06/04/38	50	69,500
Verizon Communications, Inc.
3.38%, 02/15/25	3,000	3,331,905
3.00%, 03/22/27	440	488,156
1.68%, 10/30/30(a)	2,273	2,263,804
Zayo Group Holdings, Inc.(a)
4.00%, 03/01/27	505	506,263
6.13%, 03/01/28	310	327,825

		26,431,290

Electric Utilities — 0.9%
AEP Texas, Inc., 3.95%, 06/01/28	50	58,486
Ameren Corp., 3.50%, 01/15/31	140	161,526
Atlantic City Electric Co., 4.00%, 10/15/28	50	58,707
Avangrid, Inc., 3.80%, 06/01/29	100	114,690
Berkshire Hathaway Energy Co.
4.05%, 04/15/25(a)	330	373,649
3.25%, 04/15/28	100	114,315
1.65%, 05/15/31(a)	245	244,965
Commonwealth Edison Co., 2.20%, 03/01/30	170	181,941
Consolidated Edison Co. of New York, Inc., Series 20A, 3.35%, 04/01/30	330	378,155

Security	Par (000)	Value

Electric Utilities (continued)
Dominion Energy, Inc.
2.72%, 08/15/21(b)	$500	$506,169
4.25%, 06/01/28	165	197,904
Series B, 2.75%, 01/15/22	50	51,083
Series B, 3.60%, 03/15/27	1,300	1,477,402
Series C, 3.38%, 04/01/30	310	353,119
DPL, Inc., 4.35%, 04/15/29	200	224,354
DTE Electric Co., Series C, 2.63%, 03/01/31	390	431,767
DTE Energy Co.
Series C, 3.40%, 06/15/29	130	147,373
Series D, 3.70%, 08/01/23	380	410,374
Series F, 1.05%, 06/01/25	630	637,073
Duke Energy Corp.
3.05%, 08/15/22	50	51,795
3.75%, 04/15/24	1,180	1,299,142
3.40%, 06/15/29	255	289,496
Duke Energy Florida LLC, 1.75%, 06/15/30	115	117,588
Entergy Corp., 0.90%, 09/15/25	290	289,902
Entergy Louisiana LLC, 1.60%, 12/15/30	2,520	2,545,662
Entergy Texas, Inc., 4.00%, 03/30/29	50	58,392
Evergy, Inc., 2.90%, 09/15/29	100	109,613
Eversource Energy
Series L, 2.90%, 10/01/24	800	863,358
Series N, 3.80%, 12/01/23	100	109,477
Exelon Corp., 3.95%, 06/15/25	1,500	1,696,777
Exelon Generation Co. LLC, 3.25%, 06/01/25	770	839,617
FirstEnergy Corp.
Series C, 4.85%, 07/15/47	500	622,248
Series C, 3.40%, 03/01/50	1,000	957,833
Florida Power & Light Co., 2.85%, 04/01/25	35	38,089
Georgia Power Co.
3.25%, 03/30/27	50	55,264
Series B, 2.65%, 09/15/29	700	767,910
Interstate Power and Light Co., 2.30%, 06/01/30	310	327,813
MidAmerican Energy Co., 3.65%, 04/15/29	310	368,199
National Rural Utilities Cooperative Finance Corp.
3.70%, 03/15/29	100	116,933
2.40%, 03/15/30	1,105	1,198,479
Nevada Power Co., Series DD, 2.40%, 05/01/30	700	753,322
NextEra Energy Capital Holdings, Inc.
2.80%, 01/15/23	1,080	1,129,906
2.75%, 05/01/25	145	156,865
3.50%, 04/01/29	150	171,738
2.75%, 11/01/29	1,005	1,094,920
NextEra Energy Operating Partners LP(a)
4.25%, 07/15/24	30	32,100
4.25%, 09/15/24	25	26,750
4.50%, 09/15/27	1,100	1,231,197
Pacific Gas and Electric Co.
1.75%, 06/16/22	330	330,931
2.10%, 08/01/27	35	35,617
PG&E Corp., 5.25%, 07/01/30	1,580	1,738,000
PSEG Power LLC, 3.85%, 06/01/23	100	107,589
Public Service Enterprise Group, Inc., 1.60%, 08/15/30	110	108,457
Sempra Energy, 3.40%, 02/01/28	50	56,946
Southern California Edison Co.
2.85%, 08/01/29	115	125,121
Series B, 3.65%, 03/01/28	770	864,249

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Talen Energy Supply LLC(a)
10.50%, 01/15/26	$125	$111,191
7.25%, 05/15/27	60	63,900
6.63%, 01/15/28	850	888,250
Tucson Electric Power Co., 1.50%, 08/01/30	30	29,709
Union Electric Co.
3.50%, 03/15/29	50	57,666
2.95%, 03/15/30	240	267,840

		28,228,903

Electrical Equipment — 0.1%
FXI Holdings, Inc.(a)
7.88%, 11/01/24	150	151,125
12.25%, 11/15/26	250	285,000
GrafTech Finance, Inc., 4.63%, 12/15/28(a)	245	247,756
Roper Technologies, Inc.
0.45%, 08/15/22	275	275,446
3.65%, 09/15/23	830	900,586
2.35%, 09/15/24	90	96,046
1.00%, 09/15/25	590	597,119
2.00%, 06/30/30	75	76,659

		2,629,737

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., 2.05%, 03/01/25	105	110,922
BWX Technologies, Inc., 4.13%, 06/30/28(a)	1,245	1,296,356
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24	100	111,799
4.13%, 05/01/25	220	230,160
4.25%, 04/01/28	605	638,735
Energizer Holdings, Inc., 4.75%, 06/15/28(a)	170	178,925
Keysight Technologies, Inc.
4.55%, 10/30/24	2,000	2,261,433
4.60%, 04/06/27	130	154,946
3.00%, 10/30/29	80	88,326
Trimble, Inc., 4.90%, 06/15/28	760	909,406
Xerox Corp., 4.38%, 03/15/23	100	105,000
Xerox Holdings Corp., 5.50%, 08/15/28(a)	1,500	1,591,725

		7,677,733

Energy Equipment & Services — 0.0%
Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 04/01/28(a)	895	931,659
National Oilwell Varco, Inc., 3.60%, 12/01/29	243	254,104
Oceaneering International, Inc., 4.65%, 11/15/24	250	227,500
Weatherford International Ltd., 11.00%, 12/01/24(a)	100	78,000

		1,491,263

Environmental, Maintenance, & Security Service — 0.1%
GFL Environmental, Inc.(a)
3.75%, 08/01/25	325	333,125
5.13%, 12/15/26	180	191,475
4.00%, 08/01/28	1,510	1,521,325
Stericycle Inc., 3.88%, 01/15/29(a)	170	174,675
Tervita Corp., 11.00%, 12/01/25(a)	625	672,525
Waste Connections, Inc., 2.60%, 02/01/30	110	118,400

		3,011,525

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.
3.50%, 01/31/23	2,545	2,698,130
0.60%, 01/15/24	4,360	4,364,577
5.00%, 02/15/24	1,570	1,776,906

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
American Tower Corp. (continued) 2.95%, 01/15/25	$200	$216,712
Brixmor Operating Partnership LP, 4.05%, 07/01/30 .	120	137,733
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(a)	275	270,875
Camden Property Trust
3.15%, 07/01/29	1,000	1,125,802
2.80%, 05/15/30	220	244,323
Digital Realty Trust LP, 4.75%, 10/01/25	1,510	1,767,664
Equinix, Inc.
2.63%, 11/18/24	5,150	5,505,449
1.25%, 07/15/25	1,075	1,096,643
2.90%, 11/18/26	2,015	2,203,740
5.38%, 05/15/27	50	54,499
3.20%, 11/18/29	150	164,665
ESH Hospitality, Inc., 5.25%, 05/01/25(a)	500	512,500
Federal Realty Investment Trust, 3.50%, 06/01/30	1,315	1,456,039
Iron Mountain, Inc.(a)
4.88%, 09/15/27	50	52,250
4.88%, 09/15/29	30	31,650
5.25%, 07/15/30	1,340	1,447,200
4.50%, 02/15/31	300	314,250
5.63%, 07/15/32	700	771,750
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24	1,050	1,140,457
4.63%, 06/15/25(a)	1,210	1,295,910
5.75%, 02/01/27	160	179,499
3.88%, 02/15/29(a)	620	633,950
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27	1,100	1,170,125
4.63%, 08/01/29	50	53,437
3.50%, 03/15/31	840	867,300
Omega Healthcare Investors, Inc.
4.50%, 01/15/25	2,000	2,189,109
4.50%, 04/01/27	650	731,099
3.63%, 10/01/29	1,000	1,061,178
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 5.88%, 10/01/28(a)	1,615	1,719,975
Public Storage, 3.39%, 05/01/29	450	515,005
Realty Income Corp.
4.65%, 08/01/23	1,000	1,095,801
3.25%, 01/15/31	480	544,139
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	100	103,500
Senior Housing Properties Trust, 4.75%, 02/15/28	1,500	1,492,500
Service Properties Trust
4.65%, 03/15/24	200	198,000
7.50%, 09/15/25	170	195,894
5.50%, 12/15/27	305	333,475
4.95%, 10/01/29	750	751,875
4.38%, 02/15/30	875	853,125
Simon Property Group LP, 3.50%, 09/01/25	810	899,515
Welltower, Inc., 4.00%, 06/01/25	565	639,913
XHR LP, 6.38%, 08/15/25(a)	805	849,275

		45,727,413

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food & Staples Retailing — 0.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons
LP/Albertsons LLC(a)
4.63%, 01/15/27	$230	$244,662
3.50%, 03/15/29	245	247,908
4.88%, 02/15/30	1,750	1,928,290
B&G Foods Inc., 5.25%, 09/15/27	1,000	1,063,200
Campbell Soup Co., 3.95%, 03/15/25	2,500	2,817,623
Conagra Brands, Inc.
4.60%, 11/01/25	570	671,421
1.38%, 11/01/27	2,330	2,351,504
Costco Wholesale Corp.
1.38%, 06/20/27	385	396,662
1.60%, 04/20/30	885	906,857
Dollar General Corp.
4.15%, 11/01/25	2,000	2,295,423
3.50%, 04/03/30	250	286,993
General Mills, Inc.
4.00%, 04/17/25	690	780,041
2.88%, 04/15/30	640	709,627
Kraft Heinz Foods Co.
4.63%, 01/30/29	500	572,118
3.75%, 04/01/30(a)	1,000	1,068,771
4.25%, 03/01/31(a)	3,000	3,345,173
6.88%, 01/26/39	500	692,828
5.00%, 06/04/42	1,000	1,173,274
5.20%, 07/15/45	2,250	2,675,373
4.38%, 06/01/46	1,000	1,081,945
Kroger Co., 2.20%, 05/01/30	40	42,033
Lamb Weston Holdings, Inc.(a)
4.63%, 11/01/24	500	521,250
4.88%, 11/01/26	50	52,265
4.88%, 05/15/28	110	122,788
McCormick & Co., Inc.
3.15%, 08/15/24	300	325,226
2.50%, 04/15/30	155	165,982
Post Holdings, Inc.(a)
5.00%, 08/15/26	50	51,625
5.75%, 03/01/27	25	26,469
5.63%, 01/15/28	50	53,250
4.63%, 04/15/30	650	683,774
Rite Aid Corp., 7.50%, 07/01/25(a)	1,000	1,043,750
U.S. Foods, Inc., 6.25%, 04/15/25(a)	300	320,625
United Natural Foods, Inc., 6.75%, 10/15/28(a)	445	465,572

		29,184,302

Food Products — 0.4%
Aramark Services, Inc., 5.00%, 02/01/28(a)	500	526,875
Bunge Ltd. Finance Corp., 1.63%, 08/17/25	1,085	1,121,363
Chobani LLC/Chobani Finance Corp., Inc., 4.63%, 11/15/28(a)	460	466,900
Darling Ingredients, Inc., 5.25%, 04/15/27(a)	2,000	2,126,600
JBS USA LUX SA/JBS USA Finance, Inc.(a)
5.75%, 06/15/25	50	51,587
6.75%, 02/15/28	200	223,812
JBS USA LUX SA/JBS USA Food Co./JBS USA
Finance, Inc.(a)
6.50%, 04/15/29	50	58,205
5.50%, 01/15/30	1,100	1,263,636
Mondelez International, Inc.
0.63%, 07/01/22	5,035	5,056,866
2.13%, 04/13/23	200	207,730

Security	Par (000)	Value

Food Products (continued)
Mondelez International, Inc. (continued)
1.50%, 05/04/25	$585	$605,036
Pilgrim’s Pride Corp.(a)
5.75%, 03/15/25	100	102,660
5.88%, 09/30/27	125	135,576
Simmons Foods, Inc., 5.75%, 11/01/24(a)	50	51,063

		11,997,909

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy
Finance Corp.
5.50%, 06/01/24	50	51,062
5.88%, 03/01/27	225	235,125

		286,187

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, 3.40%, 11/30/23	70	75,900
Baxter International, Inc., 2.60%, 08/15/26	1,605	1,752,247
Becton Dickinson & Co., 2.89%, 06/06/22	26	26,875
Boston Scientific Corp., 3.38%, 05/15/22	25	26,038
DH Europe Finance II Sarl
2.05%, 11/15/22	1,075	1,108,873
2.60%, 11/15/29	68	74,369
Hill-Rom Holdings, Inc.(a)
5.00%, 02/15/25	25	25,688
4.38%, 09/15/27	25	26,411
Hologic, Inc.(a)
4.63%, 02/01/28	1,000	1,061,250
3.25%, 02/15/29	370	376,475
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical
Diagnostics SA, 7.25%, 02/01/28(a)	60	63,300
Thermo Fisher Scientific, Inc., 4.13%, 03/25/25	855	972,167
Zimmer Biomet Holdings, Inc., 3.70%, 03/19/23	4,850	5,173,746

		10,763,339

Health Care Providers & Services — 1.5%
AdaptHealth LLC(a)
6.13%, 08/01/28	940	1,009,325
4.63%, 08/01/29(f)	760	780,900
Aetna, Inc., 3.50%, 11/15/24	1,000	1,097,566
AmerisourceBergen Corp.
3.45%, 12/15/27	849	967,437
2.80%, 05/15/30	310	337,035
Anthem, Inc.
2.95%, 12/01/22	25	26,190
3.35%, 12/01/24	700	771,279
2.38%, 01/15/25	95	101,607
Centene Corp.
4.75%, 01/15/25	500	513,115
5.38%, 06/01/26(a)	530	558,996
5.38%, 08/15/26(a)	85	89,781
4.25%, 12/15/27	500	530,000
4.63%, 12/15/29	500	555,105
3.38%, 02/15/30	580	610,212
3.00%, 10/15/30	2,000	2,119,800
CHS/Community Health Systems, Inc.(a)
8.00%, 03/15/26	3,650	3,932,875
5.63%, 03/15/27	835	897,834
6.00%, 01/15/29	240	259,262
DaVita, Inc.(a)
4.63%, 06/01/30	1,255	1,331,869
3.75%, 02/15/31	545	553,371

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Encompass Health Corp.
4.50%, 02/01/28	$195	$203,775
4.75%, 02/01/30	250	267,813
HCA, Inc.
5.25%, 04/15/25	2,940	3,432,984
5.88%, 02/15/26	100	115,000
5.25%, 06/15/26	100	118,350
5.38%, 09/01/26	10	11,494
5.63%, 09/01/28	110	129,800
5.88%, 02/01/29	280	336,974
4.13%, 06/15/29	3,505	4,066,086
3.50%, 09/01/30	2,325	2,470,489
Humana, Inc.
3.85%, 10/01/24	2,395	2,650,633
4.50%, 04/01/25	1,985	2,280,545
4.88%, 04/01/30	150	187,419
Legacy LifePoint Health LLC(a)
6.75%, 04/15/25	110	118,119
4.38%, 02/15/27	195	195,244
LifePoint Health, Inc., 5.38%, 01/15/29(a)	960	957,936
Magellan Health, Inc., 4.90%, 09/22/24	1,000	1,052,500
McKesson Corp., 0.90%, 12/03/25	2,515	2,527,571
Molina Healthcare, Inc., 4.38%, 06/15/28(a)	1,520	1,599,800
Prime Healthcare Services, Inc., 7.25%, 11/01/25(a)	350	371,875
Providence Service Corp., 5.88%, 11/15/25(a)	2,805	2,966,288
Select Medical Corp., 6.25%, 08/15/26(a)	525	565,383
Teleflex, Inc.
4.63%, 11/15/27	250	268,678
4.25%, 06/01/28(a)	75	79,500
Tenet Healthcare Corp.
6.75%, 06/15/23	75	80,438
4.63%, 07/15/24	300	307,506
7.50%, 04/01/25(a)	280	305,900
4.88%, 01/01/26(a)	600	627,666
6.25%, 02/01/27(a)	100	106,000
5.13%, 11/01/27(a)	300	317,625
6.13%, 10/01/28(a)	805	838,794
UnitedHealth Group, Inc.
3.10%, 03/15/26	50	56,033
3.85%, 06/15/28	2,200	2,615,743
2.00%, 05/15/30	585	620,503

		49,894,023

Health Care Technology(a) — 0.1%
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27	10	10,561
Charles River Laboratories International, Inc.
5.50%, 04/01/26	1,000	1,047,400
4.25%, 05/01/28	1,025	1,073,688
IQVIA, Inc.
5.00%, 10/15/26	200	209,000
5.00%, 05/15/27	1,000	1,063,025
Mednax, Inc., 6.25%, 01/15/27	100	107,246
Syneos Health, Inc., 3.63%, 01/15/29	485	486,341

		3,997,261

Healthcare — 0.0%
Akumin, Inc., 7.00%, 11/01/25(a)	495	519,750

Hotels, Restaurants & Leisure — 1.2%
1011778 BC ULC/New Red Finance, Inc.(a)
4.25%, 05/15/24	103	105,060
5.75%, 04/15/25	1,295	1,385,650

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
1011778 BC ULC/New Red Finance, Inc.(a) (continued)
3.88%, 01/15/28	$55	$55,867
4.00%, 10/15/30	2,775	2,812,268
Boyd Gaming Corp.
6.00%, 08/15/26	10	10,375
4.75%, 12/01/27	1,625	1,687,969
Boyne USA, Inc., 7.25%, 05/01/25(a)	1,250	1,310,937
Caesars Entertainment, Inc.(a)
6.25%, 07/01/25	915	974,475
8.13%, 07/01/27	650	719,565
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
5.75%, 07/01/25	90	95,362
5.25%, 10/15/25	2,000	2,021,180
Cedar Fair LP, 5.25%, 07/15/29	15	15,443
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(a)	310	323,175
Churchill Downs, Inc., 5.50%, 04/01/27(a)	500	529,375
Darden Restaurants, Inc., 3.85%, 05/01/27	10	10,964
Dave & Buster’s, Inc., 7.63%, 11/01/25(a)	160	168,400
GLP Capital LP/GLP Financing II, Inc., 5.25%, 06/01/25	1,460	1,642,617
Golden Nugget, Inc., 6.75%, 10/15/24(a)	50	49,641
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(a)	45	47,813
5.13%, 05/01/26	125	129,063
4.88%, 01/15/30	375	409,688
4.00%, 05/01/31(a)	1,585	1,672,349
Hilton Worldwide Finance LLC/Hilton Worldwide
Finance Corp., 4.88%, 04/01/27	50	52,921
International Game Technology PLC, 5.25%, 01/15/29(a)	1,565	1,686,287
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
5.25%, 06/01/26	1,125	1,167,187
4.75%, 06/01/27	125	132,001
Las Vegas Sands Corp.
3.20%, 08/08/24	3,610	3,823,618
2.90%, 06/25/25	500	523,216
3.50%, 08/18/26	360	385,234
3.90%, 08/08/29	267	287,143
Marriott International, Inc., Series EE, 5.75%, 05/01/25	1,610	1,883,219
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(a).	530	564,450
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26	500	522,500
McDonald’s Corp., 1.45%, 09/01/25	105	108,886
Melco Resorts Finance Ltd., 5.38%, 12/04/29(a)	1,200	1,243,500
MGM Resorts International
7.75%, 03/15/22	100	106,500
6.75%, 05/01/25	500	541,200
5.50%, 04/15/27	98	109,221
4.75%, 10/15/28	500	535,935
Scientific Games International, Inc.(a)
8.63%, 07/01/25	790	865,050
5.00%, 10/15/25	25	25,797
7.00%, 05/15/28	50	53,761
7.25%, 11/15/29	1,100	1,207,250
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(a)	1,250	1,350,000

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Starbucks Corp.
1.30%, 05/07/22	$160	$162,238
3.55%, 08/15/29	40	46,548
Stars Group Holdings BV/Stars Group US Co- Borrower LLC, 7.00%, 07/15/26(a)	510	536,775
Vail Resorts, Inc., 6.25%, 05/15/25(a)	1,000	1,067,500
Wyndham Destinations, Inc.
3.90%, 03/01/23	100	102,000
5.65%, 04/01/24	100	108,000
6.00%, 04/01/27	300	336,000
4.63%, 03/01/30(a)	100	105,750
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)	50	51,750
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(a)
4.25%, 05/30/23	50	50,728
5.50%, 03/01/25	50	52,188
5.25%, 05/15/27	400	412,300
Wynn Macau Ltd.(a)
5.63%, 08/26/28	605	631,469
5.13%, 12/15/29	400	406,500
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)	700	733,250
Yum! Brands, Inc., 4.75%, 01/15/30(a)	800	877,200

		39,032,308

Household Durables — 0.7%
Beazer Homes USA, Inc.
5.88%, 10/15/27	100	105,250
7.25%, 10/15/29	2,560	2,886,400
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.(a)
6.25%, 09/15/27	285	303,169
4.88%, 02/15/30	600	620,250
Century Communities, Inc.
5.88%, 07/15/25	200	208,000
6.75%, 06/01/27	1,750	1,868,475
Diebold Nixdorf, Inc., 9.38%, 07/15/25(a)	535	599,200
Empire Communities Corp., 7.00%, 12/15/25(a)	525	553,276
KB Home, 4.80%, 11/15/29	300	329,250
Lennar Corp.
4.13%, 01/15/22	100	102,375
5.88%, 11/15/24	50	57,750
4.75%, 11/29/27	50	59,090
M/I Homes, Inc., 4.95%, 02/01/28	975	1,032,086
Mattamy Group Corp.(a)
5.25%, 12/15/27	40	42,300
4.63%, 03/01/30	310	328,600
MDC Holdings, Inc.
5.50%, 01/15/24	50	54,750
6.00%, 01/15/43	200	268,109
Meritage Homes Corp.
6.00%, 06/01/25	1,500	1,698,750
5.13%, 06/06/27	2,100	2,346,750
NCR Corp., 5.00%, 10/01/28(a)	500	527,500
New Home Co., Inc., 7.25%, 10/15/25(a)	635	652,139
Newell Brands, Inc.
4.70%, 04/01/26	850	936,275
5.88%, 04/01/36	550	666,875
PulteGroup, Inc.
5.50%, 03/01/26	100	118,992

Security	Par (000)	Value

Household Durables (continued)
PulteGroup, Inc. (continued)
5.00%, 01/15/27	$200	$236,000
6.00%, 02/15/35	100	135,970
Shea Homes LP/Shea Homes Funding Corp.(a)
4.75%, 02/15/28	655	677,925
4.75%, 04/01/29	865	888,787
Taylor Morrison Communities, Inc.(a)
5.88%, 06/15/27	100	113,332
5.75%, 01/15/28	100	113,250
Tempur Sealy International, Inc., 5.50%, 06/15/26	1,000	1,040,700
Toll Brothers Finance Corp., 4.35%, 02/15/28	25	27,750
TRI Pointe Group, Inc., 5.70%, 06/15/28	1,450	1,637,050
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24	50	54,575

		21,290,950

Household Products(a) — 0.1%
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25	1,100	1,201,750
Kronos Acquisition Holdings, Inc./KIK Custom
Products, Inc.
5.00%, 12/31/26	355	370,339
7.00%, 12/31/27	730	764,325

		2,336,414

Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp.(a)
5.25%, 06/01/26	336	347,592
4.50%, 02/15/28	145	150,800
5.13%, 03/15/28	645	678,521
4.63%, 02/01/29	345	354,757
5.00%, 02/01/31	400	418,000
3.75%, 03/01/31	1,580	1,564,721
Clearway Energy Operating LLC
5.75%, 10/15/25	40	42,100
4.75%, 03/15/28(a)	1,580	1,694,550
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26(a)	500	531,250
NRG Energy, Inc.
6.63%, 01/15/27	100	105,604
5.75%, 01/15/28	750	819,375
5.25%, 06/15/29(a)	150	165,000
3.63%, 02/15/31(a)	1,580	1,625,504
TerraForm Power Operating LLC(a)
4.25%, 01/31/23	550	568,562
5.00%, 01/31/28	75	84,274

		9,150,610

Insurance — 0.7%
Acrisure LLC/Acrisure Finance, Inc.(a)
8.13%, 02/15/24	100	105,872
7.00%, 11/15/25	250	260,262
Alliant Holdings Intermediate LLC/Alliant Holdings
Co-Issuer(a)
4.25%, 10/15/27	400	409,000
6.75%, 10/15/27	1,000	1,070,000
AmWINS Group, Inc., 7.75%, 07/01/26(a)	40	42,956
Aon Corp., 2.80%, 05/15/30	405	441,844
AssuredPartners, Inc., 5.63%, 01/15/29(a)	550	574,062
Berkshire Hathaway Finance Corp., 1.85%, 03/12/30	2,600	2,739,999
Berkshire Hathaway, Inc., 3.13%, 03/15/26	2,005	2,240,196

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/25(a)	$1,015	$1,184,505
Marsh & McLennan Cos., Inc.
3.88%, 03/15/24	2,945	3,248,211
3.50%, 03/10/25	2,200	2,440,095
4.38%, 03/15/29	1,880	2,288,948
2.25%, 11/15/30	2,215	2,345,042
NMI Holdings,Inc., 7.38%, 06/01/25(a)	3,000	3,360,000
Trinity Acquisition PLC, 3.50%, 09/15/21	50	50,896
Willis North America, Inc.
4.50%, 09/15/28	130	156,688
2.95%, 09/15/29	995	1,088,647

		24,047,223

Interactive Media & Services — 0.3%
Arches Buyer, Inc., 4.25%, 06/01/28(a)	415	420,270
Baidu, Inc, 1.72%, 04/09/26	2,660	2,693,415
JD.com, Inc., 3.38%, 01/14/30	1,920	2,083,345
Netflix, Inc.
5.50%, 02/15/22	350	366,188
3.63%, 06/15/25(a)	660	706,688
4.88%, 04/15/28	100	112,770
5.88%, 11/15/28	900	1,078,875
6.38%, 05/15/29	500	617,500
5.38%, 11/15/29(a)	500	589,375
4.88%, 06/15/30(a)	1,000	1,150,000

		9,818,426

Internet & Direct Marketing Retail — 0.3%
Alibaba Group Holding Ltd.
2.80%, 06/06/23	1,500	1,575,495
3.60%, 11/28/24	2,400	2,638,440
3.40%, 12/06/27	900	1,006,263
eBay, Inc., 1.90%, 03/11/25	4,150	4,362,789

		9,582,987

Internet Software & Services — 0.3%
Booking Holdings, Inc., 4.63%, 04/13/30	153	190,115
Expedia Group, Inc., 3.60%, 12/15/23(a)	795	847,235
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(a)	1,000	1,052,500
GrubHub Holdings, Inc., 5.50%, 07/01/27(a)	350	367,063
Match Group Holdings II LLC(a)
4.63%, 06/01/28	335	351,122
5.63%, 02/15/29	35	38,150
4.13%, 08/01/30	1,930	2,007,200
NortonLifeLock, Inc., 5.00%, 04/15/25(a)	750	765,000
TripAdvisor, Inc., 7.00%, 07/15/25(a)	60	64,800
Uber Technologies, Inc.(a)
7.50%, 05/15/25	395	426,687
8.00%, 11/01/26	450	491,116
6.25%, 01/15/28	820	891,750
VeriSign, Inc.
4.63%, 05/01/23	35	35,306
5.25%, 04/01/25	800	909,000
4.75%, 07/15/27	1,150	1,233,749

		9,670,793

IT Services — 0.5%
Austin BidCo, Inc., 7.13%, 12/15/28(a)	275	287,031
Banff Merger Sub, Inc., 9.75%, 09/01/26(a)	1,000	1,080,150
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(a)	905	932,150
Camelot Finance SA, 4.50%, 11/01/26(a)	1,380	1,440,375

Security	Par (000)	Value

IT Services (continued)
Citrix Systems, Inc.
4.50%, 12/01/27	$1,650	$1,940,274
3.30%, 03/01/30	810	894,884
Fair Isaac Corp., 4.00%, 06/15/28(a)	1,090	1,147,225
Gartner, Inc.(a)
4.50%, 07/01/28	1,005	1,060,275
3.75%, 10/01/30	170	179,139
International Business Machines Corp., 3.00%, 05/15/24	150	162,492
j2 Global, Inc., 4.63%, 10/15/30(a)	575	606,625
LogMeIn, Inc., 5.50%, 09/01/27(a)	735	769,912
Presidio Holdings, Inc.(a)
4.88%, 02/01/27	230	243,979
8.25%, 02/01/28	35	38,588
Rackspace Technology Global, Inc., 5.38%, 12/01/28(a)	475	497,658
Science Applications International Corp., 4.88%, 04/01/28(a)	170	180,200
Unisys Corp., 6.88%, 11/01/27(a)	2,670	2,916,975
Verisk Analytics, Inc.
4.00%, 06/15/25	50	56,640
4.13%, 03/15/29	600	721,033

		15,155,605

Leisure Products — 0.0%
Hasbro, Inc., 3.55%, 11/19/26	145	161,835

Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc., 3.88%, 07/15/23	690	742,484

Machinery — 0.5%
Caterpillar Financial Services Corp.
1.95%, 11/18/22	1,525	1,573,404
0.45%, 09/14/23	3,970	3,985,301
0.80%, 11/13/25	7,610	7,670,790
Colfax Corp., 6.00%, 02/15/24(a)	60	62,176
Deere & Co., 2.75%, 04/15/25	150	163,486
Hillenbrand, Inc., 5.75%, 06/15/25	320	345,600
Mueller Water Products, Inc., 5.50%, 06/15/26(a)	5	5,181
Otis Worldwide Corp.
2.29%, 04/05/27	65	69,442
2.57%, 02/15/30	125	134,229
Tennant Co., 5.63%, 05/01/25	100	104,125
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)	200	208,000
Vertical US Newco, Inc., 5.25%, 07/15/27(a)	910	964,600
Westinghouse Air Brake Technologies Corp., 3.20%, 06/15/25	2,305	2,486,771

		17,773,105

Media — 1.9%
Altice Financing SA(a)
7.50%, 05/15/26	500	527,650
5.00%, 01/15/28	455	466,209
Altice France Holding SA(a)
10.50%, 05/15/27	400	449,000
6.00%, 02/15/28	455	460,688
AMC Networks, Inc., 4.75%, 08/01/25	25	25,818
Banijay Entertainment SASU, 5.38%, 03/01/25(a)	200	207,299
Block Communications, Inc., 4.88%, 03/01/28(a)	60	61,800
Cable One, Inc., 4.00%, 11/15/30(a)	275	285,656
CCO Holdings LLC/CCO Holdings Capital Corp.(a) 5.75%, 02/15/26	25	25,796

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.(a) (continued)
5.13%, 05/01/27	$250	$265,298
5.00%, 02/01/28	100	105,750
5.38%, 06/01/29	100	109,625
4.75%, 03/01/30	3,405	3,673,995
4.50%, 08/15/30	810	859,612
4.25%, 02/01/31	420	442,621
4.50%, 05/01/32	2,500	2,669,300
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22	1,640	1,728,959
4.50%, 02/01/24	6,920	7,675,569
5.05%, 03/30/29	500	607,932
2.80%, 04/01/31	1,475	1,560,079
2.30%, 02/01/32	3,480	3,484,041
Clear Channel Worldwide Holdings, Inc.
9.25%, 02/15/24	50	50,625
5.13%, 08/15/27(a)	900	909,000
CSC Holdings LLC
5.25%, 06/01/24	200	216,480
5.50%, 05/15/26(a)	200	208,000
6.50%, 02/01/29(a)	900	1,016,145
5.75%, 01/15/30(a)	400	438,500
4.63%, 12/01/30(a)	800	835,000
3.38%, 02/15/31(a)	1,100	1,079,375
Cumulus Media New Holdings Inc., 6.75%, 07/01/26(a)	300	306,750
Dish DBS Corp., 7.38%, 07/01/28	2,010	2,140,650
DISH DBS Corp.
5.88%, 07/15/22	100	104,500
5.00%, 03/15/23	450	464,625
5.88%, 11/15/24	475	498,054
7.75%, 07/01/26	1,075	1,204,011
Embarq Corp., 8.00%, 06/01/36	625	770,906
Fox Corp., 4.03%, 01/25/24	35	38,547
GCI LLC, 4.75%, 10/15/28(a)	1,310	1,397,180
Gray Television, Inc.(a)
5.88%, 07/15/26	14	14,683
4.75%, 10/15/30	300	305,625
Hughes Satellite Systems Corp.
5.25%, 08/01/26	135	149,006
6.63%, 08/01/26	309	349,624
iHeartCommunications, Inc.(a)
5.25%, 08/15/27	629	660,450
4.75%, 01/15/28	1,150	1,180,187
Lamar Media Corp., 4.00%, 02/15/30	250	259,375
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(a)	500	538,125
Liberty Interactive LLC, 8.25%, 02/01/30	300	336,375
Meredith Corp., 6.50%, 07/01/25(a)	150	159,000
Nexstar Broadcasting, Inc., 4.75%, 11/01/28(a)	500	523,125
Outfront Media Capital LLC/Outfront Media Capital Corp.(a)
5.00%, 08/15/27	25	25,438
4.63%, 03/15/30	150	153,321
Qualitytech LP/QTS Finance Corp., 3.88%, 10/01/28(a)	1,030	1,050,600
Radiate Holdco LLC/Radiate Finance, Inc.(a) 4.50%, 09/15/26	645	665,156

Security	Par (000)	Value

Media (continued)
Radiate Holdco LLC/Radiate Finance, Inc.(a) (continued) 6.50%, 09/15/28	$300	$316,125
Sable International Finance Ltd., 5.75%, 09/07/27(a) .	400	425,500
Scripps Escrow II, Inc.(a)
3.88%, 01/15/29	640	665,130
5.38%, 01/15/31	545	568,163
Sinclair Television Group, Inc.(a)
5.50%, 03/01/30	600	624,000
4.13%, 12/01/30	680	695,796
Sirius XM Radio, Inc.(a)
4.63%, 07/15/24	150	155,438
5.00%, 08/01/27	500	531,255
5.50%, 07/01/29	625	687,695
4.13%, 07/01/30	945	1,005,834
TEGNA, Inc.
4.75%, 03/15/26(a)	2,570	2,744,246
4.63%, 03/15/28(a)	590	603,275
5.00%, 09/15/29	600	633,850
Telesat Canada/Telesat LLC, 6.50%, 10/15/27(a)	2,810	2,936,450
Time Warner Cable LLC, 4.00%, 09/01/21	170	172,413
Townsquare Media, Inc., 6.88%, 02/01/26(a)(f)	385	403,222
Univision Communications Inc., 9.50%, 05/01/25(a)	85	94,563
Univision Communications, Inc.(a)
5.13%, 02/15/25	15	15,113
6.63%, 06/01/27	900	966,645
Virgin Media Finance PLC, 5.00%, 07/15/30(a)	695	721,062
Virgin Media Secured Finance PLC(a)
5.50%, 05/15/29	1,000	1,083,750
4.50%, 08/15/30	1,000	1,045,000
Walt Disney Co., 1.65%, 09/01/22	230	235,294
Windstream Escrow LLC/Windstream Escrow
Finance Corp., 7.75%, 08/15/28(a)	135	135,945
WMG Acquisition Corp., 3.00%, 02/15/31(a)	1,075	1,053,500

		62,260,399

Metals & Mining — 1.0%
Alcoa Nederland Holding BV(a)
7.00%, 09/30/26	200	213,000
5.50%, 12/15/27	1,000	1,094,270
6.13%, 05/15/28	200	218,500
Allegheny Technologies, Inc., 5.88%, 12/01/27	50	52,625
ArcelorMittal SA
3.60%, 07/16/24	500	539,574
4.55%, 03/11/26	2,250	2,527,978
4.25%, 07/16/29	750	830,707
Arconic Corp.(a)
6.00%, 05/15/25	500	533,750
6.13%, 02/15/28	3,100	3,342,187
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(a)	830	896,400
Cleveland-Cliffs, Inc.(a)
9.88%, 10/17/25	1,623	1,909,054
6.75%, 03/15/26	180	194,400
Commercial Metals Co.
5.75%, 04/15/26	1,750	1,806,875
5.38%, 07/15/27	1,000	1,052,500
Compass Minerals International, Inc., 6.75%, 12/01/27(a)	475	514,188
Constellium SE, 5.63%, 06/15/28(a)	250	269,375

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining (continued)
FMG Resources August 2006 Pty Ltd., 4.50%, 09/15/27(a)	$1,065	$1,183,204
Freeport-McMoRan, Inc.
5.00%, 09/01/27	100	106,000
4.13%, 03/01/28	200	209,750
4.38%, 08/01/28	315	334,688
5.25%, 09/01/29	50	55,625
4.25%, 03/01/30	250	269,375
4.63%, 08/01/30	1,000	1,097,500
5.40%, 11/14/34	100	125,125
5.45%, 03/15/43	925	1,151,625
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)	25	25,375
Hudbay Minerals, Inc.(a)
7.63%, 01/15/25	50	51,938
6.13%, 04/01/29	1,625	1,750,937
IAMGOLD Corp., 5.75%, 10/15/28(a)	545	553,175
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(a)	2,180	2,468,850
Kaiser Aluminum Corp.(a)
6.50%, 05/01/25	305	326,350
4.63%, 03/01/28	400	415,000
Kinross Gold Corp., 5.95%, 03/15/24	1,695	1,928,558
Mineral Resources Ltd., 8.13%, 05/01/27(a)	850	940,312
New Gold, Inc., 7.50%, 07/15/27(a)	220	243,100
Novelis Corp., 4.75%, 01/30/30(a)	185	199,313
Reliance Steel & Aluminum Co., 1.30%, 08/15/25	2,690	2,732,151
United States Steel Corp.
12.00%, 06/01/25(a)	840	970,200
6.25%, 03/15/26	500	457,500
Vale Overseas Ltd., 3.75%, 07/08/30	200	222,188

		33,813,222

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
New Residential Investment Corp., 6.25%, 10/15/25(a)	500	502,500

Multi-line Retail — 0.0%
Macy’s, Inc., 8.38%, 06/15/25(a)	250	277,625
Nordstrom, Inc., 5.00%, 01/15/44	500	470,647

		748,272

Multi-Utilities — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63%, 05/20/24	45	48,488
5.75%, 05/20/27	100	113,769
National Fuel Gas Co., 3.95%, 09/15/27	40	42,477
NiSource, Inc., 0.95%, 08/15/25	1,330	1,338,033
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/29	50	57,397
Southwest Gas Corp., 2.20%, 06/15/30	25	26,379

		1,626,543

Offshore Drilling & Other Services(a) — 0.1%
Entegris, Inc.
4.63%, 02/10/26	500	518,750
4.38%, 04/15/28	2,325	2,479,031

		2,997,781

Oil, Gas & Consumable Fuels — 3.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 09/15/24	100	97,500
5.75%, 01/15/28(a)	1,500	1,440,300

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Antero Resources Corp.
5.13%, 12/01/22	$235	$234,413
5.63%, 06/01/23	200	196,000
8.38%, 07/15/26(a)(f)	105	107,172
Apache Corp.
4.63%, 11/15/25	480	507,370
4.88%, 11/15/27	1,680	1,780,800
4.25%, 01/15/30	745	782,250
5.10%, 09/01/40	1,250	1,332,812
4.75%, 04/15/43	250	259,216
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 8.25%, 12/31/28(a)	385	384,038
BP Capital Markets America, Inc., 2.52%, 09/19/22	500	517,164
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)	275	280,844
Buckeye Partners LP
4.15%, 07/01/23	100	102,750
4.13%, 03/01/25(a)	500	506,250
3.95%, 12/01/26	100	101,300
4.50%, 03/01/28(a)	130	133,900
5.85%, 11/15/43	400	393,576
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25(a)	475	479,750
Canadian Natural Resources Ltd.
2.95%, 01/15/23	600	627,528
3.85%, 06/01/27	600	673,228
Cenovus Energy, Inc.
5.38%, 07/15/25	165	186,029
4.25%, 04/15/27	500	546,011
6.75%, 11/15/39	1,400	1,850,932
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24	700	817,442
5.88%, 03/31/25	5,525	6,429,869
Cheniere Energy Partners LP
5.63%, 10/01/26	135	140,400
4.50%, 10/01/29	395	417,823
5.25%, 10/01/25	150	153,938
Cheniere Energy, Inc., 4.63%, 10/15/28(a)	2,000	2,100,000
Chevron Corp.
1.55%, 05/11/25	1,480	1,539,170
2.00%, 05/11/27	140	148,469
2.24%, 05/11/30	170	182,224
CNX Resources Corp.(a)
7.25%, 03/14/27	2,380	2,546,600
6.00%, 01/15/29	685	701,772
Comstock Resources, Inc.
7.50%, 05/15/25(a)	50	51,230
9.75%, 08/15/26	340	366,225
Continental Resources, Inc.
4.50%, 04/15/23	61	62,897
4.38%, 01/15/28	2,010	2,060,652
5.75%, 01/15/31(a)	565	627,139
4.90%, 06/01/44	300	296,703
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(a)	150	148,500
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)	275	280,838
CVR Energy, Inc., 5.25%, 02/15/25(a)	500	482,500
DCP Midstream Operating LP
5.38%, 07/15/25	130	142,847
5.13%, 05/15/29	500	554,560
8.13%, 08/16/30	1,000	1,277,500

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
DCP Midstream Operating LP (continued)
6.75%, 09/15/37(a)	$50	$54,000
5.60%, 04/01/44	610	629,044
Enbridge, Inc.
4.00%, 10/01/23	2,000	2,175,434
3.50%, 06/10/24	1,690	1,832,944
Energy Transfer Operating LP, 4.05%, 03/15/25	2,495	2,737,024
EnLink Midstream LLC
5.63%, 01/15/28(a)	385	392,777
5.38%, 06/01/29	1,700	1,653,250
EnLink Midstream Partners LP
4.85%, 07/15/26	1,200	1,171,608
5.60%, 04/01/44	100	80,250
5.45%, 06/01/47	800	644,216
EQM Midstream Partners LP
4.13%, 12/01/26	1,500	1,511,250
6.50%, 07/01/27(a)	415	467,305
26885BAE0, 6.50%, 07/15/48	425	442,000
EQT Corp.
7.88%, 02/01/25	775	882,531
3.90%, 10/01/27	1,000	993,450
5.00%, 01/15/29	880	927,802
8.75%, 02/01/30	250	306,250
Exxon Mobil Corp.
2.02%, 08/16/24	300	315,858
2.99%, 03/19/25	950	1,039,779
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25	250	243,125
8.00%, 01/15/27	355	351,521
7.75%, 02/01/28	250	239,375
Hess Corp., 4.30%, 04/01/27	1,255	1,383,603
Hess Midstream Operations LP(a)
5.63%, 02/15/26	200	208,000
5.13%, 06/15/28	1,050	1,097,575
Hilcorp Energy I LP/Hilcorp Finance Co.(a)
5.75%, 10/01/25	50	50,563
6.25%, 11/01/28	120	122,550
Kinder Morgan, Inc., 5.63%, 11/15/23(a)	681	768,278
MasTec, Inc., 4.50%, 08/15/28(a)	460	483,000
Matador Resources Co., 5.88%, 09/15/26	750	735,000
MEG Energy Corp.(a)
6.50%, 01/15/25	42	43,262
7.13%, 02/01/27	250	258,125
Murphy Oil Corp.
5.75%, 08/15/25	75	74,250
5.88%, 12/01/27	962	952,380
6.38%, 12/01/42	50	44,063
Murphy Oil USA, Inc.
5.63%, 05/01/27	500	528,750
4.75%, 09/15/29	900	957,375
New Fortress Energy, Inc., 6.75%, 09/15/25(a)	3,615	3,839,781
Newfield Exploration Co., 5.38%, 01/01/26	2,000	2,146,296
Noble Energy, Inc., 3.85%, 01/15/28	910	1,059,056
NuStar Logistics LP
6.00%, 06/01/26	95	102,743
5.63%, 04/28/27	50	53,250
6.38%, 10/01/30	500	566,400
Occidental Petroleum Corp.
2.90%, 08/15/24	2,750	2,646,875
5.50%, 12/01/25	420	437,896
8.50%, 07/15/27	265	305,823

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp. (continued)
3.50%, 08/15/29	$817	$747,694
8.88%, 07/15/30	415	487,106
6.63%, 09/01/30	2,500	2,714,375
6.13%, 01/01/31	340	363,868
6.45%, 09/15/36	2,700	2,826,900
4.40%, 04/15/46	1,250	1,089,331
4.40%, 08/15/49	500	421,400
ONEOK Inc., 2.20%, 09/15/25	1,500	1,550,071
ONEOK Partners LP
3.38%, 10/01/22	650	676,510
4.90%, 03/15/25	520	591,436
ONEOK, Inc., 2.75%, 09/01/24	155	163,546
Ovintiv, Inc., 6.50%, 08/15/34	1,710	1,980,249
Parsley Energy LLC/Parsley Finance Corp.(a)
5.25%, 08/15/25	500	520,750
4.13%, 02/15/28	160	168,000
PBF Holding Co. LLC/PBF Finance Corp.
9.25%, 05/15/25(a)	730	719,707
7.25%, 06/15/25	50	32,412
PowerTeam Services LLC, 9.03%, 12/04/25(a)	650	723,196
QEP Resources, Inc.
5.25%, 05/01/23	100	105,250
5.63%, 03/01/26	650	712,757
Range Resources Corp, 9.25%, 02/01/26	2,540	2,654,300
Range Resources Corp., 5.00%, 03/15/23	100	97,500
Rockies Express Pipeline LLC(a)
4.80%, 05/15/30	300	305,450
6.88%, 04/15/40	300	326,505
Sabine Pass Liquefaction LLC
5.63%, 04/15/23	1,950	2,142,327
4.50%, 05/15/30(a)	1,960	2,323,144
Shell International Finance BV, 2.00%, 11/07/24	790	832,445
SM Energy Co., 10.00%, 01/15/25(a)	129	138,675
Southwestern Energy Co.
4.10%, 03/15/22	100	100,500
6.45%, 01/23/25	1,450	1,508,000
7.50%, 04/01/26	550	576,950
7.75%, 10/01/27	100	107,970
8.38%, 09/15/28	505	547,925
Sunoco LP/Sunoco Finance Corp.
5.50%, 02/15/26	100	102,500
6.00%, 04/15/27	100	106,302
5.88%, 03/15/28	1,750	1,890,000
4.50%, 05/15/29(a)	1,990	2,069,600
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)
5.50%, 09/15/24	66	67,155
5.50%, 01/15/28	650	663,813
6.00%, 12/31/30	755	776,933
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.88%, 04/15/26	285	302,163
6.88%, 01/15/29	200	225,250
5.50%, 03/01/30	350	379,995
4.88%, 02/01/31(a)	850	926,151
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 05/15/30	1,340	1,501,593
Tutor Perini Corp., 6.88%, 05/01/25(a)	1,300	1,274,000
Western Midstream Operating LP
4.65%, 07/01/26	750	787,042

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Western Midstream Operating LP (continued)
4.75%, 08/15/28	$500	$520,000
5.05%, 02/01/30	1,700	1,903,677
5.30%, 03/01/48	1,250	1,238,700
6.25%, 02/01/50	285	313,500
Williams Cos., Inc., 3.60%, 03/15/22	770	794,836
WPX Energy, Inc.
5.25%, 10/15/27	500	529,810
5.88%, 06/15/28	294	320,469
4.50%, 01/15/30	300	318,000

		118,273,856

Personal Products — 0.1%
Procter & Gamble Co.
2.80%, 03/25/27	965	1,075,144
3.00%, 03/25/30	2,100	2,421,626

		3,496,770

Pharmaceuticals — 1.2%
AbbVie, Inc.
3.38%, 11/14/21	300	308,063
3.45%, 03/15/22	1,670	1,722,275
2.90%, 11/06/22	600	627,648
2.30%, 11/21/22	1,120	1,160,768
2.60%, 11/21/24	7,210	7,727,648
3.80%, 03/15/25	1,730	1,929,259
AstraZeneca PLC
3.50%, 08/17/23	100	107,719
3.38%, 11/16/25	1,150	1,290,916
0.70%, 04/08/26	1,200	1,193,718
Bausch Health Americas, Inc., 8.50%, 01/31/27(a)	25	27,804
Bausch Health Cos., Inc.(a)
7.00%, 03/15/24	100	102,875
5.75%, 08/15/27	600	643,500
5.00%, 01/30/28	135	139,123
7.25%, 05/30/29	1,125	1,264,624
5.25%, 01/30/30	85	89,250
5.25%, 02/15/31	450	470,124
Bristol-Myers Squibb Co., 3.55%, 08/15/22	600	632,130
Cheplapharm Arzneimittel GmbH, 5.50%, 01/15/28(a)	460	480,700
CVS Health Corp.
3.35%, 03/09/21	1,250	1,256,854
3.50%, 07/20/22	1,000	1,043,869
2.63%, 08/15/24	85	91,084
1.30%, 08/21/27	825	828,831
Elanco Animal Health, Inc., 5.90%, 08/28/28	1,000	1,180,000
Johnson & Johnson
0.95%, 09/01/27	2,770	2,783,741
1.30%, 09/01/30	1,840	1,853,734
Merck & Co., Inc., 0.75%, 02/24/26	1,095	1,107,366
Novartis Capital Corp., 2.20%, 08/14/30	180	193,247
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(a)	260	279,500
Par Pharmaceutical, Inc., 7.50%, 04/01/27(a)	2,225	2,414,125
Perrigo Finance Unlimited Co., 3.15%, 06/15/30	115	122,907
Viatris, Inc.(a)
1.13%, 06/22/22	1,330	1,342,570
1.65%, 06/22/25	370	382,689
2.70%, 06/22/30	130	137,946

Security	Par (000)	Value

Pharmaceuticals (continued)
Zoetis, Inc.
3.00%, 09/12/27	$250	$279,747
3.90%, 08/20/28	250	294,527
2.00%, 05/15/30	2,215	2,293,480

		37,804,361

Producer Durables: Miscellaneous — 0.1%
Oracle Corp., 3.40%, 07/08/24	1,710	1,871,677

Real Estate Management & Development — 0.0%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)	150	158,783
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)	200	203,800
Howard Hughes Corp., 5.38%, 03/15/25(a)	25	25,781
Hunt Cos., Inc., 6.25%, 02/15/26(a)	250	256,250
Kennedy-Wilson, Inc., 5.88%, 04/01/24	25	25,375
Realogy Group LLC/Realogy Co-Issuer Corp.(a)
7.63%, 06/15/25	200	217,144
9.38%, 04/01/27	150	166,125

		1,053,258

Road & Rail — 0.0%
Kansas City Southern, 2.88%, 11/15/29	45	48,780
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23(a)	300	254,937
Union Pacific Corp., 2.95%, 03/01/22	300	309,288
		613,005

Semiconductors & Semiconductor Equipment — 1.1%
Amkor Technology, Inc., 6.63%, 09/15/27(a)	600	651,000
Analog Devices, Inc.
2.50%, 12/05/21	25	25,451
2.95%, 04/01/25	80	87,316
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27	125	140,288
Broadcom, Inc.
2.25%, 11/15/23	3,000	3,133,153
4.70%, 04/15/25	4,105	4,704,198
3.15%, 11/15/25	520	567,815
4.25%, 04/15/26	100	114,524
3.46%, 09/15/26	2,189	2,428,822
4.11%, 09/15/28	307	351,357
4.15%, 11/15/30	865	1,001,464
4.30%, 11/15/32	845	1,001,738
Flex Ltd.
3.75%, 02/01/26	100	111,250
4.88%, 05/12/30	340	406,300
Honeywell International, Inc., 2.30%, 08/15/24	380	404,938
Intel Corp., 3.40%, 03/25/25	2,850	3,169,388
Jabil, Inc., 4.70%, 09/15/22	1,000	1,065,380
Microchip Technology, Inc., 4.25%, 09/01/25(a)	1,210	1,280,111
Micron Technology, Inc.
2.50%, 04/24/23	2,000	2,084,036
4.64%, 02/06/24	925	1,029,948
NVIDIA Corp., 2.85%, 04/01/30	25	28,123
NXP BV/NXP Funding LLC, 3.88%, 09/01/22(a)	980	1,032,867
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(a)	4,295	4,622,708
ON Semiconductor Corp., 3.88%, 09/01/28(a)	2,000	2,070,000
Qorvo, Inc.
4.38%, 10/15/29	1,370	1,507,301
3.38%, 04/01/31(a)	1,000	1,032,500

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Sensata Technologies BV, 5.00%, 10/01/25(a)	$25	$27,813
Sensata Technologies, Inc.(a)
4.38%, 02/15/30	1,275	1,372,219
3.75%, 02/15/31	500	518,290
Texas Instruments, Inc.
1.38%, 03/12/25	315	326,677
1.75%, 05/04/30	220	228,157

		36,525,132

Software — 0.7%
Activision Blizzard, Inc., 1.35%, 09/15/30	260	255,247
Black Knight InfoServ LLC, 3.63%, 09/01/28(a)	2,440	2,497,950
Boxer Parent Co., Inc., 7.13%, 10/02/25(a)	135	146,535
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(a)	235	240,875
CDK Global, Inc.
5.88%, 06/15/26	60	62,945
5.25%, 05/15/29(a)	1,300	1,440,296
Intuit, Inc.
0.95%, 07/15/25	1,015	1,027,741
1.35%, 07/15/27	740	757,132
1.65%, 07/15/30	555	569,876
MSCI, Inc.(a)
5.38%, 05/15/27	150	160,125
4.00%, 11/15/29	745	793,425
3.63%, 09/01/30	200	209,000
3.88%, 02/15/31	1,415	1,496,362
Nuance Communications, Inc., 5.63%, 12/15/26	3,550	3,756,326
Open Text Corp., 3.88%, 02/15/28(a)	305	317,200
Open Text Holdings, Inc., 4.13%, 02/15/30(a)	305	324,459
PTC, Inc.(a)
3.63%, 02/15/25	50	51,402
4.00%, 02/15/28	1,045	1,095,291
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)	50	51,812
SS&C Technologies, Inc., 5.50%, 09/30/27(a)	3,000	3,204,060
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(a)	3,615	3,709,894
VMware, Inc.
2.95%, 08/21/22	40	41,494
3.90%, 08/21/27	50	56,407

		22,265,854

Specialty Retail — 0.4%
Abercrombie & Fitch Management Co., 8.75%, 07/15/25(a)	1,500	1,666,875
Gap, Inc., 8.88%, 05/15/27(a)	1,500	1,740,000
L Brands, Inc.
5.63%, 10/15/23	25	26,938
6.88%, 07/01/25(a)	3,680	3,995,670
9.38%, 07/01/25(a)	175	215,250
5.25%, 02/01/28	50	52,179
7.50%, 06/15/29	50	55,625
6.63%, 10/01/30(a)	835	928,937
6.88%, 11/01/35	175	196,437
Michaels Stores, Inc., 4.75%, 10/01/27(a)	620	635,500
PetSmart, Inc., 5.88%, 06/01/25(a)	21	21,578
QVC, Inc.
4.38%, 03/15/23	200	209,750
4.85%, 04/01/24	200	215,500
4.45%, 02/15/25	700	747,460

Security	Par (000)	Value

Specialty Retail (continued)
QVC, Inc. (continued)
4.75%, 02/15/27	$700	$750,750
4.38%, 09/01/28	1,100	1,139,765
5.45%, 08/15/34	500	520,000
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25	25	25,688
Staples, Inc.(a)
7.50%, 04/15/26	1,000	1,044,270
10.75%, 04/15/27	250	248,750

		14,436,922

Technology Hardware, Storage & Peripherals — 0.7%
Adobe, Inc.
1.90%, 02/01/25	175	185,062
2.15%, 02/01/27	490	525,802
2.30%, 02/01/30	2,130	2,305,472
Apple, Inc.
2.25%, 02/23/21	770	770,914
1.80%, 09/11/24	340	356,814
Dell International LLC/EMC Corp.(a)
7.13%, 06/15/24	1,500	1,555,688
4.00%, 07/15/24	1,600	1,764,203
5.85%, 07/15/25	6,340	7,613,177
4.90%, 10/01/26	250	295,209
6.20%, 07/15/30	785	1,020,445
Dell, Inc., 6.50%, 04/15/38	500	621,250
Hewlett Packard Enterprise Co.
4.45%, 10/02/23	2,520	2,772,212
4.65%, 10/01/24	600	681,060
4.90%, 10/15/25	480	561,582
HP, Inc., 2.20%, 06/17/25	2,230	2,360,988
NetApp, Inc.
1.88%, 06/22/25	315	329,025
2.38%, 06/22/27	30	32,066
Western Digital Corp., 4.75%, 02/15/26	100	110,500

		23,861,469

Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands, Inc., 4.88%, 05/15/26(a)	50	54,313
NIKE, Inc.
2.40%, 03/27/25	2,125	2,290,097
2.85%, 03/27/30	1,671	1,893,023
Ralph Lauren Corp., 1.70%, 06/15/22	805	819,644

		5,057,077

Thrifts & Mortgage Finance — 0.3%
MGIC Investment Corp., 5.25%, 08/15/28	2,000	2,140,000
Nationstar Mortgage Holdings, Inc.(a)
6.00%, 01/15/27	685	726,956
5.50%, 08/15/28	640	672,000
5.13%, 12/15/30	1,455	1,520,795
PennyMac Financial Services, Inc., 5.38%, 10/15/25(a)	2,000	2,115,000
Quicken Loans LLC/Quicken Loans Co. Issuer, Inc., 3.88%, 03/01/31(a)	1,000	1,037,500
Radian Group, Inc.
4.50%, 10/01/24	50	52,750
6.63%, 03/15/25	2,095	2,372,588

		10,637,589

Tobacco — 0.5%
Altria Group, Inc.
3.49%, 02/14/22	1,000	1,034,358

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Altria Group, Inc. (continued)
4.00%, 01/31/24	$50	$54,898
3.80%, 02/14/24	35	38,219
2.35%, 05/06/25	5,370	5,705,544
4.80%, 02/14/29	70	83,867
3.40%, 05/06/30	265	297,329
BAT International Finance PLC, 3.95%, 06/15/25(a)	660	742,191
Philip Morris International, Inc.
2.38%, 08/17/22	2,110	2,177,215
2.50%, 08/22/22	690	715,092
2.13%, 05/10/23	500	519,501
2.88%, 05/01/24	500	537,042
3.25%, 11/10/24	25	27,533
1.50%, 05/01/25	630	652,548
3.13%, 08/17/27	50	56,007
3.38%, 08/15/29	50	57,297
2.10%, 05/01/30	790	823,928
Reynolds American, Inc., 4.45%, 06/12/25	3,000	3,416,983
Vector Group Ltd.(a)
6.13%, 02/01/25	510	518,553
10.50%, 11/01/26	350	377,562

		17,835,667

Transportation Infrastructure — 0.1%
FedEx Corp., 3.80%, 05/15/25	2,000	2,257,706

Utilities — 0.1%
Essential Utilities, Inc.
3.57%, 05/01/29	55	63,173
2.70%, 04/15/30	220	238,500
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(a)	490	516,950
TransAlta Corp., 6.50%, 03/15/40	200	220,120
Vistra Operations Co. LLC(a)
5.63%, 02/15/27	100	106,364
5.00%, 07/31/27	1,500	1,590,000

		2,735,107

Wireless Telecommunication Services — 1.0%
Altice France SA(a)
7.38%, 05/01/26	200	210,500
5.13%, 01/15/29	280	289,800
American Tower Corp.
2.25%, 01/15/22	750	764,400
1.30%, 09/15/25	515	525,856
C&W Senior Financing DAC, 6.88%, 09/15/27(a)	200	215,774
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	25	26,832
Crown Castle International Corp.
5.25%, 01/15/23	620	678,437
3.20%, 09/01/24	640	695,315
1.35%, 07/15/25	1,105	1,127,961
3.65%, 09/01/27	340	383,855
EPR Properties, 3.75%, 08/15/29	850	815,455
GLP Capital LP/GLP Financing II, Inc.
5.38%, 11/01/23	850	928,608
5.30%, 01/15/29	515	595,829
4.00%, 01/15/31	180	196,420
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(a)	25	26,769
HAT Holdings I LLC/HAT Holdings II LLC(a) 5.25%, 07/15/24	270	280,800

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
HAT Holdings I LLC/HAT Holdings II LLC(a) (continued)
3.75%, 09/15/30	$1,580	$1,639,250
iStar, Inc., 4.25%, 08/01/25	300	296,250
SBA Communications Corp.
4.00%, 10/01/22	350	353,500
4.88%, 09/01/24	200	205,146
3.88%, 02/15/27	100	105,000
Sprint Communications, Inc., 6.00%, 11/15/22	25	27,062
Sprint Corp.
7.25%, 09/15/21	25	26,013
7.88%, 09/15/23	750	868,350
7.13%, 06/15/24	1,500	1,755,000
7.63%, 02/15/25	500	597,917
7.63%, 03/01/26	25	31,030
T-Mobile USA, Inc.
6.00%, 04/15/24	1,000	1,012,260
3.50%, 04/15/25(a)	7,120	7,867,458
6.50%, 01/15/26	2,050	2,121,750
1.50%, 02/15/26(a)	3,000	3,071,610
3.75%, 04/15/27(a)	1,530	1,742,364
4.75%, 02/01/28	225	241,850
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC
8.25%, 10/15/23	250	251,875
7.13%, 12/15/24(a)	500	505,000
7.88%, 02/15/25(a)	1,500	1,611,315
VICI Properties LP/VICI Note Co., Inc.(a)
3.75%, 02/15/27	615	628,837
4.63%, 12/01/29	100	107,000
4.13%, 08/15/30	300	316,689
Vmed O2 UK Financing I PLC, 4.25%, 01/31/31(a)	500	510,000

		33,655,137

Total Corporate Bonds — 42.4% (Cost: $1,340,082,529)		1,389,524,233

	Shares

Investment Companies

Equity Funds — 4.6%
BlackRock Liquid Environmentally Aware Fund(g)	149,915,033	149,989,991

Total Investment Companies — 4.6% (Cost: $150,049,912)		149,989,991

	Par (000)

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(c) — 6.6%
Connecticut Avenue Securities Trust(a)
Series 2018-R07, Class 1M2, (1 mo. LIBOR US + 2.40%), 2.55%, 04/25/31	$16,345	16,332,127
Series 2019-R01, Class 2ED2, 1.30%, 07/25/31	3,472	3,383,233
Series 2019-R01, Class 2M2, (1 mo. LIBOR US + 2.45%), 2.60%, 07/25/31	22,240	22,225,730

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust(a) (continued)
Series 2019-R02, Class 1M2, (1 mo. LIBOR US + 2.30%), 2.45%, 08/25/31	$13,056	$13,039,658
Series 2019-R03, Class 1M2, (1 mo. LIBOR US + 2.15%), 2.30%, 09/25/31	18,126	18,104,089
Series 2019-R05, Class 1M2, (1 mo. LIBOR US + 2.00%), 2.15%, 07/25/39	18,082	18,065,724
Series 2019-R06, Class 2ED2, (1 mo. LIBOR US + 1.00%), 1.15%, 09/25/39	5,128	4,880,322
Series 2019-R06, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.25%, 09/25/39	22,571	22,529,010
Series 2019-R07, Class 1M2, (1 mo. LIBOR US + 2.10%), 2.25%, 10/25/39	27,609	27,517,894
Series 2020-R01, Class 1M1, (1 mo. LIBOR US + 0.80%), 0.95%, 01/25/40	1,468	1,469,248
Series 2020-R02, Class 2M1, (1 mo. LIBOR US + 0.75%), 0.90%, 01/25/40	1,786	1,785,658
Series 2020-SBT1, Class 1M2, (1 mo. LIBOR US + 3.65%), 3.80%, 02/25/40	350	351,253
Series 2020-SBT1, Class 2M2, (1 mo. LIBOR US + 3.65%), 3.80%, 02/25/40	450	452,238
Connecticut Avenue Securities Trust 2019-R06, Series 2019-R06, Class 2M2C, (1 mo. LIBOR US + 2.10%), 2.25%, 09/25/39(a)	2,148	2,054,066
Fannie Mae Connecticut Avenue Securities
Series 2017-C02, Class 2M2C, (1 mo. LIBOR US + 3.65%), 3.80%, 09/25/29	3,500	3,483,557
Series 2017-C03, Class 1M2C, (1 mo. LIBOR US + 3.00%), 3.15%, 10/25/29	2,410	2,365,014
Series 2017-C06, Class 2B1, (1 mo. LIBOR US + 4.45%), 4.60%, 02/25/30	4,103	4,215,403
Series 2017-C07, Class 2B1, (1 mo. LIBOR US + 4.45%), 4.60%, 05/25/30	2,000	2,084,732
Series 2018-C03, Class 1B1, (1 mo. LIBOR US + 3.75%), 3.90%, 10/25/30	3,500	3,528,717
Freddie Mac STACR REMIC Trust(a)
Series 2020-DNA3, Class M2, (1 mo. LIBOR US + 3.00%), 3.15%, 06/25/50	3,760	3,778,772
Series 2020-DNA5, Class M1, (SOFRRATE + 1.30%), 1.38%, 10/25/50	14,815	14,843,873
Series 2020-DNA6, Class M1, (SOFRRATE + 0.90%) , 0.98%, 12/25/50	15,460	15,462,432
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2018-HQA1, Class M2, (1 mo. LIBOR US + 2.30%), 2.45%, 09/25/30	2,117	2,109,477
Series 2018-SPI1, Class M2, 3.72%, 02/25/48(a)	1,936	1,936,045
Series 2018-SPI2, Class M2, 3.81%, 05/25/48(a)	2,347	2,354,845
Series 2020-HQA5, Class M1, (SOFRRATE + 1.10%), 1.18%, 11/25/50(a)	7,220	7,236,558
STACR Trust(a)
Series 2018-DNA2, Class M1, (1 mo. LIBOR US + 0.80%), 0.95%, 12/25/30	167	166,636
Series 2018-DNA2, Class M2, (1 mo. LIBOR US + 2.15%), 2.30%, 12/25/30	1,900	1,880,943

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
STACR Trust(a) (continued)
Series 2018-DNA3, Class M1, (1 mo. LIBOR US + 0.75%), 0.90%, 09/25/48	$4	$4,039
Series 2018-HRP1, Class M2, (1 mo. LIBOR US + 1.65%), 1.80%, 04/25/43	130	128,452

		217,769,745

Commercial Mortgage-Backed Securities — 0.1%
CFCRE Commercial Mortgage Trust, Series 2016- C4, Class AM, 3.69%, 05/10/58	160	175,619
COMM Mortgage Trust
Series 2012-LC4, Class A4, 3.29%, 12/10/44	1,371	1,390,101
Series 2015-CR22, Class A2, 2.86%, 03/10/48	630	629,519
Wells Fargo Commercial Mortgage Trust,
Series 2018-C46, Class AS, 4.38%, 08/15/51	500	589,551

		2,784,790

Total Non-Agency Mortgage-Backed Securities — 6.7% (Cost: $219,654,772)		220,554,535

Preferred Securities

Capital Trusts — 0.1%(c)

Diversified Financial Services — 0.1%
Societe Generale SA, 5.38%(a)(d)	1,000	1,060,370

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 7.00%, 04/04/79	200	248,807

Total Capital Trusts — 0.1%		1,309,177

Total Preferred Securities — 0.1% (Cost: $1,289,964)		1,309,177

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations(c) — 9.4%
Connecticut Avenue Securities Trust, Series 2019- R04, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.25%, 06/25/39(a)	21,890	21,841,191
Fannie Mae Connecticut Avenue Securities
Series 2015-C04, Class 1M2, (1 mo. LIBOR US + 5.70%), 5.85%, 04/25/28	46	49,261
Series 2016-C04, Class 1M2, (1 mo. LIBOR US + 4.25%), 4.40%, 01/25/29	3,943	4,103,914
Series 2016-C05, Class 2M2, (1 mo. LIBOR US + 4.45%), 4.60%, 01/25/29	74	77,128
Series 2017-C01, Class 1B1, (1 mo. LIBOR US + 5.75%), 5.90%, 07/25/29	4,663	4,984,110
Series 2017-C01, Class 1M2A, (1 mo. LIBOR US + 3.55%), 3.70%, 07/25/29	10	10,086
Series 2017-C02, Class 2B1, (1 mo. LIBOR US + 5.50%), 5.65%, 09/25/29	7,487	7,916,138
Series 2017-C02, Class 2M2, (1 mo. LIBOR US + 3.65%), 3.80%, 09/25/29	4,448	4,552,007
Series 2017-C03, Class 1B1, (1 mo. LIBOR US + 4.85%), 5.00%, 10/25/29	6,494	6,752,935
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.15%, 10/25/29	1,571	1,588,749
Series 2017-C04, Class 2B1, (1 mo. LIBOR US + 5.05%), 5.20%, 11/25/29	9,803	10,193,933

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Fannie Mae Connecticut Avenue
Securities (continued)
Series 2017-C05, Class 1B1, (1 mo. LIBOR US + 3.60%), 3.75%, 01/25/30	$5,414	$5,420,757
Series 2017-C05, Class 1M2A, (1 mo. LIBOR US + 2.20%), 2.35%, 01/25/30	20	20,070
Series 2017-C06, Class 1M2, (1 mo. LIBOR US + 2.65%), 2.80%, 02/25/30	6,904	6,921,297
Series 2017-C06, Class 1M2A, (1 mo. LIBOR US + 2.65%), 2.80%, 02/25/30	64	64,794
Series 2017-C06, Class 2M2, (1 mo. LIBOR US + 2.80%), 2.95%, 02/25/30	62	62,534
Series 2017-C07, Class 1M2, (1 mo. LIBOR US + 2.40%), 2.55%, 05/25/30	70	69,986
Series 2017-C07, Class 2M2, (1 mo. LIBOR US + 2.50%), 2.65%, 05/25/30	1,161	1,160,389
Series 2018-C01, Class 1B1, (1 mo. LIBOR US + 3.55%), 3.70%, 07/25/30	11,262	11,232,269
Series 2018-C01, Class 1M2, (1 mo. LIBOR US + 2.25%), 2.40%, 07/25/30	1,639	1,630,884
Series 2018-C02, Class 2B1, (1 mo. LIBOR US + 4.00%), 4.15%, 08/25/30	11,445	11,444,989
Series 2018-C02, Class 2ED2, 1.05%, 08/25/30	3,114	3,054,157
Series 2018-C02, Class 2M2, (1 mo. LIBOR US + 2.20%), 2.35%, 08/25/30	6,406	6,365,792
Series 2018-C04, Class 2M2, (1 mo. LIBOR US + 2.55%), 2.70%, 12/25/30	10,163	10,188,408
Series 2018-C06, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.25%, 03/25/31	1,939	1,914,891
Freddie Mac STACR Trust(a)
Series 2018-HQA2, Class M2, (1 mo. LIBOR US + 2.30%), 2.45%, 10/25/48	11,250	11,136,196
Series 2019-DNA1, Class M2, (1 mo. LIBOR US + 2.65%), 2.80%, 01/25/49	1,999	1,993,535
Series 2019-DNA2, Class M2, (1 mo. LIBOR US + 2.45%), 2.60%, 03/25/49	4,398	4,386,356
Series 2019-DNA3, Class M2, (1 mo. LIBOR US + 2.05%), 2.20%, 07/25/49	9,063	9,012,070
Series 2019-DNA4, Class M2, (1 mo. LIBOR US + 1.95%), 2.10%, 10/25/49	21,772	21,737,030
Series 2019-FTR2, Class M1, (1 mo. LIBOR US + 0.95%), 1.10%, 11/25/48	450	449,130
Series 2019-HQA1, Class M2, (1 mo. LIBOR US + 2.35%), 2.50%, 02/25/49	12,495	12,463,019
Series 2019-HQA2, Class M2, (1 mo. LIBOR US + 2.05%), 2.20%, 04/25/49	1,295	1,277,113
Series 2019-HQA3, Class M2, (1 mo. LIBOR US + 1.85%), 2.00%, 09/25/49	6,915	6,827,302
Series 2019-HQA4, Class M2, (1 mo. LIBOR US + 2.05%), 2.20%, 11/25/49	20,019	19,959,899
Series 2020-DNA1, Class M1, (1 mo. LIBOR US + 0.70%), 0.85%, 01/25/50	475	475,818
Series 2020-DNA1, Class M2, (1 mo. LIBOR US + 1.70%), 1.85%, 01/25/50	21,825	21,660,815
Series 2020-DNA2, Class M1, (1 mo. LIBOR US + 0.75%), 0.90%, 02/25/50	3,598	3,601,525
Series 2020-DNA4, Class M1, (1 mo. LIBOR US + 1.50%), 1.65%, 08/25/50	7,667	7,682,205

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR Trust(a) (continued)
Series 2020-HQA1, Class M1, (1 mo. LIBOR US +0.75%), 0.90%, 01/25/50	$449	$448,637
Series 2020-HQA1, Class M2, (1 mo. LIBOR US +1.90%), 2.05%, 01/25/50	24,985	24,867,563
Series 2020-HQA3, Class M1, (1 mo. LIBOR US +1.55%), 1.70%, 07/25/50	7,303	7,309,713
Series 2020-HQA4, Class M1, (1 mo. LIBOR US +1.30%), 1.45%, 09/25/50	10,421	10,436,558
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2016-DNA2, Class M3, (1 mo. LIBOR US + 4.65%), 4.80%, 10/25/28	349	362,693
Series 2017-DNA1, Class B1, (1 mo. LIBOR US + 4.95%), 5.10%, 07/25/29	3,925	4,130,384
Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.15%), 5.30%, 10/25/29	5,000	5,311,515
Series 2017-DNA3, Class B1, (1 mo. LIBOR US + 4.45%), 4.60%, 03/25/30	3,355	3,446,612
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.50%), 2.65%, 03/25/30	250	253,415
Series 2017-HQA2, Class B1, (1 mo. LIBOR US + 4.75%), 4.90%, 12/25/29	1,730	1,790,364
Series 2017-HQA3, Class B1, (1 mo. LIBOR US + 4.45%), 4.60%, 04/25/30	1,981	2,030,385
Series 2018-DNA1, Class B1, (1 mo. LIBOR US + 3.15%), 3.30%, 07/25/30	4,320	4,255,395
Series 2018-DNA1, Class M2, (1 mo. LIBOR US + 1.80%), 1.95%, 07/25/30	86	85,776

		309,011,692

Mortgage-Backed Securities — 44.2%
Ginnie Mae Mortgage-Backed Securities(h)
3.50%, 06/20/42 - 01/21/51	87,760	93,202,112
3.00%, 05/20/45 - 01/21/51	92,694	97,064,195
2.50%, 12/20/46 - 01/21/51	50,354	53,320,081
4.00%, 11/20/47 - 01/21/51	44,997	48,102,250
4.50%, 10/20/48 - 01/21/51	18,708	20,057,306
5.00%, 12/20/48 - 01/21/51	11,539	12,600,848
1.50%, 01/21/51	500	509,453
2.00%, 01/21/51	11,775	12,313,614
5.50%, 01/21/51	650	716,016
Government National Mortgage Association, 3.00%, 01/20/50	3,867	4,056,135
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, (1 mo. LIBOR US + 3.25%), 3.40%, 10/15/49(a)(c)	750	698,723
Uniform Mortgage-Backed Securities(h)
2.50%, 04/01/32 - 02/12/51	206,237	217,481,042
2.00%, 12/01/35 - 02/12/51	159,174	165,632,294
3.00%, 12/01/35 - 01/14/51	253,698	267,323,363
1.50%, 01/16/36 - 01/14/51	16,975	17,304,258
3.50%, 01/16/36 - 01/14/51	210,919	224,351,910
4.00%, 01/16/36 - 02/01/57	126,391	135,831,828
4.50%, 01/16/36 - 01/14/51	47,479	51,682,000

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities(h) (continued)
5.00%, 02/01/41 - 01/14/51	$18,932	$20,967,329
5.50%, 01/14/51	2,350	2,625,391

		1,445,840,148

Total U.S. Government Sponsored Agency Securities — 53.6% (Cost: $1,744,123,679)		1,754,851,840

U.S. Treasury Obligations

U.S. Treasury Bonds, 3.13%, 08/15/44	600	791,320
U.S. Treasury Notes
1.88%, 02/28/22 - 03/31/22	9,000	9,189,063
1.50%, 08/15/26	10,000	10,588,672

Total U.S. Treasury Obligations — 0.6% (Cost: $19,512,290)		20,569,055

	Shares

Warrants

Oil, Gas & Consumable Fuels — 0.0%

SM Energy Co. (Expires 06/30/23)	3,253	19,876

Total Warrants — 0.0% (Cost: $13,955)		19,876

Total Long-Term Investments — 120.4% (Cost: $3,866,261,303)		3,944,126,508

Short-Term Securities

Money Market Funds — 8.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(g)(i)	284,922,233	284,922,233

Total Short-Term Securities — 8.7% (Cost: $284,922,233)		284,922,233

Total Investments Before TBA Sale Commitments — 129.1% (Cost: $4,151,183,536)		4,229,048,741

Security	Par (000)	Value

TBA Sale Commitments

Mortgage-Backed Securities — (2.5)%
Uniform Mortgage-Backed Securities(h)
2.00%, 01/16/36 - 01/14/51	$(28,524)	$(29,653,290)
2.50%, 01/14/51	(15,225)	(16,049,291)
3.00%, 01/14/51	(9,500)	(9,953,477)
3.50%, 01/14/51	(23,827)	(25,185,884)

Total TBA Sale Commitments — (2.5)% (Proceeds: $(80,559,144))		(80,841,942)

Total Investments, Net of TBA Sale Commitments — 126.6% (Cost: $4,070,624,392)		4,148,206,799
Liabilities in Excess of Other Assets — (26.6)%		(872,355,955)

Net Assets — 100.0%		$3,275,850,844

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Perpetual security with no stated maturity date.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	When-issued security. (g) Affiliate of the Fund.
(h)	Represents or includes a TBA transaction. (i) Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquid Environmentally Aware Fund	$—	$150,049,912		$—	$—	$(59,921)	$149,989,991	149,915,033	$49,918	$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	96,002,743	188,919,490	(a)	—	—	—	284,922,233	284,922,233	713,870	—

					$—	$(59,921)	$434,912,224		$763,788	$—

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Australian T-Bond	1,459	03/15/21	$165,607	$301,835
10-Year U.S. Treasury Note	1,156	03/22/21	159,618	370,126
U.S. Long Bond	68	03/22/21	11,777	(115,415)
U.S. Ultra Bond	30	03/22/21	6,407	39,932
2-Year U.S. Treasury Notes	318	03/31/21	70,271	64,019
5-Year U.S. Treasury Notes	2,917	03/31/21	368,021	794,617

				1,455,114

Short Contracts
Euro BTP Futures	43	03/08/21	7,985	(8,003)
Euro Bund Futures	459	03/08/21	99,609	(178,515)
German Euro OAT Futures	176	03/08/21	36,092	(1,371)
10-Year Canada Bond	559	03/22/21	65,478	(385,627)
10-Year U.S. Ultra Long Treasury Note	114	03/22/21	17,825	61,045
Long Gilt Bond Future	152	03/29/21	28,173	(217,009)

				(729,480)

				$725,634

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,495,400	EUR	2,050,000	Citibank N.A.	03/17/21	$(13,055)

Centrally Cleared Interest Rate Swaps

										Upfront Premium	Unrealized
Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Paid	Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
1-Month MXIBOR, 4.48%	Monthly	5.09%	Monthly	03/17/21	(a)	03/11/26	MXN	43,110	$31,464	$32	$31,432
(0.47%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	3,370	3,071	69	3,002
(0.45%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	3,250	(1,492)	67	(1,559)
(0.45%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	4,200	(2,059)	89	(2,148)
(0.45%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	5,260	(3,069)	112	(3,181)
(0.44%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	2,450	(2,573)	51	(2,624)
(0.44%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	3,430	(4,245)	70	(4,315)
(0.43%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	4,260	(6,597)	88	(6,685)
(0.43%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	2,970	(4,230)	61	(4,291)
(0.43%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	2,900	(3,769)	60	(3,829)
(0.42%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/17/21	(a)	03/17/26	EUR	1,970	(4,891)	42	(4,933)
0.10%	Annual	3-Month STIBOR, (0.09%)	Quarterly	03/17/21	(a)	03/17/26	SEK	33,170	10,798	68	10,730
0.11%	Annual	3-Month STIBOR, (0.09%)	Quarterly	03/17/21	(a)	03/17/26	SEK	13,140	3,153	26	3,127
0.12%	Annual	3-Month STIBOR, (0.09%)	Quarterly	03/17/21	(a)	03/17/26	SEK	50,430	9,328	102	9,226
0.12%	Annual	3-Month STIBOR, (0.09%)	Quarterly	03/17/21	(a)	03/17/26	SEK	22,390	4,551	45	4,506
0.12%	Annual	3-Month STIBOR, (0.09%)	Quarterly	03/17/21	(a)	03/17/26	SEK	21,790	4,962	44	4,918
0.14%	Annual	3-Month STIBOR, (0.09%)	Quarterly	03/17/21	(a)	03/17/26	SEK	23,950	1,795	895	900
0.14%	Annual	3-Month STIBOR, (0.09%)	Quarterly	03/17/21	(a)	03/17/26	SEK	21,910	2,178	44	2,134
0.16%	Annual	3-Month STIBOR, (0.09%)	Quarterly	03/17/21	(a)	03/17/26	SEK	29,720	(1,314)	60	(1,374)
0.22%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	3,040	(1,370)	68	(1,438)
0.22%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	2,540	(2,275)	59	(2,334)
0.23%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	2,720	(3,740)	61	(3,801)
0.24%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	2,190	(4,060)	50	(4,110)
0.25%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	4,050	(12,084)	95	(12,179)
0.26%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	1,840	(6,246)	43	(6,289)

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps (continued)

										Upfront Premium	Unrealized
Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Paid	Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
0.27%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	3,170	$(12,763)	$(639)	$(12,124)
0.28%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	1,820	(8,982)	42	(9,024)
0.28%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	2,230	(11,082)	52	(11,134)
0.29%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	7,080	(39,788)	164	(39,952)
0.29%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	2,190	(12,568)	3,178	(15,746)
0.30%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	2,590	(17,038)	60	(17,098)
0.31%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	3,050	(20,377)	70	(20,447)
0.31%	Semi-Annual	6-Month GBP LIBOR, 0.30%	Semi-Annual	03/17/21	(a)	03/17/26	GBP	1,920	(13,353)	45	(13,398)
6-Month BBR, 0.76%	Semi-Annual	0.35%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	3,310	(9,946)	42	(9,988)
6-Month BBR, 0.76%	Semi-Annual	0.37%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	3,370	(6,695)	43	(6,738)
6-Month BBR, 0.76%	Semi-Annual	0.37%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,227	(2,792)	16	(2,808)
6-Month BBR, 0.76%	Semi-Annual	0.37%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	2,383	(5,237)	30	(5,267)
6-Month BBR, 0.76%	Semi-Annual	0.37%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,820	(3,546)	23	(3,569)
6-Month BBR, 0.76%	Semi-Annual	0.38%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	5,270	(9,154)	67	(9,221)
6-Month BBR, 0.76%	Semi-Annual	0.38%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,590	(2,701)	20	(2,721)
6-Month BBR, 0.76%	Semi-Annual	0.38%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,820	(2,986)	23	(3,009)
6-Month BBR, 0.76%	Semi-Annual	0.39%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,930	(2,536)	25	(2,561)
6-Month BBR, 0.76%	Semi-Annual	0.39%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	1,930	(2,833)	25	(2,858)
6-Month BBR, 0.76%	Semi-Annual	0.41%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	3,470	(2,227)	45	(2,272)
6-Month BBR, 0.76%	Semi-Annual	0.42%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	3,350	(1,185)	43	(1,228)
6-Month BBR, 0.76%	Semi-Annual	0.42%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	3,170	(999)	41	(1,040)
6-Month BBR, 0.76%	Semi-Annual	0.42%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	6,610	(1,196)	86	(1,282)
6-Month BBR, 0.76%	Semi-Annual	0.43%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	4,390	1,146	57	1,089
6-Month BBR, 0.76%	Semi-Annual	0.43%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	4,180	609	54	555
6-Month BBR, 0.76%	Semi-Annual	0.43%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	5,400	2,031	70	1,961
6-Month BBR, 0.76%	Semi-Annual	0.44%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	4,490	2,552	58	2,494
6-Month BBR, 0.76%	Semi-Annual	0.45%	Semi-Annual	03/17/21	(a)	03/17/26	AUD	4,500	4,027	59	3,968
0.47%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/17/21	(a)	03/17/26	USD	2,410	(1,042)	41	(1,083)
0.47%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/17/21	(a)	03/17/26	USD	3,770	(1,721)	66	(1,787)
0.48%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/17/21	(a)	03/17/26	USD	5,740	(6,048)	100	(6,148)
0.50%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/17/21	(a)	03/17/26	USD	3,410	(7,580)	58	(7,638)
0.51%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/17/21	(a)	03/17/26	USD	2,870	(6,807)	50	(6,857)
0.51%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	6,470	(7,403)	75	(7,478)
0.52%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/17/21	(a)	03/17/26	USD	3,850	(11,909)	67	(11,976)
3-Month HIBOR, 0.35%	Quarterly	0.53%	Quarterly	03/17/21	(a)	03/17/26	HKD	34,470	4,938	69	4,869
0.53%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	3,850	(7,465)	44	(7,509)
0.54%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	5,020	(12,012)	58	(12,070)
0.54%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	3,850	(9,358)	44	(9,402)
0.55%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	2,733	(7,056)	32	(7,088)
0.55%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	1,537	(4,405)	18	(4,423)
0.56%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	4,240	(13,355)	48	(13,403)
3-Month HIBOR, 0.35%	Quarterly	0.57%	Quarterly	03/17/21	(a)	03/17/26	HKD	23,970	9,204	48	9,156
3-Month HIBOR, 0.35%	Quarterly	0.57%	Quarterly	03/17/21	(a)	03/17/26	HKD	27,020	9,508	54	9,454
3-Month HIBOR, 0.35%	Quarterly	0.57%	Quarterly	03/17/21	(a)	03/17/26	HKD	21,370	7,863	43	7,820
3-Month HIBOR, 0.35%	Quarterly	0.58%	Quarterly	03/17/21	(a)	03/17/26	HKD	24,910	11,164	50	11,114
0.59%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	2,465	(10,655)	28	(10,683)
0.60%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	1,393	(6,629)	16	(6,645)
0.61%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	(a)	03/17/26	SGD	2,787	(13,786)	32	(13,818)
6-Month WIBOR, 0.15%	Semi-Annual	0.77%	Annual	03/17/21	(a)	03/17/26	PLN	13,180	20,128	56	20,072
6-Month WIBOR, 0.15%	Semi-Annual	0.82%	Annual	03/17/21	(a)	03/17/26	PLN	12,380	27,273	53	27,220
6-Month WIBOR, 0.15%	Semi-Annual	0.82%	Annual	03/17/21	(a)	03/17/26	PLN	11,410	25,439	49	25,390
3-Month CAD BA, 0.48%	Semi-Annual	0.87%	Semi-Annual	03/17/21	(a)	03/17/26	CAD	5,480	6,878	73	6,805
3-Month CAD BA, 0.48%	Semi-Annual	0.88%	Semi-Annual	03/17/21	(a)	03/17/26	CAD	4,030	6,546	54	6,492
3-Month CAD BA, 0.48%	Semi-Annual	0.89%	Semi-Annual	03/17/21	(a)	03/17/26	CAD	3,900	7,850	52	7,798
3-Month CAD BA, 0.48%	Semi-Annual	0.89%	Semi-Annual	03/17/21	(a)	03/17/26	CAD	7,680	15,906	103	15,803
3-Month CAD BA, 0.48%	Semi-Annual	0.90%	Semi-Annual	03/17/21	(a)	03/17/26	CAD	5,200	11,376	70	11,306

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps (continued)

										Upfront Premium	Unrealized
Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Paid	Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
3-Month CAD BA, 0.48%	Semi-Annual	0.91%	Semi-Annual	03/17/21	(a)	03/17/26	CAD	4,250	$11,196	$56	$11,140
3-Month CAD BA, 0.48%	Quarterly	5.45%	Quarterly	03/17/21	(a)	03/17/26	ZAR	29,710	50,998	26	50,972

									$(73,297)	$7,833	$(81,130)

(a)	Forward Swap.

OTC Interest Rate Swaps

											Upfront Premium	Unrealized
Paid by the Fund		Received by the Fund			Effective		Termination		Notional		Paid	Appreciation
Rate	Frequency	Rate	Frequency	Counterparty	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
3-Month KRW CDC, 0.81%	Quarterly	1.00%	Quarterly	Citibank N.A.	03/17/21	(a)	03/17/26	KRW	32,344,085	$(201,413)	$—	$(201,413)
3-Month KRW CDC, 0.81%	Quarterly	0.99%	Quarterly	Citibank N.A.	03/17/21	(a)	03/17/26	KRW	2,918,600	(19,652)	—	(19,652)
3-Month KRW CDC, 0.81%	Quarterly	0.92%	Quarterly	Bank of America N.A.	03/17/21	(a)	03/17/26	KRW	2,691,160	(26,858)	—	(26,858)
3-Month KRW CDC, 0.81%	Quarterly	0.99%	Quarterly	Bank of America N.A.	03/17/21	(a)	03/17/26	KRW	5,208,960	(36,823)	—	(36,823)
3-Month KRW CDC, 0.81%	Quarterly	1.05%	Quarterly	Citibank N.A.	03/17/21	(a)	03/17/26	KRW	4,255,020	(17,217)	—	(17,217)
3-Month KRW CDC, 0.81%	Quarterly	1.06%	Quarterly	JPMorgan Chase Bank N.A.	03/17/21	(a)	03/17/26	KRW	4,255,020	(15,788)	—	(15,788)

										$(317,751)	$—	$(317,751)

(a)	Forward Swap.

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Barclays Bank PLC(b)	01/21/22	$(23,818,787)	$(1,368,663	)(c)	$(24,841,308)	5.8%
	Monthly	Barclays Bank PLC(d)	01/21/22	2,620,808	(550,449	)(e)	2,139,402	2.0
	Monthly	Merrill Lynch International(f)	02/15/23	7,720,250	7,741	(g)	7,662,432	2.2
	Monthly	Merrill Lynch International(h)	02/15/23	12,792,263	65,712	(i)	12,828,856	0.8
		Morgan Stanley & Co.
	Monthly	International PLC(j)	10/05/22	41,964,777	(5,976,954	)(k)	36,023,353	38.1
		Morgan Stanley & Co.
	Monthly	International PLC(l)	10/05/22	45,038,974	(7,533,561	)(m)	37,368,689	37.2

				$86,318,285	$(15,356,174)		$71,181,424

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(346,142) of net dividends and financing fees.
(e)	Amount includes $(69,043) of net dividends and financing fees.
(g)	Amount includes $65,559 of net dividends and financing fees.
(i)	Amount includes $29,119 of net dividends and financing fees.
(k)	Amount includes $(35,530) of net dividends and financing fees.
(m)	Amount includes $136,724 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

	(b)	(d)	(f)
Range:	20-38 basis points	20 basis points	20-100 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)
USD - 1M US Dollar LIBOR BBA
	(h)	(j)	(l)
Range:	20-177 basis points	0-20 basis points	15-109 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Fed Funds Effective Rate
	USD - 1M US Dollar LIBOR BBA	(FEDL01)	(FEDL01)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date January 21, 2022:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Lockheed Martin Corp.	4,837	$1,717,038	(6.9)%

Air Freight & Logistics
FedEx Corp.	2,229	578,693	(2.3)
United Parcel Service, Inc.	15,103	2,543,345	(10.3)

		3,122,038

Airlines
Delta Air Lines, Inc.	10,829	435,434	(1.7)

Automobiles
Ford Motor Co.	6,989	61,433	(0.2)
Harley-Davidson Inc.	2,740	100,558	(0.4)

		161,991

Biotechnology
Gilead Sciences, Inc.	2,990	174,197	(0.7)

Building Products
Fortune Brands Home & Security Inc.	1,386	118,808	(0.5)
Lennox International Inc.	342	93,698	(0.4)

		212,506

Capital Markets
S&P Global, Inc.	1,963	645,297	(2.6)

Chemicals
Eastman Chemical Co.	4,664	467,706	(1.9)
FMC Corp.	964	110,793	(0.4)

		578,499

Commercial Services & Supplies
Cintas Corp.	888	313,872	(1.3)

Containers & Packaging
Crown Holdings Inc.	651	65,230	(0.3)

Diversified Consumer Services
H&R Block, Inc.	21,205	336,311	(1.4)

Diversified Financial Services
Voya Financial, Inc.	3,368	198,072	(0.8)

Electric Utilities
Avangrid Inc.	2,911	132,305	(0.5)
Entergy Corp.	15,331	1,530,647	(6.2)
Evergy, Inc.	2,827	156,927	(0.6)
Southern Co.	8,119	498,750	(2.0)

		2,318,629

Security	Shares	Value	% of Basket Value

Electrical Equipment
Emerson Electric Co.	81,551	$6,554,254	(26.4)%

Electronic Equipment, Instruments & Components
Amphenol Corp.	453	59,239	(0.2)

Equity Real Estate Investment Trusts (REITs)
American Tower Corp.	614	137,818	(0.5)
Healthpeak Properties, Inc.	83,084	2,511,629	(10.1)
Mid-America Apartment Communities, Inc.	6,222	788,265	(3.2)

		3,437,712

Food & Staples Retailing
Rite Aid Corp.	11,831	187,285	(0.8)

Food Products
Bunge Ltd.	6,343	415,974	(1.7)

Health Care Equipment & Supplies
Danaher Corp.	17,326	3,848,798	(15.5)

Health Care Providers & Services
Cigna Corp.	5,712	1,189,124	(4.8)
McKesson Corp.	17,181	2,988,120	(12.0)
Quest Diagnostics, Inc.	54,595	6,506,086	(26.2)

		10,683,330

Household Durables
D.R. Horton, Inc.	96,561	6,654,984	(26.8)
Meritage Homes Corp.	12,273	1,016,450	(4.1)
Newell Brands, Inc.	26,856	570,153	(2.3)
Toll Brothers, Inc.	3,266	141,973	(0.5)

		8,383,560

Insurance
American International Group, Inc.	11,428	432,664	(1.8)
Brighthouse Financial, Inc.	2,244	81,244	(0.3)
Old Republic International Corp.	6,757	133,180	(0.5)

		647,088

Internet & Direct Marketing Retail
Amazon.com Inc.	848	2,761,877	(11.1)

IT Services
Broadridge Financial Solutions, Inc.	3,709	568,219	(2.3)
Dxc Technology Co.	3,064	78,898	(0.3)
Fidelity National Information Services Inc.	6,242	882,993	(3.6)

		1,530,110

Machinery
Cummins Inc.	3,754	852,533	(3.4)
Illinois Tool Works, Inc.	9,250	1,885,890	(7.6)

		2,738,423

Media
Nexstar Media Group Inc.	17,620	1,923,928	(7.8)

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Media (continued)
Sinclair Broadcast Group, Inc.	4,943	$157,435	(0.6)%
ViacomCBS, Inc.	60,738	2,263,098	(9.1)

		4,344,461

Metals & Mining
Reliance Steel & Aluminum Co.	12,323	1,475,679	(5.9)
Steel Dynamics, Inc.	6,550	241,499	(1.0)

		1,717,178

Multi-Utilities
Dominion Energy, Inc.	15,445	1,161,464	(4.7)
DTE Energy Co.	3,104	376,857	(1.5)

		1,538,321

Oil, Gas & Consumable Fuels
Antero Midstream Corp.	7,668	59,120	(0.2)
Antero Resources Corp.	233,624	1,273,251	(5.1)
Apache Corp.	44,213	627,382	(2.5)
Cenovus Energy, Inc.	352,314	2,127,977	(8.6)
Marathon Petroleum Corp.	100,922	4,174,134	(16.8)
Murphy Oil Corp.	324,900	3,931,290	(15.8)
Ovintiv Inc.	17,320	248,715	(1.0)
Sm Energy Co.	26,396	161,544	(0.7)

		12,603,413

Personal Products
Coty Inc.	12,636	88,705	(0.4)

Semiconductors & Semiconductor Equipment
Nxp Semiconductors Nv	42,261	6,719,922	(27.0)

Specialty Retail
Bed Bath & Beyond, Inc.	67,927	1,206,384	(4.9)
Best Buy Co., Inc.	38,331	3,825,050	(15.4)
L Brands, Inc.	4,861	180,781	(0.7)

		5,212,215

Total Reference Entity — Long		83,750,979

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co.,	(3,452)	(738,935)	3.0
Hexcel Corp,	(9,499)	(460,607)	1.8

		(1,199,542)

Airlines
Southwest Airlines Co.,	(19,793)	(922,552)	3.7
United Airlines Holdings, Inc.,	(16,576)	(716,912)	2.9

		(1,639,464)

Auto Components
Aptiv Plc,	(13,226)	(1,723,216)	6.9
Lear Corp.,	(14,147)	(2,249,797)	9.1

		(3,973,013)

Biotechnology
Emergent BioSolutions, Inc.,	(31,196)	(2,795,162)	11.3

Building Products
Builders FirstSource, Inc.,	(50,427)	(2,057,926)	8.3

Capital Markets
Brookfield Asset Management, Inc.,	(8,113)	(334,824)	1.4

Security	Shares	Value	% of Basket Value

Capital Markets (continued)
Cme Group Inc,	(16,223)	$(2,953,397)	11.9%
Intercontinental Exchange Inc,	(77,203)	(8,900,734)	35.8

		(12,188,955)

Chemicals
Cf Industries Holdings Inc,	(2,227)	(86,207)	0.4
Element Solutions Inc,	(18,617)	(330,079)	1.3
Scotts Miracle-Gro Co/The,	(778)	(154,931)	0.6

		(571,217)

Communications Equipment
Commscope Holding Co Inc,	(16,050)	(215,070)	0.9

Containers & Packaging
Sonoco Products Co.,	(12,301)	(728,834)	2.9

Energy Equipment & Services
Baker Hughes Co.,	(17,844)	(372,047)	1.5

Entertainment
Activision Blizzard Inc,	(27,597)	(2,562,381)	10.3
Live Nation Entertainment, Inc.,	(3,689)	(271,068)	1.1
Netflix Inc,	(3,734)	(2,019,086)	8.1
Walt Disney Co.,	(2,452)	(444,253)	1.8

		(5,296,788)

Equity Real Estate Investment Trusts (REITs)
Alexandria Real Estate Equities Inc,	(10,915)	(1,945,271)	7.8
Cyrusone Inc,	(8,081)	(591,125)	2.4
Equity Residential,	(1,089)	(64,556)	0.3
Federal Realty Investment Trust,	(4,057)	(345,332)	1.4
Medical Properties Trust, Inc.,	(15,691)	(341,907)	1.4
Simon Property Group, Inc.,	(700)	(59,696)	0.2
Spirit Realty Capital Inc,	(7,541)	(302,922)	1.2
Vornado Realty Trust,	(1,900)	(70,946)	0.3
Weyerhaeuser Co.,	(13,914)	(466,536)	1.9

		(4,188,291)

Food Products
Lamb Weston Holdings, Inc.,	(28,407)	(2,236,767)	9.0

Health Care Equipment & Supplies
Baxter International, Inc.,	(935)	(75,024)	0.3
Becton Dickinson And Co,	(21,623)	(5,410,507)	21.8

		(5,485,531)

Health Care Providers & Services
Encompass Health Corp.,	(3,813)	(315,297)	1.3
Tenet Healthcare Corp,	(24,706)	(986,511)	4.0
UnitedHealth Group, Inc.,	(2,155)	(755,715)	3.0

		(2,057,523)

Hotels, Restaurants & Leisure
Carnival Corp.,	(11,861)	(256,909)	1.0
Darden Restaurants, Inc.,	(1,385)	(164,981)	0.7

		(421,890)

Household Durables
Mohawk Industries Inc,	(3,412)	(480,921)	1.9

Independent Power and Renewable Electricity Producers
AES Corp.,	(103,550)	(2,433,425)	9.8

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Industrial Conglomerates
Carlisle Cos., Inc.,	(19,369)	$(3,025,050)	12.2%
Roper Technologies Inc,	(5,722)	(2,466,697)	9.9

		(5,491,747)

Insurance
Loews Corp.,	(9,408)	(423,548)	1.7
Progressive Corp.,	(72,388)	(7,157,725)	28.8

		(7,581,273)

IT Services
Global Payments, Inc.,	(1,832)	(394,649)	1.6
International Business Machines Corp.,	(1,600)	(201,408)	0.8
Visa, Inc.,	(1,589)	(347,562)	1.4

		(943,619)

Leisure Products
Hasbro, Inc.,	(17,343)	(1,622,264)	6.5

Machinery
Allison Transmission Holdings Inc,	(2,212)	(95,404)	0.4
Flowserve Corp,	(2,880)	(106,128)	0.4
Xylem Inc,	(3,760)	(382,730)	1.5

		(584,262)

Media
Altice USA, Inc.,	(120,236)	(4,553,337)	18.3
Discovery Inc,	(34,823)	(1,047,824)	4.2
DISH Network Corp.,	(24,851)	(803,681)	3.3
Sirius Xm Holdings Inc,	(12,361)	(78,740)	0.3

		(6,483,582)

Metals & Mining
Southern Copper Corp.,	(9,846)	(641,172)	2.6
United States Steel Corp.,	(18,802)	(315,310)	1.2

		(956,482)

Multi-Utilities
Cms Energy Corp,	(3,509)	(214,084)	0.9

Oil, Gas & Consumable Fuels
Cnx Resources Corp,	(75,459)	(814,957)	3.3
Conocophillips,	(13,277)	(530,947)	2.1
Diamondback Energy Inc,	(2,698)	(130,583)	0.5
Eog Resources Inc,	(70,265)	(3,504,116)	14.1
Hess Corp.,	(5,047)	(266,431)	1.1
Phillips 66,	(29,173)	(2,040,360)	8.2
Pioneer Natural Resources Co.,	(28,805)	(3,280,601)	13.2
Range Resources Corp.,	(38,135)	(255,505)	1.0
Suncor Energy, Inc.,	(33,475)	(561,711)	2.3

		(11,385,211)

Pharmaceuticals
Eli Lilly and Co,	(52,794)	(8,913,739)	35.9

Professional Services
Nielsen Holdings Plc,	(28,368)	(592,040)	2.4

Semiconductors & Semiconductor Equipment
Broadcom Inc,	(11,677)	(5,112,774)	20.6

Software
Citrix Systems Inc,	(447)	(58,155)	0.2

Security	Shares	Value	% of Basket Value

Specialty Retail
Carvana Co,	(2,777)	$(665,203)	2.7%
Ross Stores Inc,	(605)	(74,300)	0.3

		(739,503)

Technology Hardware, Storage & Peripherals
NCR Corp.,	(191,148)	(7,181,430)	28.9
Western Digital Corp.,	(1,916)	(106,127)	0.4

		(7,287,557)

Textiles, Apparel & Luxury Goods
Ralph Lauren Corp,	(22,013)	(2,283,629)	9.2

Total Reference Entity — Short		(108,592,287)

Net Value of Reference Entity — Barclays Bank PLC		$(24,841,308)

The following table represents the individual long positions and related values of theequity securities underlying the total return swap with Barclays Bank PLC as ofperiod end, termination date January 21, 2022:

Security	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Airlines
Delta Air Lines, Inc.	12,964	$521,282	24.4%

Automobiles
Ford Motor Co.	10,524	92,506	4.3

Chemicals
Dow, Inc.	6,545	363,248	17.0

Containers & Packaging
International Paper Co.	21,693	1,078,576	50.4

Diversified Financial Services
Berkshire Hathaway Inc.	7,576	1,756,647	82.1

Electric Utilities
American Electric Power Co Inc.	20,853	1,736,429	81.2

Equity Real Estate Investment Trusts (REITs)
Weyerhaeuser Co.	11,886	398,538	18.6

Food & Staples Retailing
Walmart, Inc.	7,731	1,114,424	52.1

Food Products
Tyson Foods, Inc.	49,869	3,213,558	150.2

Health Care Providers & Services
HCA Healthcare, Inc.	15,141	2,490,089	116.4
McKesson Corp.	21,830	3,796,674	177.5
Quest Diagnostics, Inc.	1,483	176,729	8.2

		6,463,492

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	14,017	601,610	28.1

Household Durables
Lennar Corp.	23,760	1,811,225	84.7

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Independent Power and Renewable Electricity Producers
Vistra Corp.	6,191	$121,715	5.7%

Insurance
American International Group Inc.	14,223	538,483	25.2
MetLife, Inc.	2,780	130,521	6.1

		669,004

Media
Omnicom Group, Inc.	2,389	149,002	7.0
ViacomCBS, Inc.	136,910	5,101,267	238.4

		5,250,269

Oil, Gas & Consumable Fuels
Murphy Oil Corp.	41,017	496,306	23.2
Occidental Petroleum Corp.	24,637	426,466	19.9
Ovintiv Inc.	18,115	260,131	12.1
Williams Cos., Inc.	5,401	108,290	5.1

		1,291,193

Pharmaceuticals
Pfizer, Inc.	74,777	2,752,541	128.7

Road & Rail
CSX Corp.	6,206	563,195	26.3
Norfolk Southern Corp.	1,842	437,678	20.4
Ryder System, Inc.	18,940	1,169,734	54.7

		2,170,607

Specialty Retail
Best Buy Co Inc.	1,662	165,851	7.8
Gap, Inc.	23,760	479,714	22.4
L Brands, Inc.	9,195	341,962	16.0

		987,527

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc.	30,951	2,268,399	106.0

Total Reference Entity — Long		34,662,790

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co/the	(7,047)	(1,508,481)	(70.5)

Airlines
American Airlines Group, Inc.	(20,265)	(319,579)	(15.0)
Southwest Airlines Co.	(76,567)	(3,568,788)	(166.8)

		(3,888,367)

Automobiles
Tesla, Inc.	(2,662)	(1,878,494)	(87.8)

Chemicals
Ashland Global Holdings Inc.	(22,733)	(1,800,454)	(84.1)
Olin Corp.	(11,818)	(290,250)	(13.6)
Sherwin-Williams Co.	(108)	(79,370)	(3.7)

		(2,170,074)

Communications Equipment
Motorola Solutions, Inc.	(3,470)	(590,108)	(27.6)

Consumer Finance
American Express Co.	(19,512)	(2,359,196)	(110.3)

Containers & Packaging
Ball Corp.	(897)	(83,582)	(3.9)

Security	Shares	Value	% of Basket Value

Equity Real Estate Investment Trusts (REITs)
Host Hotels & Resorts, Inc.	(9,214)	$(134,801)	(6.3)%
Simon Property Group, Inc.	(1,608)	(137,130)	(6.4)

		(271,931)

Food Products
Kraft Heinz Co.	(15,379)	(533,036)	(24.9)

Health Care Equipment & Supplies
Baxter International Inc.	(12,213)	(979,971)	(45.8)
Boston Scientific Corp.	(100,715)	(3,620,704)	(169.3)

		(4,600,675)

Health Care Providers & Services
UnitedHealth Group, Inc.	(1,414)	(495,862)	(23.2)

Hotels, Restaurants & Leisure
Darden Restaurants, Inc.	(5,204)	(619,900)	(29.0)
Marriott International, Inc.	(6,746)	(889,932)	(41.6)
Royal Caribbean Cruises Ltd.	(5,967)	(445,675)	(20.8)

		(1,955,507)

Independent Power and Renewable Electricity Producers
AES Corp.	(122,728)	(2,884,108)	(134.8)

Industrial Conglomerates
Honeywell International, Inc.	(834)	(177,392)	(8.3)

IT Services
Dxc Technology Co.	(33,239)	(855,904)	(40.0)

Machinery
Caterpillar, Inc.	(2,823)	(513,842)	(24.0)

Media
Comcast Corp.	(20,317)	(1,064,611)	(49.8)
DISH Network Corp.	(45,525)	(1,472,279)	(68.8)
TEGNA, Inc.	(43,593)	(608,122)	(28.4)

		(3,145,012)

Metals & Mining
Teck Resources Ltd.	(11,821)	(214,551)	(10.0)

Multi-Utilities
Dominion Energy, Inc.	(20,248)	(1,522,650)	(71.2)
Sempra Energy	(778)	(99,125)	(4.6)

		(1,621,775)

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	(11,020)	(265,031)	(12.4)
Hess Corp.	(6,692)	(353,271)	(16.5)

		(618,302)

Pharmaceuticals
Bausch Health Cos Inc.	(103,711)	(2,157,189)	(100.8)
Total Reference Entity — Short		(32,523,388)

Net Value of Reference Entity — Barclays Bank PLC		$2,139,402

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Merrill Lynch International as of period end, termination date February 15, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Lockheed Martin Corp.,	2,794	$991,814	12.9%
Northrop Grumman Corp.,	7,209	2,196,726	28.7

		3,188,540

Air Freight & Logistics
United Parcel Service, Inc., Class B,	38,441	6,473,464	84.5

Airlines
Delta Air Lines, Inc.,	4,974	200,005	2.6

Building Products
Johnson Controls International PLC,	32,582	1,517,995	19.8

Chemicals
DuPont de Nemours, Inc.,	13,285	944,696	12.3
Eastman Chemical Co.,	6,051	606,794	7.9

		1,551,490

Communications Equipment
Cisco Systems, Inc.,	26,202	1,172,540	15.3

Consumer Finance
OneMain Holdings, Inc.,	21,274	1,024,556	13.4

Containers & Packaging
Sealed Air Corp.,	41,731	1,910,862	24.9

Electric Utilities
Exelon Corp.,	27,571	1,164,048	15.2
NRG Energy, Inc.,	51,020	1,915,801	25.0

		3,079,849

Health Care Providers & Services
Quest Diagnostics, Inc.,	19,902	2,371,721	31.0

Hotels, Restaurants & Leisure
Boyd Gaming Corp.,	6,556	281,384	3.7
McDonald’s Corp.,	1,459	313,072	4.1
Yum! Brands, Inc.,	9,453	1,026,218	13.4

		1,620,674

Household Durables
PulteGroup, Inc.,	15,471	667,110	8.7
Toll Brothers, Inc.,	30,765	1,337,355	17.5

		2,004,465

Household Products
Procter & Gamble Co.,	4,982	693,195	9.0

Independent Power and Renewable Electricity Producers
Vistra Corp.,	5,265	103,510	1.4

Insurance
Hartford Financial Services Group, Inc.,	16,952	830,309	10.8
Marsh & McLennan Cos., Inc.,	4,467	522,639	6.8
Prudential Financial, Inc.,	1,736	135,530	1.8

		1,488,478

Security	Shares	Value	% of Basket Value

Machinery
Deere & Co.,	8,351	$2,246,837	29.3%

Metals & Mining
Barrick Gold Corp.,	113,052	2,575,325	33.6
Newmont Corp.,	6,285	376,409	4.9

		2,951,734

Multi-line Retail
Target Corp.,	6,665	1,176,572	15.4

Oil, Gas & Consumable Fuels
Williams Cos., Inc.,	22,327	447,656	5.8

Road & Rail
Norfolk Southern Corp.,	713	169,416	2.2
Ryder System, Inc.,	23,079	1,425,359	18.6

		1,594,775

Specialty Retail
AutoZone, Inc.,	2,392	2,835,572	37.0
Lowe’s Cos., Inc.,	2,181	350,072	4.6

		3,185,644

Total Reference Entity — Long		40,004,562

Reference Entity — Short

Common Stocks

Airlines
American Airlines Group, Inc.,	(20,645)	(325,572)	(4.2)
Southwest Airlines Co.,	(75,125)	(3,501,576)	(45.7)

		(3,827,148)

Biotechnology
Amgen, Inc.,	(9,690)	(2,227,925)	(29.1)

Chemicals
Ashland Global Holdings, Inc.,	(14,318)	(1,133,986)	(14.8)

Communications Equipment
Motorola Solutions, Inc.,	(2,749)	(467,495)	(6.1)

Consumer Finance
American Express Co.,	(18,074)	(2,185,327)	(28.5)

Equity Real Estate Investment Trusts (REITs)
Host Hotels & Resorts, Inc.,	(15,454)	(226,092)	(3.0)

Food Products
Kraft Heinz Co.,	(5,237)	(181,514)	(2.4)

Health Care Equipment & Supplies
Baxter International, Inc.,	(8,652)	(694,236)	(9.1)
Boston Scientific Corp.,	(46,556)	(1,673,688)	(21.8)

		(2,367,924)

Hotels, Restaurants & Leisure
Darden Restaurants, Inc.,	(8,344)	(993,937)	(13.0)
Marriott International, Inc., Class A,	(2,211)	(291,675)	(3.8)
Royal Caribbean Cruises Ltd.,	(3,813)	(284,793)	(3.7)

		(1,570,405)

Independent Power and Renewable Electricity Producers
AES Corp.,	(70,009)	(1,645,212)	(21.5)

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Media
DISH Network Corp., Class A,	(21,532)	$(696,345)	(9.1)%
TEGNA, Inc.,	(28,262)	(394,255)	(5.1)

		(1,090,600)

Multi-line Retail
Nordstrom, Inc.,	(368,063)	(11,487,246)	(149.9)

Multi-Utilities
Dominion Energy, Inc.,	(2,750)	(206,800)	(2.7)

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.,	(8,248)	(198,364)	(2.6)
Enbridge, Inc.,	(13,328)	(426,363)	(5.6)
Valero Energy Corp.,	(8,867)	(501,606)	(6.5)

		(1,126,333)

Pharmaceuticals
Bausch Health Cos., Inc.,	(118,142)	(2,457,354)	(32.1)

Trading Companies & Distributors
United Rentals, Inc.,	(607)	(140,769)	(1.8)

Total Reference Entity — Short		(32,342,130)

Net Value of Reference Entity — Merrill Lynch International		$7,662,432

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Merrill Lynch International as of period end, termination date February 15, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Biotechnology
Biogen, Inc.,	9,231	$2,260,303	17.6%
Gilead Sciences, Inc.,	10,101	588,484	4.6

		2,848,787

Building Products
Masco Corp.,	4,251	233,507	1.8

Chemicals
DuPont de Nemours, Inc.,	6,703	476,650	3.7
FMC Corp.,	588	67,579	0.6
Olin Corp.,	1,169	28,711	0.2
Sherwin-Williams Co.,	649	476,957	3.7

		1,049,897

Containers & Packaging
International Paper Co.,	2,096	104,213	0.8

Electric Utilities
Avangrid, Inc.,	6,319	287,199	2.2
Eversource Energy,	322	27,856	0.2

		315,055

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.,	5,353	520,847	4.1

Security	Shares	Value	% of Basket Value

Equity Real Estate Investment Trusts (REITs)
Healthpeak Properties, Inc.,	1,993	$60,248	0.5%
Mid-America Apartment Communities, Inc.,	3,159	400,214	3.1

		460,462

Food Products
Kellogg Co.,	1,913	119,046	0.9

Health Care Providers & Services
Laboratory Corp. of America Holdings,	4,687	954,039	7.4
Quest Diagnostics, Inc.,	1,789	213,195	1.7

		1,167,234

Hotels, Restaurants & Leisure
Scientific Games Corp.,	33,729	1,399,416	10.9

Household Durables
D.R. Horton, Inc.,	824	56,790	0.5
Meritage Homes Corp.,	6,231	516,051	4.0
Newell Brands, Inc.,	67,265	1,428,036	11.1
Toll Brothers, Inc.,	1,619	70,378	0.6
TRI Pointe Group, Inc.,	2,547	43,936	0.3

		2,115,191

Household Products
Clorox Co.,	3,478	702,278	5.5
Procter & Gamble Co.,	1,329	184,917	1.4

		887,195

Insurance
Old Republic International Corp,	29,009	571,767	4.5

IT Services
Western Union Co.,	53,755	1,179,385	9.2

Media
Nexstar Media Group Inc, Class A,	1,043	113,885	0.9
Sinclair Broadcast Group, Inc., Class A,	99,862	3,180,605	24.8

		3,294,490

Metals & Mining
Reliance Steel & Aluminum Co.,	5,869	702,813	5.5

Multi-Utilities
DTE Energy Co,	4,459	541,367	4.2

Oil, Gas & Consumable Fuels
Cenovus Energy, Inc.,	58,242	351,782	2.8
Marathon Oil Corp.,	109,658	731,419	5.7
Marathon Petroleum Corp.,	2,288	94,632	0.7

		1,177,833

Personal Products
Coty Inc, Class A,	9,178	64,430	0.5

Specialty Retail
Bed Bath & Beyond, Inc.,	10,717	190,334	1.5

Total Reference Entity — Long		18,943,269

Reference Entity — Short

Common Stocks

Capital Markets
Brookfield Asset Management, Inc., Class A,	(1)	(41)	(0.0)

Commercial Services & Supplies
Waste Connections, Inc.,	(6,524)	(669,167)	(5.2)

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Media
Discovery Inc, Class A,	(180,561)	$(5,433,080)	(42.4)%

Metals & Mining
United States Steel Corp.,	(723)	(12,125)	(0.1)

Total Reference Entity — Short		(6,114,413)

Net Value of Reference Entity — Merrill Lynch International		$12,828,856

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date October 5, 2022:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	328,557	$9,377,017	26.0%
Lockheed Martin Corp.	19,525	6,930,985	19.3
Northrop Grumman Corp.	16,812	5,122,953	14.2
Spirit AeroSystems Holdings, Inc., Class A	242,251	9,469,592	26.3

		30,900,547

Air Freight & Logistics
FedEx Corp.	31,372	8,144,799	22.6
United Parcel Service, Inc., Class B	19,999	3,367,832	9.4

		11,512,631

Airlines
Delta Air Lines, Inc.	37,853	1,522,069	4.2

Auto Components
Magna International Inc.	60,950	4,315,260	12.0

Automobiles
Ford Motor Co.	100,357	882,138	2.4

Biotechnology
Amgen, Inc.	39,629	9,111,500	25.3
Biogen, Inc.	24,732	6,055,878	16.8
Gilead Sciences, Inc.	140,156	8,165,489	22.7

		23,332,867

Building Products
Carrier Global Corp.	113,058	4,264,548	11.8
Fortune Brands Home & Security Inc.	47,193	4,045,384	11.2
Lennox International Inc.	31,997	8,766,218	24.3
Masco Corp.	160,280	8,804,180	24.5

		25,880,330

Capital Markets
Nasdaq, Inc.	38,512	5,112,083	14.2
S&P Global, Inc.	11,059	3,635,425	10.1

		8,747,508

Chemicals
Chemours Co/the	38,683	958,952	2.7
Dow, Inc.	8,184	454,212	1.2
DuPont de Nemours, Inc.	123,927	8,812,449	24.5

Security	Shares	Value	% of Basket Value

Chemicals (continued)
Eastman Chemical Co.	60,668	$6,083,787	16.9%
FMC Corp.	76,000	8,734,680	24.2
Olin Corp.	13,264	325,764	0.9
Sherwin-Williams Co.	11,955	8,785,849	24.4

		34,155,693

Communications Equipment
Cisco Systems, Inc.	205,058	9,176,346	25.5

Consumer Finance
Ally Financial, Inc.	267,174	9,527,425	26.4
Synchrony Financial	9,969	346,024	1.0

		9,873,449

Containers & Packaging
International Paper Co.	59,463	2,956,500	8.2

Diversified Consumer Services
H&R Block, Inc.	35,903	569,422	1.6

Diversified Financial Services
Equitable Holdings Inc.	297,414	7,610,824	21.1
Voya Financial, Inc.	154,162	9,066,267	25.2

		16,677,091

Diversified Telecommunication Services
CenturyLink, Inc.	520,552	5,075,382	14.1

Electric Utilities
Avangrid, Inc.	161,314	7,331,721	20.3
Entergy Corp.	10,183	1,016,671	2.8
Evergy, Inc.	162,701	9,031,533	25.1
Eversource Energy	56	4,845	0.0
NRG Energy, Inc.	201,165	7,553,746	21.0
Pinnacle West Capital Corp.	12,541	1,002,653	2.8
Southern Co.	8,539	524,551	1.5

		26,465,720

Electrical Equipment
Emerson Electric Co.	27,889	2,241,439	6.2

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc	31,713	3,085,675	8.5
Jabil, Inc	37,870	1,610,611	4.5
		4,696,286

Equity Real Estate Investment Trusts (REITs)
American Tower Corp.	32,119	7,209,431	20.0
Brixmor Property Group, Inc.	544,356	9,009,092	25.0
Healthpeak Properties, Inc.	80,175	2,423,690	6.7
Hudson Pacific Properties, Inc.	177,066	4,253,125	11.8
Iron Mountain, Inc.	1,286	37,911	0.1
Kimco Realty Corp.	597,013	8,961,165	24.9
Life Storage, Inc.	338	40,354	0.1
Mid-America Apartment Communities, Inc.	49,865	6,317,397	17.5
National Retail Properties Inc.	15,337	627,590	1.8
Regency Centers Corp.	54,210	2,471,434	6.9
Ventas, Inc.	49,252	2,415,318	6.7

		43,766,507

Food Products
Conagra Brands, Inc.	210,458	7,631,207	21.2

50	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Food Products (continued)
General Mills, Inc.	61,143	$3,595,208	10.0%
McCormick & Co Inc/MD	21,333	2,039,435	5.6
Tyson Foods, Inc., Class A	102,336	6,594,532	18.3

		19,860,382

Health Care Equipment & Supplies
Hologic Inc.	105,932	7,715,028	21.4

Health Care Providers & Services
Cardinal Health, Inc.	163,538	8,759,095	24.3
HCA Healthcare, Inc.	11,813	1,942,766	5.4
Laboratory Corp. of America Holdings	39,781	8,097,423	22.5
McKesson Corp.	34,190	5,946,325	16.5
Quest Diagnostics, Inc.	17,339	2,066,289	5.7

		26,811,898

Hotels, Restaurants & Leisure
Red Rock Resorts, Inc., Class A	362,608	9,079,704	25.2
Royal Caribbean Cruises Ltd.	57,129	4,266,965	11.9
Scientific Games Corp., Class A	67,148	2,785,971	7.7
Wyndham Destinations, Inc.	207,496	9,308,271	25.8
Wyndham Hotels & Resorts, Inc.	157,977	9,390,153	26.1
Wynn Resorts Ltd.	3,333	376,062	1.0

		35,207,126

Household Durables
D.R. Horton, Inc.	27,418	1,889,649	5.3
Meritage Homes Corp.	69,734	5,775,370	16.0
Newell Brands, Inc.	127,310	2,702,791	7.5
PulteGroup, Inc.	128,819	5,554,675	15.4
Toll Brothers, Inc.	84,045	3,653,436	10.2
TRI Pointe Group, Inc.	466,358	8,044,676	22.3
Whirlpool Corp.	47,898	8,645,110	24.0

		36,265,707

Household Products
Clorox Co.	41,344	8,348,180	23.2
Procter & Gamble Co.	62,720	8,726,861	24.2
Spectrum Brands Holdings, Inc.	59,153	4,671,904	13.0

		21,746,945

Insurance
American International Group, Inc.	27,962	1,058,641	2.9
Brighthouse Financial, Inc.	71,076	2,573,307	7.2
Lincoln National Corp.	61,665	3,102,366	8.6
Old Republic International Corp.	316,660	6,241,369	17.3
Prudential Financial, Inc.	22,387	1,747,753	4.9

		14,723,436

Internet & Direct Marketing Retail
Amazon.com Inc.	981	3,195,048	8.9
eBay, Inc.	173,669	8,726,867	24.2

		11,921,915

IT Services
Broadridge Financial Solutions, Inc.	37,060	5,677,592	15.8
Western Union Co.	350,091	7,680,997	21.3

		13,358,589

Machinery
Cummins Inc.	2,610	592,731	1.7
Deere & Co.	7,250	1,950,613	5.4

Security	Shares	Value	% of Basket Value

Machinery (continued)
Fortive Corp.	127,975	$9,063,190	25.2%
Illinois Tool Works, Inc.	6,441	1,313,191	3.6
Otis Worldwide Corp.	67,861	4,584,011	12.7

		17,503,736

Media
Nexstar Media Group Inc, Class A	53,959	5,891,783	16.3
Sinclair Broadcast Group, Inc., Class A	185,125	5,896,231	16.4
ViacomCBS, Inc., Class B	21,510	801,463	2.2

		12,589,477

Metals & Mining
Kinross Gold Corp.	125,080	918,087	2.6
Newmont Corp.	151,213	9,056,147	25.1
Reliance Steel & Aluminum Co.	55,587	6,656,543	18.5
Steel Dynamics, Inc.	235,296	8,675,364	24.1

		25,306,141

Mortgage Real Estate Investment Trusts (REITs)
Starwood Property Trust, Inc.	265,380	5,121,834	14.2

Multi-line Retail
Target Corp.	52,486	9,265,354	25.7

Multi-Utilities
Dominion Energy, Inc.	9,756	733,651	2.1
DTE Energy Co.	66,263	8,044,991	22.3
Public Service Enterprise Group Inc.	45,317	2,641,981	7.3

		11,420,623

Oil, Gas & Consumable Fuels
Antero Midstream Corp.	1,105,586	8,524,068	23.7
Antero Resources Corp.	504,406	2,749,013	7.6
Apache Corp.	570,580	8,096,530	22.5
Cenovus Energy, Inc.	268,487	1,621,661	4.5
Devon Energy Corp.	1,705	26,956	0.1
Eqt Corp.	120,202	1,527,767	4.2
Marathon Oil Corp	1,133,639	7,561,372	21.0
Marathon Petroleum Corp.	26,186	1,083,053	3.0
Murphy Oil Corp.	296,439	3,586,912	9.9
Ovintiv Inc.	614,739	8,827,652	24.5
Targa Resources Corp.	174,368	4,599,828	12.8
Williams Cos., Inc.	23,481	470,794	1.3

		48,675,606

Personal Products
Coty Inc, Class A	1,030,626	7,234,995	20.1

Pharmaceuticals
Bristol-Myers Squibb Co.	4,360	270,451	0.8

Professional Services
Equifax, Inc.	48,137	9,282,739	25.8

Real Estate Management & Development
CBRE Group, Inc., Class A	35,165	2,205,549	6.1

Road & Rail
Avis Budget Group Inc.	811	30,250	0.1

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Road & Rail (continued)
JB Hunt Transport Services, Inc.	66,745	$9,120,704	25.3%
Ryder System, Inc.	145,883	9,009,734	25.0

		18,160,688

Semiconductors & Semiconductor Equipment
Nxp Semiconductors Nv	3,213	510,899	1.4

Specialty Retail
AutoZone, Inc.	675	800,172	2.2
Bed Bath & Beyond, Inc.	78,275	1,390,164	3.9
Best Buy Co., Inc.	10,330	1,030,831	2.9
L Brands, Inc.	227,514	8,461,246	23.5
Lowe’s Cos., Inc.	57,055	9,157,898	25.4

		20,840,311

Technology Hardware, Storage & Peripherals
Apple, Inc.	68,173	9,045,875	25.1
Dell Technologies, Inc., Class C	1,715	125,692	0.3
NetApp, Inc.	77,079	5,105,713	14.2

		14,277,280

Trading Companies & Distributors
W.W. Grainger, Inc.	986	402,623	1.1

Total Reference Entity — Long		653,426,517

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co.	(36,941)	(7,907,590)	(21.9)
Hexcel Corp.	(175,097)	(8,490,454)	(23.6)
Raytheon Technologies Corp.	(125,324)	(8,961,919)	(24.9)

		(25,359,963)

Airlines
United Airlines Holdings, Inc.	(186,707)	(8,075,078)	(22.4)

Auto Components
Aptiv Plc	(11,362)	(1,480,355)	(4.1)
Lear Corp.	(465)	(73,949)	(0.2)

		(1,554,304)

Beverages
Molson Coors Beverage Co, Class B	(17,266)	(780,251)	(2.2)

Biotechnology
AbbVie, Inc.	(10,520)	(1,127,218)	(3.1)
Emergent BioSolutions, Inc.	(31,834)	(2,852,326)	(7.9)

		(3,979,544)

Building Products
Builders FirstSource, Inc.	(164,073)	(6,695,819)	(18.6)

Capital Markets
Brookfield Asset Management, Inc., Class A	(207,319)	(8,556,055)	(23.8)
MSCI, Inc.	(15,840)	(7,073,035)	(19.6)

		(15,629,090)

Chemicals
Ecolab, Inc.	(41,454)	(8,968,987)	(24.9)

Commercial Services & Supplies
Waste Connections, Inc.	(1,800)	(184,626)	(0.5)

Security	Shares	Value	% of Basket Value

Communications Equipment
Motorola Solutions, Inc.	(572)	$(97,274)	(0.3)%

Construction & Engineering
Aecom	(124,557)	(6,200,447)	(17.2)

Construction Materials
Martin Marietta Materials, Inc.	(28,459)	(8,081,502)	(22.4)

Containers & Packaging
Avery Dennison Corp.	(13,283)	(2,060,326)	(5.7)
Ball Corp.	(21,252)	(1,980,261)	(5.5)
Sonoco Products Co.	(7,894)	(467,720)	(1.3)

		(4,508,307)

Diversified Financial Services
Berkshire Hathaway, Inc., Class B	(12,595)	(2,920,403)	(8.1)

Electric Utilities
Edison International	(142,993)	(8,982,820)	(24.9)
FirstEnergy Corp.	(296,778)	(9,084,375)	(25.2)
PG&E Corp.	(736,543)	(9,177,326)	(25.5)

		(27,244,521)

Electrical Equipment
Eaton Corp Plc	(51,735)	(6,215,443)	(17.3)

Electronic Equipment, Instruments & Components
Keysight Technologies In	(71,454)	(9,438,359)	(26.2)
Trimble, Inc.	(65,976)	(4,405,218)	(12.2)

		(13,843,577)

Energy Equipment & Services
Baker Hughes Co.	(403,118)	(8,405,010)	(23.3)
National Oilwell Varco, Inc.	(30,301)	(416,033)	(1.2)

		(8,821,043)

Entertainment
Live Nation Entertainment, Inc.	(65,804)	(4,835,278)	(13.4)
Walt Disney Co.	(48,732)	(8,829,264)	(24.5)

		(13,664,542)

Equity Real Estate Investment Trusts (REITs)
American Campus Communities, Inc.	(214,852)	(9,189,220)	(25.5)
Avalonbay Communities Inc.	(20,229)	(3,245,338)	(9.0)
Boston Properties, Inc.	(26,417)	(2,497,199)	(6.9)
Camden Property Trust	(26,036)	(2,601,517)	(7.2)
Digital Realty Trust, Inc.	(16,969)	(2,367,345)	(6.6)
Epr Properties	(175,606)	(5,707,195)	(15.8)
Equity Residential	(87,402)	(5,181,191)	(14.4)
Federal Realty Investment Trust	(48,783)	(4,152,409)	(11.5)
Host Hotels & Resorts, Inc.	(540,275)	(7,904,223)	(21.9)
Medical Properties Trust, Inc.	(401,329)	(8,744,959)	(24.3)
Ryman Hospitality Properties, Inc.	(95,713)	(6,485,513)	(18.0)
Simon Property Group, Inc.	(707)	(60,293)	(0.2)
VICI Properties, Inc.	(345,434)	(8,808,567)	(24.5)
Vornado Realty Trust	(119,310)	(4,455,035)	(12.4)

		(71,400,004)

Food & Staples Retailing
Walgreens Boots Alliance, Inc.	(116,393)	(4,641,753)	(12.9)

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Food Products
Lamb Weston Holdings, Inc.	(44,332)	$(3,490,702)	(9.7)%
Post Holdings, Inc.	(93,199)	(9,414,031)	(26.1)

		(12,904,733)

Gas Utilities
National Fuel Gas Co.	(171,760)	(7,064,489)	(19.6)
UGI Corp.	(245,052)	(8,567,018)	(23.8)

		(15,631,507)

Health Care Equipment & Supplies
Baxter International, Inc.	(110,113)	(8,835,467)	(24.6)
Becton Dickinson And Co.	(14,146)	(3,539,612)	(9.8)
DENTSPLY SIRONA, Inc.	(151,481)	(7,931,545)	(22.0)

		(20,306,624)

Health Care Providers & Services
Encompass Health Corp.	(12,460)	(1,030,317)	(2.9)
Tenet Healthcare Corp.	(44,697)	(1,784,751)	(4.9)
UnitedHealth Group, Inc.	(95)	(33,315)	(0.1)

		(2,848,383)

Hotels, Restaurants & Leisure
Carnival Corp.	(417,371)	(9,040,256)	(25.1)
Choice Hotels International Inc.	(24,404)	(2,604,639)	(7.2)
Darden Restaurants, Inc.	(8,336)	(992,984)	(2.8)
Hyatt Hotels Corp, Class A	(76,914)	(5,710,865)	(15.9)
Las Vegas Sands Corp.	(770)	(45,892)	(0.1)
Marriott International, Inc., Class A	(52,901)	(6,978,700)	(19.4)
Mgm Resorts International	(14,076)	(443,535)	(1.2)
Six Flags Entertainment Corp.	(45,837)	(1,563,042)	(4.3)

		(27,379,913)

Household Durables
Mohawk Industries Inc.	(21,080)	(2,971,226)	(8.3)
NVR, Inc.	(163)	(665,017)	(1.8)

		(3,636,243)

Independent Power and Renewable Electricity Producers
AES Corp.	(86,877)	(2,041,610)	(5.7)

Industrial Conglomerates
Carlisle Cos., Inc.	(17,933)	(2,800,776)	(7.8)
General Electric Co	(74,194)	(801,295)	(2.2)
Roper Technologies Inc.	(3,367)	(1,451,480)	(4.0)

		(5,053,551)

Insurance
Assurant, Inc.	(66,098)	(9,003,870)	(25.0)
Loews Corp.	(67,200)	(3,025,344)	(8.4)
Progressive Corp.	(796)	(78,708)	(0.2)

		(12,107,922)

Interactive Media & Services
Match Group, Inc.	(60,542)	(9,153,345)	(25.4)
Twitter, Inc.	(166,777)	(9,030,975)	(25.1)

		(18,184,320)

Internet & Direct Marketing Retail
Expedia Group, Inc.	(71,435)	(9,457,994)	(26.3)

IT Services
Global Payments, Inc.	(42,322)	(9,117,005)	(25.3)

Security	Shares	Value	% of Basket Value

IT Services (continued)
International Business Machines Corp.	(1,341)	$(168,805)	(0.4)%
MasterCard, Inc., Class A	(88)	(31,411)	(0.1)
Visa, Inc., Class A	(10,333)	(2,260,137)	(6.3)

		(11,577,358)

Leisure Products
Hasbro, Inc.	(69,826)	(6,531,524)	(18.1)

Life Sciences Tools & Services
Avantor, Inc.	(103,931)	(2,925,658)	(8.1)

Machinery
Flowserve Corp.	(237,822)	(8,763,741)	(24.3)
Westinghouse Air Brake Technologies Corp.	(49,859)	(3,649,679)	(10.2)

		(12,413,420)

Media
Altice USA, Inc., Class A	(41,469)	(1,570,431)	(4.4)
Comcast Corp., Class A	(178,039)	(9,329,244)	(25.9)
Discovery Inc, Class A	(98,435)	(2,961,909)	(8.2)
DISH Network Corp., Class A	(250,700)	(8,107,638)	(22.5)
Sirius Xm Holdings Inc.	(869,517)	(5,538,823)	(15.4)

		(27,508,045)

Metals & Mining
Cleveland-Cliffs, Inc.	(641,286)	(9,337,124)	(25.9)
Southern Copper Corp.	(55,918)	(3,641,380)	(10.1)
Teck Resources Ltd., Class B	(384,931)	(6,986,498)	(19.4)
United States Steel Corp.	(192,129)	(3,222,003)	(9.0)

		(23,187,005)

Multi-line Retail
Dollar Tree, Inc.	(5,385)	(581,795)	(1.6)
Kohl’s Corp.	(102,839)	(4,184,519)	(11.6)

		(4,766,314)

Multi-Utilities
CMS Energy Corp.	(1,525)	(93,040)	(0.3)

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	(59,748)	(1,436,939)	(4.0)
Conocophillips	(210,527)	(8,418,975)	(23.4)
Eog Resources Inc.	(13,490)	(672,746)	(1.9)
Hess Corp.	(162,645)	(8,586,030)	(23.8)
Hollyfrontier Corp.	(209,469)	(5,414,774)	(15.0)
Occidental Petroleum Corp.	(222,010)	(3,842,993)	(10.7)
PBF Energy, Inc., Class A	(8,003)	(56,821)	(0.1)
Phillips 66	(21,954)	(1,535,463)	(4.3)
Pioneer Natural Resources Co.	(51,747)	(5,893,466)	(16.3)
Range Resources Corp.	(322,131)	(2,158,278)	(6.0)
Suncor Energy, Inc.	(496,278)	(8,327,545)	(23.1)
TC Energy Corp.	(202,345)	(8,239,488)	(22.9)
Valero Energy Corp.	(52,816)	(2,987,801)	(8.3)

		(57,571,319)

Personal Products
Estee Lauder Cos., Inc., Class A	(29,064)	(7,736,546)	(21.5)

Pharmaceuticals
Elanco Animal Health, Inc.	(266,298)	(8,167,360)	(22.7)

Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	(38,732)	(3,342,572)	(9.3)

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	(8,174)	$(3,860,335)	(10.7)%
Micron Technology, Inc.	(90,590)	(6,810,556)	(18.9)
On Semiconductor Corp.	(291,250)	(9,532,613)	(26.5)

		(23,546,076)

Specialty Retail
Carvana Co.	(31,961)	(7,655,938)	(21.2)

Technology Hardware, Storage & Peripherals
NCR Corp.	(46,732)	(1,755,721)	(4.9)
Seagate Technology PLC	(133,839)	(8,319,432)	(23.1)
Western Digital Corp.	(162,843)	(9,019,874)	(25.0)
Xerox Holdings Corp.	(1,748)	(40,536)	(0.1)

		(19,135,563)

Textiles, Apparel & Luxury Goods
Ralph Lauren Corp.	(13,792)	(1,430,782)	(4.0)
Tapestry, Inc.	(297,568)	(9,248,413)	(25.7)
Under Armour, Inc., Class A	(114,675)	(1,968,970)	(5.4)
VF Corp.	(23,627)	(2,017,982)	(5.6)

		(14,666,147)

Thrifts & Mortgage Finance
MGIC Investment Corp.	(217,921)	(2,734,909)	(7.6)
Radian Group, Inc.	(48,428)	(980,667)	(2.7)

		(3,715,576)

Trading Companies & Distributors
Air Lease Corp.	(24,815)	(1,102,282)	(3.1)
United Rentals, Inc.	(32,374)	(7,507,854)	(20.8)

		(8,610,136)

Water Utilities
Essential Utilities, Inc.	(194,055)	(9,176,861)	(25.5)

Total Reference Entity — Short		(617,403,164)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$ 36,023,353

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date October 5, 2022:

Security	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	147,445	$4,208,080	11.2%
Lockheed Martin Corp.	30,412	10,795,652	28.9
Northrop Grumman Corp.	31,617	9,634,332	25.8

		24,638,064

Air Freight & Logistics
United Parcel Service, Inc., Class B	32,328	5,444,035	14.6

Airlines
Delta Air Lines, Inc.	98,862	3,975,241	10.6

Security	Shares	Value	% of Basket Value

Auto Components
Goodyear Tire & Rubber Co.	1,115,390	$12,168,905	32.6%

Automobiles
Ford Motor Co.	1,035,802	9,104,700	24.4

Building Products
Johnson Controls International PLC.	235,391	10,966,867	29.4
Trane Technologies Plc.	32,043	4,651,362	12.4

		15,618,229

Chemicals
Dow, Inc.	12,706	705,183	1.9
DuPont de Nemours, Inc.	164,791	11,718,288	31.3
Eastman Chemical Co.	90,107	9,035,930	24.2

		21,459,401

Communications Equipment
Cisco Systems, Inc.	243,254	10,885,617	29.1

Consumer Finance
OneMain Holdings, Inc.	85,121	4,099,427	11.0

Containers & Packaging
International Paper Co.	91,981	4,573,295	12.3
Packaging Corp. of America	32,519	4,484,695	12.0
Sealed Air Corp.	234,415	10,733,863	28.7
Westrock Co.	52,510	2,285,760	6.1

		22,077,613

Diversified Telecommunication Services
Verizon Communications, Inc.	109,495	6,432,831	17.2

Electric Utilities
American Electric Power Co., Inc.	107,464	8,948,527	24.0
Exelon Corp.	254,895	10,761,667	28.8
NRG Energy, Inc.	109,836	4,124,342	11.0

		23,834,536

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	124,743	12,137,494	32.5

Energy Equipment & Services
Halliburton Co.	636,846	12,036,389	32.2

Entertainment
Walt Disney Co.	65,224	11,817,284	31.6

Equity Real Estate Investment Trusts (REITs)
Weyerhaeuser Co.	121,265	4,066,015	10.9

Food & Staples Retailing
Kroger Co.	2,750	87,340	0.3
Walmart, Inc.	72,667	10,474,948	28.0

		10,562,288

Food Products
Conagra Brands, Inc.	209,495	7,596,289	20.3
General Mills, Inc.	57,374	3,373,591	9.0
Tyson Foods, Inc., Class A	32,978	2,125,102	5.7

		13,094,982

Health Care Providers & Services
DaVita, Inc.	26,892	3,157,121	8.5
HCA Healthcare, Inc.	28,608	4,704,872	12.6

54	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Health Care Providers & Services (continued)
McKesson Corp.	36,566	$6,359,559	17.0%
Quest Diagnostics, Inc.	76,515	9,118,293	24.4

		23,339,845

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	219,714	9,430,125	25.2
Carnival Corp.	483,920	10,481,707	28.0
McDonald’s Corp.	54,073	11,602,984	31.1
Yum! Brands, Inc.	101,913	11,063,675	29.6

		42,578,491

Household Durables
Lennar Corp., Class A	3,315	252,702	0.7
Newell Brands, Inc.	251,878	5,347,370	14.3
PulteGroup, Inc.	213,129	9,190,122	24.6
Toll Brothers, Inc.	172,898	7,515,876	20.1
Whirlpool Corp.	60,566	10,931,557	29.2

		33,237,627

Household Products
Procter & Gamble Co.	80,067	11,140,522	29.8

Independent Power and Renewable Electricity Producers
Vistra Corp.	645,834	12,697,096	34.0

Insurance
Allstate Corp.	114,427	12,578,960	33.7
American International Group, Inc.	298,728	11,309,842	30.3
Hartford Financial Services Group, Inc.	151,780	7,434,184	19.9
Marsh & McLennan Cos., Inc.	102,550	11,998,350	32.1
MetLife, Inc.	253,795	11,915,675	31.9
Prudential Financial, Inc.	152,928	11,939,089	31.9

		67,176,100

Machinery
Deere & Co.	36,921	9,933,595	26.6

Media
Omnicom Group, Inc.	191,619	11,951,277	32.0
ViacomCBS, Inc., Class B	90,348	3,366,366	9.0

		15,317,643

Metals & Mining
Barrick Gold Corp.	404,009	9,203,325	24.6
Newmont Corp.	197,705	11,840,552	31.7

		21,043,877

Multi-line Retail
Target Corp.	63,028	11,126,333	29.8

Oil, Gas & Consumable Fuels
Apache Corp.	339,270	4,814,241	12.9
Conocophillips	42,729	1,708,733	4.6
Murphy Oil Corp.	121,642	1,471,868	3.9
Occidental Petroleum Corp.	659,809	11,421,294	30.5
Ovintiv Inc.	554,621	7,964,358	21.3
Williams Cos., Inc.	450,435	9,031,222	24.2

		36,411,716

Pharmaceuticals
Bristol-Myers Squibb Co.	159,400	9,887,582	26.4
Pfizer, Inc.	120,514	4,436,120	11.9

		14,323,702

Security	Shares	Value	% of Basket Value

Road & Rail
CSX Corp.	21,115	$1,916,186	5.1%
Norfolk Southern Corp.	47,026	11,173,848	29.9
Ryder System, Inc.	142,155	8,779,493	23.5
Union Pacific Corp.	17,480	3,639,686	9.8

		25,509,213

Specialty Retail
AutoZone, Inc.	8,193	9,712,310	26.0
Best Buy Co., Inc.	52,825	5,271,407	14.1
Gap, Inc.	256,297	5,174,636	13.9
Home Depot, Inc.	44,327	11,774,138	31.5
L Brands, Inc.	299,434	11,135,950	29.8
Lowe’s Cos., Inc.	73,119	11,736,331	31.4

		54,804,772

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc., Class C	16,306	1,195,067	3.2
HP, Inc.	510,920	12,563,523	33.6
Xerox Holdings Corp.	279,513	6,481,906	17.4

		20,240,496

Thrifts & Mortgage Finance
MGIC Investment Corp.	441,208	5,537,160	14.8

Tobacco
Altria Group, Inc.	284,836	11,678,276	31.2

Total Reference Entity — Long		639,549,515

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co.,	(44,074)	(9,434,480)	(25.3)
TransDigm Group, Inc.,	(19,289)	(11,936,998)	(31.9)

		(21,371,478)

Airlines
Southwest Airlines Co.,	(51,541)	(2,402,326)	(6.4)
United Airlines Holdings, Inc.,	(153,226)	(6,627,025)	(17.8)

		(9,029,351)

Automobiles
General Motors Co.,	(278,520)	(11,597,573)	(31.0)
Tesla, Inc.,	(14,757)	(10,413,572)	(27.9)

		(22,011,145)

Biotechnology
Amgen, Inc.,	(37,328)	(8,582,454)	(23.0)

Chemicals
Olin Corp.,	(377,852)	(9,280,045)	(24.8)
Sherwin-Williams Co.,	(8,093)	(5,947,627)	(15.9)

		(15,227,672)

Communications Equipment
Motorola Solutions, Inc.,	(63,457)	(10,791,497)	(28.9)

Consumer Finance
Ally Financial, Inc.,	(138,349)	(4,933,525)	(13.2)
American Express Co.,	(60,778)	(7,348,668)	(19.7)
Capital One Financial Corp.,	(127,817)	(12,634,710)	(33.8)
Navient Corp.,	(731,223)	(7,180,610)	(19.2)

		(32,097,513)

Containers & Packaging
Ball Corp.,	(108,073)	(10,070,242)	(26.9)

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Diversified Telecommunication Services
AT&T, Inc.,	(272,120)	$(7,826,171)	(20.9)%
CenturyLink, Inc.,	(761,535)	(7,424,966)	(19.9)

		(15,251,137)

Electric Utilities
FirstEnergy Corp.,	(217,572)	(6,659,879)	(17.8)
Southern Co.,	(117,366)	(7,209,793)	(19.3)

		(13,869,672)

Equity Real Estate Investment Trusts (REITs)
Host Hotels & Resorts, Inc.,	(827,003)	(12,099,054)	(32.4)
Simon Property Group, Inc.,	(121,215)	(10,337,215)	(27.6)

		(22,436,269)

Food Products
Campbell Soup Co.,	(248,402)	(12,010,237)	(32.1)
Kraft Heinz Co.,	(29,397)	(1,018,900)	(2.7)
Lamb Weston Holdings, Inc.,	(157,356)	(12,390,211)	(33.2)
Mondelez International, Inc., Class A,	(207,421)	(12,127,906)	(32.5)

		(37,547,254)

Health Care Equipment & Supplies
Baxter International, Inc.,	(125,886)	(10,101,093)	(27.0)
Boston Scientific Corp.,	(184,949)	(6,648,917)	(17.8)

		(16,750,010)

Health Care Providers & Services
Cardinal Health, Inc.,	(91,478)	(4,899,562)	(13.1)
CVS Health Corp.,	(111,227)	(7,596,804)	(20.3)
UnitedHealth Group, Inc.,	(21,216)	(7,440,027)	(19.9)
Universal Health Services, Inc., Class B,	(8,299)	(1,141,113)	(3.1)

		(21,077,506)

Hotels, Restaurants & Leisure
Aramark,	(323,670)	(12,454,822)	(33.3)
Darden Restaurants, Inc.,	(53,272)	(6,345,761)	(17.0)
Marriott International, Inc., Class A,	(55,141)	(7,274,201)	(19.5)
Mgm Resorts International,	(37,105)	(1,169,179)	(3.1)
Royal Caribbean Cruises Ltd.,	(156,668)	(11,701,533)	(31.3)

		(38,945,496)

Household Durables
D.R. Horton, Inc.,	(165,797)	(11,426,729)	(30.6)
MDC Holdings, Inc.,	(180,162)	(8,755,873)	(23.4)

		(20,182,602)

Independent Power and Renewable
Electricity Producers
AES Corp.,	(70,233)	(1,650,476)	(4.4)

Industrial Conglomerates
General Electric Co.,	(1,055,115)	(11,395,242)	(30.5)
Honeywell International, Inc.,	(54,950)	(11,687,865)	(31.3)

		(23,083,107)

Insurance
Lincoln National Corp.,	(160,163)	(8,057,801)	(21.6)
Loews Corp.,	(271,473)	(12,221,714)	(32.7)

		(20,279,515)

Internet & Direct Marketing Retail
Expedia Group, Inc.,	(94,248)	(12,478,435)	(33.4)

Security	Shares	Value	% of Basket Value

IT Services
International Business Machines Corp.,	(99,322)	$(12,502,653)	(33.4)%

Leisure Products
Mattel, Inc.,	(682,924)	(11,917,024)	(31.9)

Machinery
Caterpillar, Inc.,	(12,390)	(2,255,228)	(6.0)

Media
Altice USA, Inc., Class A,	(326,511)	(12,364,972)	(33.1)
Charter Communications, Inc., Class A,	(18,176)	(12,024,333)	(32.2)
Comcast Corp., Class A,	(39,873)	(2,089,345)	(5.6)
DISH Network Corp., Class A,	(334,597)	(10,820,867)	(28.9)
TEGNA, Inc.,	(669,552)	(9,340,250)	(25.0)

		(46,639,767)

Metals & Mining
Freeport-McMoRan, Inc.,	(10,636)	(276,749)	(0.8)
Teck Resources Ltd., Class B,	(657,139)	(11,927,073)	(31.9)

		(12,203,822)

Multi-line Retail
Kohl’s Corp.,	(124,486)	(5,065,335)	(13.6)
Nordstrom, Inc.,	(21,818)	(680,940)	(1.8)

		(5,746,275)

Multi-Utilities
Dominion Energy, Inc.,	(56,856)	(4,275,571)	(11.5)
Sempra Energy,	(91,336)	(11,637,120)	(31.1)

		(15,912,691)

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.,	(483,757)	(11,634,356)	(31.1)
Devon Energy Corp.,	(697,683)	(11,030,368)	(29.5)
Enbridge, Inc.,	(364,750)	(11,668,353)	(31.2)
Hess Corp.,	(215,995)	(11,402,376)	(30.5)
Kinder Morgan, Inc.,	(280,467)	(3,833,984)	(10.3)
Valero Energy Corp.,	(205,761)	(11,639,900)	(31.2)

		(61,209,337)

Pharmaceuticals
Bausch Health Cos., Inc.,	(262,853)	(5,467,342)	(14.6)
Johnson & Johnson,	(78,720)	(12,388,954)	(33.2)

		(17,856,296)

Semiconductors & Semiconductor
Equipment
Advanced Micro Devices, Inc.,	(104,676)	(9,599,836)	(25.7)

Thrifts & Mortgage Finance
Radian Group, Inc.,	(444,706)	(9,005,297)	(24.1)

Trading Companies & Distributors
United Rentals, Inc.,	(50,378)	(11,683,162)	(31.3)

Wireless Telecommunication Services
T-Mobile US, Inc.,	(95,785)	(12,916,607)	(34.6)

Total Reference Entity — Short		(602,180,826)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$ 37,368,689

56	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$8,472	$(639)	$305,453	$(386,583)
OTC Swaps	—	—	73,453	(15,747,378)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,631,574	$—	$1,631,574
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	305,453	—	305,453
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	73,453	—	—	—	73,453

	$—	$—	$73,453	$—	$1,937,027	$—	$2,010,480

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$905,940	$—	$905,940
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	13,055	—	—	13,055
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	386,583	—	386,583
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	15,429,627	—	317,751	—	15,747,378

	$—	$—	$15,429,627	$13,055	$1,610,274	$—	$17,052,956

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,670,345)	$—	$(3,719,467)	$—	$(5,389,812)
Forward foreign currency exchange contracts	—	—	—	(54,373)	—	—	(54,373)
Swaps	—	1,331,112	(58,903,400)	—	1,827,114	—	(55,745,174)

	$—	$1,331,112	$(60,573,745)	$(54,373)	$(1,892,353)	$—	$(61,189,359)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$829,901	$—	$829,901
Forward foreign currency exchange contracts	—	—	—	(8,023)	—	—	(8,023)
Swaps	—	—	(15,190,794)	—	(374,829)	—	(15,565,623)

	$—	$—	$(15,190,794)	$(8,023)	$455,072	$—	$(14,743,745)

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$297,039,866
Average notional value of contracts — short	$174,924,437
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$1,861,658
Credit default swaps
Average notional value — buy protection	$1,492,425
Average notional value — sell protection	$2,723,200
Interest rate swaps
Average notional value — pays fixed rate	$92,853,114
Average notional value — receives fixed rate	$93,311,673
Total return swaps
Average notional value	$5,670,168

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$450,431	$417,774
Forward foreign currency exchange contracts	—	13,055
Swaps — centrally cleared	8,408	—
Swaps — OTC(a)	73,453	15,747,378

Total derivative assets and liabilities in the Statements of Assets and Liabilities	532,292	16,178,207

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(458,839)	(417,774)

Total derivative assets and liabilities subject to an MNA	$73,453	$15,760,433

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)
Merrill Lynch International	$73,453	$—	$—	$—	$73,453

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)
Bank of America N.A	$63,681	$—	$—	$—	$63,681
Barclays Bank PLC	1,919,112	—	—	(470,000)	1,449,112
Citibank N.A	251,337	—	—	—	251,337
JPMorgan Chase Bank N.A	15,788	—	—	—	15,788
Morgan Stanley & Co. International PLC	13,510,515	—	—	(7,590,000)	5,920,515

	$15,760,433	$—	$—	$(8,060,000)	$7,700,433

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

58	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Systematic Multi-Strategy Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$147,356,797	$—	$147,356,797
Common Stocks	259,951,004	—	—	259,951,004
Corporate Bonds	—	1,389,524,233	—	1,389,524,233
Investment Companies	149,989,991	—	—	149,989,991
Non-Agency Mortgage-Backed Securities	—	220,554,535	—	220,554,535
Preferred Securities
Capital Trusts	—	1,309,177	—	1,309,177
U.S. Government Sponsored Agency Securities	—	1,754,851,840	—	1,754,851,840
U.S. Treasury Obligations	—	20,569,055	—	20,569,055
Warrants	—	19,876	—	19,876
Short-Term Securities
Money Market Funds	284,922,233	—	—	284,922,233
Liabilities
Investments
TBA Sale Commitments	—	(80,841,942)	—	(80,841,942)

	$694,863,228	$3,453,343,571	$—	$4,148,206,799

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$73,453	$—	$73,453
Interest Rate Contracts	1,631,574	305,453	—	1,937,027
Liabilities
Equity Contracts	—	(15,429,627)	—	(15,429,627)
Foreign Currency Exchange Contracts	—	(13,055)	—	(13,055)
Interest Rate Contracts	(905,940)	(704,334)	—	(1,610,274)

	$725,634	$(15,768,110)	$—	$(15,042,476)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	59

Statements of Assets and Liabilities

December 31, 2020

	BlackRock Emerging Markets Bond Fund	BlackRock Systematic Multi-Strategy Fund

ASSETS
Investments at value — unaffiliated(a)	$23,080,636	$3,794,136,517
Investments at value — affiliated(b)	1,056,253	434,912,224
Cash pledged:
Collateral — OTC derivatives	—	19,100,000
Futures contracts	55,000	11,565,683
Centrally cleared swaps	—	2,358,000
Foreign currency at value(c)	26,716	6,781,201
Receivables:
Investments sold	—	316,483
Swaps	8,119	91,593,635
TBA sale commitments	—	80,702,790
Capital shares sold	—	29,669,081
Dividends — unaffiliated	—	334,310
Dividends — affiliated	359	5,054
Interest — unaffiliated	301,350	16,493,773
From the Administrator	15	—
From the Manager	8,429	—
Variation margin on futures contracts	—	450,431
Variation margin on centrally cleared swaps	—	8,408
Swap premiums paid	66,023	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	39,877	—
OTC swaps	—	73,453
Deferred offering costs	—	44,833
Prepaid expenses	27,232	274,616

Total assets	24,670,009	4,488,820,492

LIABILITIES
Bank overdraft	—	279,658
Cash received as collateral for TBA commitments	—	1,210,000
TBA sale commitments at value(d)	—	80,841,942
Payables:
Investments purchased	—	1,007,851,307
Swaps	—	86,110,875
Accounting services fees	14,269	138,944
Administration fees	—	145,976
Capital shares redeemed	—	17,449,588
Income dividend distributions	95,343	1,961
Investment advisory fees	—	2,002,138
Trustees’ and Officer’s fees	48	—
Other accrued expenses	3,877	647,495
Professional fees	40,580	70,167
Distribution fees	—	41,390
Variation margin on futures contracts	2,757	417,774
Swap premiums received	695	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	39,494	13,055
OTC swaps	40,164	15,747,378

Total liabilities	237,227	1,212,969,648

NET ASSETS	$24,432,782	$3,275,850,844

60	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

December 31, 2020

	BlackRock Emerging Markets Bond Fund	BlackRock Systematic Multi-Strategy Fund

NET ASSETS CONSIST OF
Paid-in capital	$25,036,859	$3,286,051,859
Accumulated loss	(604,077)	(10,201,015)

NET ASSETS	$24,432,782	$3,275,850,844

(a) Investments at cost — unaffiliated	$22,145,615	$3,716,211,391
(b) Investments at cost — affiliated	$1,056,253	$434,972,145
(c) Foreign currency at cost	$26,874	$6,540,067
(d) Proceeds from TBA sale commitments	$—	$80,559,144

F I N A N C I A L S T A T E M E N T S	61

Statements of Assets and Liabilities (continued)

December 31, 2020

	BlackRock Emerging Markets Bond Fund	BlackRock Systematic Multi-Strategy Fund

NET ASSET VALUE
Institutional
Net assets	$145,675	$3,091,297,699

Shares outstanding	14,964	306,058,447

Net asset value	$9.74	$10.10

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor A
Net assets	N/A	$179,389,276

Shares outstanding	N/A	17,785,662

Net asset value	N/A	$10.09

Shares authorized	N/A	Unlimited

Par value	N/A	$0.001

Investor C
Net assets	N/A	$4,867,501

Shares outstanding	N/A	484,112

Net asset value	N/A	$10.05

Shares authorized	N/A	Unlimited

Par value	N/A	$0.001

Class K
Net assets	$24,287,107	$296,368

Shares outstanding	2,495,000	29,354

Net asset value	$9.73	$10.10

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

See notes to financial statements.

62	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended December 31, 2020

	BlackRock Emerging Markets Bond Fund	BlackRock Systematic Multi-Strategy Fund

INVESTMENT INCOME
Dividends — unaffiliated	$—	$3,021,898
Dividends — affiliated	3,183	763,788
Interest — unaffiliated	1,176,650	34,166,389
Foreign taxes withheld	(6,231)	—

Total investment income	1,173,602	37,952,075

EXPENSES
Investment advisory	126,277	12,604,938
Professional	95,829	151,035
Registration	49,403	183,876
Printing and postage	35,333	51,660
Accounting services	17,480	180,556
Custodian	11,575	159,120
Administration	9,758	637,526
Administration — class specific	4,592	324,169
Trustees and Officer	1,578	15,763
Transfer agent — class specific	198	1,697,090
Offering	—	15,329
Distribution — class specific	—	320,757
Miscellaneous	12,196	162,298

Total expenses	364,219	16,504,117
Less:
Administration fees waived—class specific	(4,592)	(262,196)
Fees waived and/or reimbursed by the Administrator	(9,770)	—
Fees waived and/or reimbursed by the Manager	(214,141)	(208,080)
Transfer agent fees waived and/or reimbursed — class specific	(125)	(361,172)

Total expenses after fees waived and/or reimbursed	135,591	15,672,669

Net investment income	1,038,011	22,279,406

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(846,025)	3,384,925
Foreign currency transactions	(7,709)	158,507
Forward foreign currency exchange contracts	273,606	(54,373)
Futures contracts	(30,750)	(5,389,812)
Swaps	60,931	(55,745,174)

	(549,947)	(57,645,927)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,214,112	74,163,292
Investments — affiliated	—	(59,921)
Foreign currency translations	(1,117)	237,854
Forward foreign currency exchange contracts	(32,794)	(8,023)
Futures contracts	(25,815)	829,901
Swaps	(10,343)	(15,565,623)

	1,144,043	59,597,480

Net realized and unrealized gain	594,096	1,951,553

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,632,107	$24,230,959

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets

	BlackRock Emerging Markets Bond Fund		BlackRock Systematic Multi-Strategy Fund
	Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,038,011	$1,157,019	$22,279,406	$3,068,186
Net realized gain (loss)	(549,947)	273,535	(57,645,927)	896,449
Net change in unrealized appreciation	1,144,043	1,655,788	59,597,480	2,769,684

Net increase in net assets resulting from operations	1,632,107	3,086,342	24,230,959	6,734,319

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income
Institutional	(5,005)	(2,330)	(26,669,101)	(7,814,178)
Investor A	—	—	(1,467,609)	(2,122,057)
Investor C	—	—	(18,725)	(7,685)
Class K	(1,270,431)	(1,183,568)	(1,792)	—
Return of capital
Institutional	—	—	(778,698)	—
Investor A	—	—	(63,207)	—
Investor C	—	—	(877)	—
Class K	—	—	(154)	—

Decrease in net assets resulting from distributions to shareholders	(1,275,436)	(1,185,898)	(29,000,163)	(9,943,920)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	89,843	—	2,927,997,601	320,071,947

NET ASSETS
Total increase in net assets	446,514	1,900,444	2,923,228,397	316,862,346
Beginning of year	23,986,268	22,085,824	352,622,447	35,760,101

End of year	$24,432,782	$23,986,268	$3,275,850,844	$352,622,447

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Bond Fund
	Institutional
	Year Ended December 31,			Period from 07/27/17(a) to 12/31/17
	2020	2019	2018
Net asset value, beginning of period	$9.59	$8.83	$9.93	$10.00

Net investment income(b)	0.41	0.46	0.37	0.21
Net realized and unrealized gain (loss)	0.24	0.77	(0.95)	(0.06)

Net increase (decrease) from investment operations	0.65	1.23	(0.58)	0.15

Distributions from net investment income(c)	(0.50)	(0.47)	(0.52)	(0.22)

Net asset value, end of period	$9.74	$9.59	$8.83	$9.93

Total Return(d)
Based on net asset value	7.20%	14.07%	(5.95)%	1.53	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.72%	1.58%	1.86%	1.35	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.68%	0.68%	0.67%	0.65	%(g)

Net investment income	4.43%	4.81%	3.95%	4.93	%(g)

Supplemental Data
Net assets, end of period (000)	$146	$48	$44	$50

Portfolio turnover rate	80%	68%	59%	23%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period from 07/27/17 to 12/31/17
	2020	2019	2018
Investments in underlying funds	0.01%	0.01%	—%	0.02%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.03%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Bond Fund (continued)
	Class K
	Year Ended December 31,			Period from 07/27/17(a) to 12/31/17
	2020	2019	2018
Net asset value, beginning of period	$9.59	$8.83	$9.93	$10.00

Net investment income(b)	0.41	0.46	0.38	0.21
Net realized and unrealized gain (loss)	0.23	0.77	(0.96)	(0.06)

Net increase (decrease) from investment operations	0.64	1.23	(0.58)	0.15

Distributions from net investment income(c)	(0.50)	(0.47)	(0.52)	(0.22)

Net asset value, end of period	$9.73	$9.59	$8.83	$9.93

Total Return(d)
Based on net asset value	7.18%	14.17%	(5.87)%	1.55	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.59%	1.45%	1.70%	1.31	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.59%	0.59%	0.59%	0.59	%(g)

Net investment income	4.52%	4.90%	4.03%	4.98	%(g)

Supplemental Data
Net assets, end of period (000)	$24,287	$23,938	$22,042	$24,770

Portfolio turnover rate	80%	68%	59%	23%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period from 07/27/17 to 12/31/17
	2020	2019	2018
Investments in underlying funds	0.01%	0.01%	—%	0.02%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.98%.

See notes to financial statements.

66	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund
	Institutional
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$9.88		$9.47	$10.15	$9.61	$9.53

Net investment income(a)	0.14		0.23	0.29	0.22	0.16
Net realized and unrealized gain (loss)	0.21		0.56	(0.12)	0.73	0.40

Net increase from investment operations	0.35		0.79	0.17	0.95	0.56

Distributions(b)
From net investment income	(0.13)		(0.18)	(0.29)	(0.22)	(0.16)
From net realized gain	(0.00	)(c)	(0.20)	(0.56)	(0.19)	(0.32)
Return of capital	(0.00	)(c)	—	—	—	—

Total distributions	(0.13)		(0.38)	(0.85)	(0.41)	(0.48)

Net asset value, end of year	$10.10		$9.88	$9.47	$10.15	$9.61

Total Return(d)
Based on net asset value	3.57%		8.43%	1.74%	10.00%	5.91%

Ratios to Average Net Assets(e)
Total expenses	0.99%		1.29%	2.33%	2.16%	2.24%

Total expenses after fees waived and/or reimbursed	0.95%		0.95%	0.95%	0.95%	1.19%

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.95%		0.95%	0.95%	0.95%	1.18%

Net investment income	1.38%		2.27%	2.93%	2.19%	1.64%

Supplemental Data
Net assets, end of year (000)	$3,091,298		$277,782	$32,961	$27,328	$25,588

Portfolio turnover rate(f)(g)	503%		442%	426%	424%	722%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.03%	0.02%	0.01%	0.00%	0.02%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	258%	267%	220%	251%	488%

(g)	Excludes investments underlying the total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)
	Investor A
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$9.87		$9.46	$10.15	$9.60	$9.53

Net investment income(a)	0.14		0.20	0.22	0.19	0.14
Net realized and unrealized gain (loss)	0.19		0.58	(0.09)	0.74	0.39

Net increase from investment operations	0.33		0.78	0.13	0.93	0.53

Distributions(b)
From net investment income	(0.11)		(0.17)	(0.26)	(0.19)	(0.14)
From net realized gain	(0.00	)(c)	(0.20)	(0.56)	(0.19)	(0.32)
Return of capital	(0.00	)(c)	—	—	—	—

Total distributions	(0.11)		(0.37)	(0.82)	(0.38)	(0.46)

Net asset value, end of year	$10.09		$9.87	$9.46	$10.15	$9.60

Total Return(d)
Based on net asset value	3.34%		8.25%	1.41%	9.83%	5.61%

Ratios to Average Net Assets(e)
Total expenses	1.31%		1.60%	2.73%	2.63%	2.75%

Total expenses after fees waived and/or reimbursed	1.20%		1.20%	1.20%	1.20%	1.42%

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.20%		1.20%	1.20%	1.20%	1.42%

Net investment income	1.34%		1.95%	2.21%	1.94%	1.46%

Supplemental Data
Net assets, end of year (000)	$179,389		$74,536	$2,725	$1,469	$2,439

Portfolio turnover rate(f)(g)	503%		442%	426%	424%	722%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.03%	0.02%	0.01%	0.00%	0.02%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	258%	267%	220%	251%	488%

(g)	Excludes investments underlying the total return swaps.

See notes to financial statements.

68	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)
	Investor C
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$9.87		$9.47	$10.16	$9.58	$9.51

Net investment income(a)	0.01		0.08	0.20	0.12	0.06
Net realized and unrealized gain (loss)	0.24		0.62	(0.14)	0.73	0.40

Net increase from investment operations	0.25		0.70	0.06	0.85	0.46

Distributions(b)
From net investment income	(0.07)		(0.10)	(0.19)	(0.08)	(0.07)
From net realized gain	(0.00	)(c)	(0.20)	(0.56)	(0.19)	(0.32)
Return of capital	(0.00	)(c)	—	—	—	—

Total distributions	(0.07)		(0.30)	(0.75)	(0.27)	(0.39)

Net asset value, end of year	$10.05		$9.87	$9.47	$10.16	$9.58

Total Return(d)
Based on net asset value	2.55%		7.43%	0.65%	8.97%	4.82%

Ratios to Average Net Assets(e)
Total expenses	2.07%		2.51%	3.48%	3.30%	3.43%

Total expenses after fees waived and/or reimbursed	1.95%		1.95%	1.95%	1.95%	2.19%

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.95%		1.95%	1.95%	1.95%	2.18%

Net investment income	0.10%		0.76%	2.01%	1.18%	0.64%

Supplemental Data
Net assets, end of year (000)	$4,868		$305	$75	$67	$193

Portfolio turnover rate(f)(g)	503%		442%	426%	424%	722%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.03%	0.02%	0.01%	0.00%	0.02%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	258%	267%	220%	251%	488%

(g)	Excludes investments underlying the total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)
	Class K
	Period from 09/29/20(a) to 12/31/20
Net asset value, beginning of period	$10.22

Net investment income(b)	0.01
Net realized and unrealized loss		(0.06)

Net decrease from investment operations		(0.05)

Distributions(c)
Distributions from net investment income		(0.07)
From net realized gain	(0.00	)(d)
Return of capital	(0.00	)(d)

Total distributions		(0.07)

Net asset value, end of period	$10.10

Total Return(e)
Based on net asset value	(0.53	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.99	%(h)

Total expenses after fees waived and/or reimbursed	0.90	%(h)

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.90	%(h)

Net investment income	0.35	%(h)

Supplemental Data
Net assets, end of period (000)	$296

Portfolio turnover rate(i)(j)		503%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.03%.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Period from 09/29/20	(a)
	to 12/31/20
Portfolio turnover rate (excluding MDRs)	258%

(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

70	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds V and BlackRock Funds IV (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Bond Fund	Emerging Markets Bond Fund	Diversified	*
BlackRock Systematic Multi-Strategy Fund	Systematic Multi-Strategy Fund	Diversified

*	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly for For Emerging Markets Bond Fund and for Systematic Multi-Strategy Fund declared and paid annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

72	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. ACDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

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Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s)reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Financial Statements  (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

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Notes to Financial Statements  (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees
Average Daily Net Assets	Emerging Markets Bond Fund
First $1 billion	0.55%
$1 billion — $2 billion	0.51
$2 billion — $3 billion	0.48
Greater than $3 billion	0.46

Investment Advisory Fees
Average Daily Net Assets	Systematic Multi-Strategy Fund
First $1 billion	0.80%
$1 billion — $3 billion	0.75
$3 billion — $5 billion	0.72
$5 billion — $10 billion	0.70
Greater than $10 billion	0.68

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Systematic Multi-Strategy Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Systematic Multi-Strategy Fund
Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor C	Total
Systematic Multi-Strategy Fund	$303,888	$16,869	$320,757

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Notes to Financial Statements  (continued)

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Bond Fund	$16	$—	$—	$4,576	$4,592
Systematic Multi-Strategy Fund	299,505	24,311	338	15	324,169

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2020, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Bond Fund	$12	$—	$—	$46	$ 58
Systematic Multi-Strategy Fund	919	747	164	—	1,830

For the year ended December 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Bond Fund	$112	$—	$—	$86	$ 198
Systematic Multi-Strategy Fund	1,507,130	186,686	3,181	93	1,697,090

Other Fees: For the year ended December 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
Systematic Multi-Strategy Fund	$9,538

For the year ended December 31, 2020, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
Systematic Multi-Strategy Fund	$118	$362

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Fund Name	Amounts Waived
Emerging Markets Bond Fund	$639
Systematic Multi-Strategy Fund	199,514

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

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Notes to Financial Statements  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K
Emerging Markets Bond Fund	0.68%	—%	—%	0.59%
Systematic Multi-Strategy Fund	0.95	1.20	1.95	0.90

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2020, the Manager waived and/or reimbursed amounts were as follows, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Amounts Waived
Emerging Markets Bond Fund	$213,502
Systematic Multi-Strategy Fund	8,566

Fund Name	Administration fees waived
Emerging Markets Bond Fund	$9,770

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2020, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Bond Fund	$14	$—	$—	$4,578	$4,592
Systematic Multi-Strategy Fund	237,533	24,311	337	15	262,196

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Bond Fund	$42	$—	$—	$83	$125
Systematic Multi-Strategy Fund	269,094	90,435	1,596	47	361,172

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective May 19, 2022, for Systematic Multi-Strategy Fund, and effective July 27, 2024 for Emerging Markets Bond Fund, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

As of December 31, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
Fund Name/Fund Level/Share Class	December 31, 2021	December 31, 2022
Emerging Markets Bond Fund
Fund Level	$197,841	$223,272
Institutional	30	56
Class K	4,802	4,661
Systematic Multi-Strategy Fund
Fund Level	347,082	8,566
Institutional	74,405	506,627
Investor A	62,945	114,746
Investor C	388	1,933
Class K	—	62

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2020:

Fund Name/Fund Level/Share Class	Expired December 31, 2020
Emerging Markets Bond Fund
Fund Level	$220,267
Institutional	48
Class K	4,809
Systematic Multi-Strategy Fund
Fund Level	357,002
Institutional	8,833
Investor A	2,869
Class K	—
Investor C	126

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Systematic Multi-Strategy Fund	$4,205,332	$3,150,004	$50,383

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, including paydowns/payups and mortgage dollar rollsexcluding short-term investments, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales
Emerging Markets Bond Fund	$—	$242,203	$17,538,346	$17,215,447
Systematic Multi-Strategy Fund	35,194,671	32,533,962	12,534,403,745	9,110,315,824

For the year ended December 31, 2020, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales
Systematic Multi-Strategy Fund	$4,455,073,909	$4,455,909,603

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

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Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to nondeductible expenses were reclassified to the following accounts:

	Emerging Markets Bond Fund	Systematic Multi-Strategy Fund

Paid-in capital	$—	$(15,419)
Accumulated earnings (loss)	—	15,419

The tax character of distributions paid was as follows:

	Periods	Emerging Markets Bond Fund	Systematic Multi-Strategy Fund
Ordinary income(a)	12/31/20	$1,275,436	$28,157,227
	12/31/19	1,185,898	10,882,877
Long-term capital gains(a)	12/31/20	—	—
	12/31/19	—	495,180
Return of capital	12/31/20	—	842,936
	12/31/19	—	—

Total	12/31/20	$1,275,436	$29,000,163

	12/31/19	$1,185,898	$11,378,057

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated earnings (loss) were as follows:

	Emerging Markets Bond Fund	Systematic Multi-Strategy Fund

Undistributed ordinary income	$33,937	$—
Non-expiring capital loss carryforwards(a)	(1,092,405)	(14,425,410)
Net unrealized gains(b)	454,391	66,656,035
Qualified late-year losses(c)	—	(62,431,640)

	$(604,077)	$(10,201,015)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on constructive sales, the accounting for swap agreements, the accrual of income on securities in default, the classification of investments, and amortization methods for premiums on fixed income securities.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Emerging Markets Bond Fund	Systematic Multi-Strategy Fund

Tax cost	$23,630,992	$4,157,009,621

Gross unrealized appreciation	$2,459,636	$83,680,788
Gross unrealized depreciation	(2,002,221)	(14,586,681)

Net unrealized appreciation (depreciation)	$457,415	$69,094,107

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield

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Notes to Financial Statements  (continued)

securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/20		Year Ended 12/31/19

Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Emerging Markets Bond Fund
Institutional
Shares sold	9,892	$89,151	—	$—
Shares issued in reinvestment of distributions	261	2,466	—	—
Shares redeemed	(189)	(1,774)	—	—

	9,964	$89,843	—	$—

Class K
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	$—	—	$—

	9,964	$89,843	—	$—

	Year Ended 12/31/20		Year Ended 12/31/19

Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Systematic Multi-Strategy Fund
Institutional
Shares sold	313,757,236	$3,180,691,392	29,995,937	$301,017,705
Shares issued in reinvestment of distributions	2,559,501	25,870,980	689,657	6,834,059
Shares redeemed	(38,368,636)	(388,028,447)	(6,056,898)	(60,721,591)

	277,948,101	$2,818,533,925	24,628,696	$247,130,173

Investor A
Shares sold and automatic conversion of shares	14,113,467	$143,367,057	7,668,519	$76,759,083
Shares issued in reinvestment of distributions	150,864	1,522,722	213,591	2,116,330
Shares redeemed	(4,030,662)	(40,338,338)	(618,057)	(6,163,789)

	10,233,669	$104,551,441	7,264,053	$72,711,624

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

	Year Ended 12/31/20		Year Ended 12/31/19

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
Systematic Multi-Strategy Fund (continued)
Investor C
Shares sold	475,985	$4,838,834	24,664	$247,082
Shares issued in reinvestment of distributions	1,947	19,602	715	7,080
Shares redeemed and automatic conversion of shares	(24,659)	(246,201)	(2,412)	(24,012)

	453,273	$4,612,235	22,967	$230,150

Class K(a)
Shares sold	29,354	$300,000	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	29,354	$300,000	—	$—

	288,664,397	$2,927,997,601	31,915,716	$320,071,947

(a)	The share class commenced operation on September 29, 2020.

As of December 31, 2020, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Class K	Total
Emerging Markets Bond Fund	5,000	2,495,000	2,500,000
Systematic Multi-Strategy Fund	—	29,354	29,354

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Emerging Markets Bond Fund and BlackRock Systematic Multi-Strategy Fund and the Board of Trustees of BlackRock Funds V and BlackRock Funds IV:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Emerging Markets Bond Fund of BlackRock Funds V, and of BlackRock Systematic Multi-Strategy Fund of BlackRock Funds IV, (the “Funds”), including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BlackRock Emerging Markets Bond Fund	For each of the three years in the period ended December 31, 2020 and for the period from July 27, 2017 (commencement of operations) through December 31, 2017
BlackRock Systematic Multi-Strategy Fund	For each of the four years in the period ended December 31, 2020

The financial highlights of BlackRock Systematic Multi-Strategy Fund for the year ended December 31, 2016 were audited by other auditors whose report dated February 24, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	85

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
Systematic Multi-Strategy Fund	4.82%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Fund Name	Qualified Dividend Income
Systematic Multi-Strategy Fund	$1,519,907

For the fiscal year ended December 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Emerging Markets Bond Fund	$1,057,152	$—

For the fiscal year ended December 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related Dividends
Systematic Multi-Strategy Fund	$15,375,880

The Funds hereby designate the following amount of distributions from direct federal obligation interest for the fiscal year ended December 31, 2020:

Fund Name	Federal Obligation Interest
Systematic Multi-Strategy Fund	$439,444

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds IV and BlackRock Funds V (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Emerging Markets Bond Fund and BlackRock Systematic Multi-Strategy Fund (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the respective Funds, met on November 18-19, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	87

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	84 RICs consisting of 108 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not- for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	84 RICs consisting of 108 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	84 RICs consisting of 108 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	84 RICs consisting of 108 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	85 RICs consisting of 109 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	84 RICs consisting of 108 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester(d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	85 RICs consisting of 109 Portfolios	None
Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	85 RICs consisting of 109 Portfolios	None

Interested Trustees(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	89

Trustee and Officer Information  (continued)

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	91

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Willkie Farr & Gallagher LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Funds
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

92	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CNH	Chinese Yuan

CNY	Chinese Yuan

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

TRY	Turkish Lira

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BBR	Bank Bill Rate

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

GMTN	Global Medium-Term Note

HIBOR	Hong Kong Interbank Offered Rate

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBOR	Mexico Interbank Offered Rate

PIK	Payment-in-Kind

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SIBOR	Singapore Interbank Offered Rate

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

WIBOR	Warsaw Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	93

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FIXINC-12/20-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche (“D&T) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Systematic Multi-Strategy Fund	$65,688	$65,688	$4,000	$0	$26,800	$20,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Systematic Multi-Strategy Fund	$30,800	$20,600

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: March 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: March 5, 2021